Confidential Exhibit 99.3 Subject to Substantial Revision Professional Eyes Only Subject to FRE 408 Confidential Subject to Substantial Revision Professional Eyes Only Subject to FRE 408 0/0/0 128/128/128 187/224/227 51/51/153 255/255/255 0/153/153 153/204/0 Cleansing Materials March 2019 1 Confidential Exhibit 99.3 Subject to Substantial Revision Professional Eyes Only Subject to FRE 408 Confidential Subject to Substantial Revision Professional Eyes Only Subject to FRE 408 0/0/0 128/128/128 187/224/227 51/51/153 255/255/255 0/153/153 153/204/0 Cleansing Materials March 2019 1

Confidential Subject to Substantial Revision Professional Eyes Only Disclaimer Subject to FRE 408 These discussion materials contain selected information about Hexion Inc. and its subsidiaries (collectively, the “Company”). The sole purpose of 0/0/0 these materials is to facilitate a discussion of a potential restructuring transaction (the “Transaction”). These materials are not intended to form the definite basis of any transaction or investment decision. These materials are not meant to be binding on the parties and do not constitute an offer or invitation for the sale or purchase of securities. Accordingly, the parties recognize that a full and complete agreement among the parties is not set 128/128/128 forth herein and the parties do not intend to be bound unless and until they enter into definitive documentation regarding the subject matter of these materials. Nothing in these materials shall be deemed a waiver of any rights of the Company. 187/224/227 The information herein has been provided by the Company or obtained from public and other sources. Neither the Company nor its agents make any representation or warranty, express or implied, as to the accuracy or completeness of these materials and the Company and its agents 51/51/153 expressly disclaim any liability with respect to these materials. Any projections, estimates and other forward looking statements with respect to the Company herein have been provided by the Company. No representation or warranty is given as to the achievability or reasonableness of any such projections, estimates or forward looking statements. Actual results may differ and such differences may be material. Only those representations 255/255/255 and warranties by the Company which may be made in a definitive agreement if and when finally executed, and subject to such limitations and restrictions as may be agreed, shall have any legal effect. 0/153/153 These materials are strictly confidential and are subject to a confidentiality agreement between the recipient and the Company. These materials must not be disclosed by the recipient to any person and may not be copied for any purpose without the prior written consent of the Company. 153/204/0 Each recipient acknowledges that some or all of such information is or may be price-sensitive information and that the use of such information may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and each recipient undertakes not to use any such information for any unlawful purpose. Any Transaction with the Company involves a high degree of risk. Any party to the Transaction should investigate, ask about and consider such risks in its due diligence investigation before entering into any Transaction. The Transaction has not been registered under the Securities Act of 1933 or any applicable state or foreign securities laws. The Company and the recipient agree that any and all discussions, negotiations and communications during and relating to these materials, including, without limitation, information or documents disclosed, shared or exchanged in connection with the parties' discussions of these materials, as well as the mere fact that such discussions have occurred or are occurring, are and shall be confidential, and to the fullest extent provided by law, protected as settlement discussions under Federal Rule of Evidence 408 and any applicable similar state or foreign laws or rules. 2 Confidential Subject to Substantial Revision Professional Eyes Only Disclaimer Subject to FRE 408 These discussion materials contain selected information about Hexion Inc. and its subsidiaries (collectively, the “Company”). The sole purpose of 0/0/0 these materials is to facilitate a discussion of a potential restructuring transaction (the “Transaction”). These materials are not intended to form the definite basis of any transaction or investment decision. These materials are not meant to be binding on the parties and do not constitute an offer or invitation for the sale or purchase of securities. Accordingly, the parties recognize that a full and complete agreement among the parties is not set 128/128/128 forth herein and the parties do not intend to be bound unless and until they enter into definitive documentation regarding the subject matter of these materials. Nothing in these materials shall be deemed a waiver of any rights of the Company. 187/224/227 The information herein has been provided by the Company or obtained from public and other sources. Neither the Company nor its agents make any representation or warranty, express or implied, as to the accuracy or completeness of these materials and the Company and its agents 51/51/153 expressly disclaim any liability with respect to these materials. Any projections, estimates and other forward looking statements with respect to the Company herein have been provided by the Company. No representation or warranty is given as to the achievability or reasonableness of any such projections, estimates or forward looking statements. Actual results may differ and such differences may be material. Only those representations 255/255/255 and warranties by the Company which may be made in a definitive agreement if and when finally executed, and subject to such limitations and restrictions as may be agreed, shall have any legal effect. 0/153/153 These materials are strictly confidential and are subject to a confidentiality agreement between the recipient and the Company. These materials must not be disclosed by the recipient to any person and may not be copied for any purpose without the prior written consent of the Company. 153/204/0 Each recipient acknowledges that some or all of such information is or may be price-sensitive information and that the use of such information may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and each recipient undertakes not to use any such information for any unlawful purpose. Any Transaction with the Company involves a high degree of risk. Any party to the Transaction should investigate, ask about and consider such risks in its due diligence investigation before entering into any Transaction. The Transaction has not been registered under the Securities Act of 1933 or any applicable state or foreign securities laws. The Company and the recipient agree that any and all discussions, negotiations and communications during and relating to these materials, including, without limitation, information or documents disclosed, shared or exchanged in connection with the parties' discussions of these materials, as well as the mere fact that such discussions have occurred or are occurring, are and shall be confidential, and to the fullest extent provided by law, protected as settlement discussions under Federal Rule of Evidence 408 and any applicable similar state or foreign laws or rules. 2

Confidential Subject to Substantial Revision Professional Eyes Only Hexion Presenters Subject to FRE 408 Craig Rogerson George Knight Doug Johns Mark Bidstrup 0/0/0 President & Executive Vice President & Executive Vice President & Senior Vice President & Chief Executive Officer Chief Financial Officer General Counsel Treasurer 128/128/128 § Has almost 40 years of § Has more than 20 years of § Has over 25 years of experience § Has more than 15 years of 187/224/227 experience in the chemicals chemicals industry experience in the chemicals industry chemicals industry experience industry and has served in a variety of § Served in a variety of rolls across § Has served in his current role positions across Hexion Hexion including Division CFO for 51/51/153 § Joined Hexion in July 2017 since 2010 Epoxy Phenolic Resins and Forest § Prior to his current position, § Prior to joining Hexion, Craig § Prior to becoming General Products George served as Senior Vice served as Chairman, President Counsel of Hexion, he was 255/255/255 President of Finance and § Joined Hexion’s predecessor and Chief Executive Officer of General Counsel of Momentive Treasurer from 2010 – 2016 and company Borden Chemical in Chemtura Corporation from 2008 Performance Materials served in a similar role for 2001 and Division Chief Financial 0/153/153 – 2017 Momentive Performance Materials § Prior to joining Hexion’s Officer of the Performance Resins § Has also served as President, predecessor company, Doug Group § Joined Hexion’s predecessor Chief Executive Officer and served as General Counsel for GE 153/204/0 company Borden Chemical in § Has also worked for Borden Director of Hercules Incorporated Advanced Materials 1997 and served in a variety of Foods in a variety of roles from 2003 – 2008 roles § Before his career in chemicals he § Previously held positions at § Joined Hercules in 1979, serving was a trial lawyer at the United § Has also worked for Duracell PricewaterhouseCoopers in a variety of leadership positions States Department of Justice and International, Inc. as Assistant until 1997 when he left to become was in private practice § Received his bachelor’s degree in Corporate Controller and then as President and CEO of Wacker accounting from the Ohio State Asia Pacific Finance Director § Received his bachelor’s degree Silicones Corporate. He re-joined University from Oberlin College, his MBA Hercules in 2000 as President of § Received his bachelor’s degree in from University of Massachusetts their BetzDearborn subsidiary economics from St. Anselm Amherst and his Law Degree from College and his master’s degree § Received a chemical engineering Northeastern School of Law in accounting from Syracuse degree from Michigan State University University 3 Confidential Subject to Substantial Revision Professional Eyes Only Hexion Presenters Subject to FRE 408 Craig Rogerson George Knight Doug Johns Mark Bidstrup 0/0/0 President & Executive Vice President & Executive Vice President & Senior Vice President & Chief Executive Officer Chief Financial Officer General Counsel Treasurer 128/128/128 § Has almost 40 years of § Has more than 20 years of § Has over 25 years of experience § Has more than 15 years of 187/224/227 experience in the chemicals chemicals industry experience in the chemicals industry chemicals industry experience industry and has served in a variety of § Served in a variety of rolls across § Has served in his current role positions across Hexion Hexion including Division CFO for 51/51/153 § Joined Hexion in July 2017 since 2010 Epoxy Phenolic Resins and Forest § Prior to his current position, § Prior to joining Hexion, Craig § Prior to becoming General Products George served as Senior Vice served as Chairman, President Counsel of Hexion, he was 255/255/255 President of Finance and § Joined Hexion’s predecessor and Chief Executive Officer of General Counsel of Momentive Treasurer from 2010 – 2016 and company Borden Chemical in Chemtura Corporation from 2008 Performance Materials served in a similar role for 2001 and Division Chief Financial 0/153/153 – 2017 Momentive Performance Materials § Prior to joining Hexion’s Officer of the Performance Resins § Has also served as President, predecessor company, Doug Group § Joined Hexion’s predecessor Chief Executive Officer and served as General Counsel for GE 153/204/0 company Borden Chemical in § Has also worked for Borden Director of Hercules Incorporated Advanced Materials 1997 and served in a variety of Foods in a variety of roles from 2003 – 2008 roles § Before his career in chemicals he § Previously held positions at § Joined Hercules in 1979, serving was a trial lawyer at the United § Has also worked for Duracell PricewaterhouseCoopers in a variety of leadership positions States Department of Justice and International, Inc. as Assistant until 1997 when he left to become was in private practice § Received his bachelor’s degree in Corporate Controller and then as President and CEO of Wacker accounting from the Ohio State Asia Pacific Finance Director § Received his bachelor’s degree Silicones Corporate. He re-joined University from Oberlin College, his MBA Hercules in 2000 as President of § Received his bachelor’s degree in from University of Massachusetts their BetzDearborn subsidiary economics from St. Anselm Amherst and his Law Degree from College and his master’s degree § Received a chemical engineering Northeastern School of Law in accounting from Syracuse degree from Michigan State University University 3

Confidential Subject to Substantial Revision Glossary of Terms Professional Eyes Only Subject to FRE 408 TERM ABBREV. TERM ABBREV. 0/0/0 Base Epoxy Resins and Intermediates BERI Liquid Epoxy Resins LER Bisphenol A BPA Margin Over Materials MOM 128/128/128 Bisphenol F BPF Medium-Density Fiberboard MDF 187/224/227 Coating, Civil Engineering, Adhesives and Distributors CCAD Melamine Formaldehyde Resins MF Coatings, Adhesives, Sealants and Elastomers CASE Methylene Diphenyl Disocyanate MDI 51/51/153 Combined-Cycle Gas Turbines CCGT Neodecanic Acid NDA 255/255/255 Concentrated Solar Power CSP Oriented Strand Board OSB 0/153/153 Engineered Thermosets ETS Original Equipment Manufacturers OEM Environmental, Health and Safety EHS Performance Adhesives PA 153/204/0 Epichlorohydrin ECH Phenolic Specialty Resins PSR Epoxy Specialty Resins EPS Plywood PW European Phenolic Resins Association EPRA Polycarbonate PC Fire, Smoke and Toxicity FST Redispersible Powders RDP Forest Products Division FPD Slow Release Nitrogen SRN Formaldehyde HCHO Versatic Acid and Derivatives VA&D Gas Turbine GT Volatile Organic Compound VOC Laminate and Derivatives LMD Waterborne WB Levelized Cost of Energy LCOE 4 Confidential Subject to Substantial Revision Glossary of Terms Professional Eyes Only Subject to FRE 408 TERM ABBREV. TERM ABBREV. 0/0/0 Base Epoxy Resins and Intermediates BERI Liquid Epoxy Resins LER Bisphenol A BPA Margin Over Materials MOM 128/128/128 Bisphenol F BPF Medium-Density Fiberboard MDF 187/224/227 Coating, Civil Engineering, Adhesives and Distributors CCAD Melamine Formaldehyde Resins MF Coatings, Adhesives, Sealants and Elastomers CASE Methylene Diphenyl Disocyanate MDI 51/51/153 Combined-Cycle Gas Turbines CCGT Neodecanic Acid NDA 255/255/255 Concentrated Solar Power CSP Oriented Strand Board OSB 0/153/153 Engineered Thermosets ETS Original Equipment Manufacturers OEM Environmental, Health and Safety EHS Performance Adhesives PA 153/204/0 Epichlorohydrin ECH Phenolic Specialty Resins PSR Epoxy Specialty Resins EPS Plywood PW European Phenolic Resins Association EPRA Polycarbonate PC Fire, Smoke and Toxicity FST Redispersible Powders RDP Forest Products Division FPD Slow Release Nitrogen SRN Formaldehyde HCHO Versatic Acid and Derivatives VA&D Gas Turbine GT Volatile Organic Compound VOC Laminate and Derivatives LMD Waterborne WB Levelized Cost of Energy LCOE 4

Confidential Subject to Substantial Revision Professional Eyes Only Table of Contents Subject to FRE 408 I. Company Overview 0/0/0 II. Business Unit Highlights & Detail 128/128/128 A. Forest Products Division 187/224/227 B. Base Epoxy Resins & Intermediates 51/51/153 C. Epoxy Specialty Resins D. Versatics 255/255/255 E. Phenolic Specialty Resins 0/153/153 F. Oilfield 153/204/0 III. Historical & Projected Financial Summary IV. Organizational Structure Appendix 5 Confidential Subject to Substantial Revision Professional Eyes Only Table of Contents Subject to FRE 408 I. Company Overview 0/0/0 II. Business Unit Highlights & Detail 128/128/128 A. Forest Products Division 187/224/227 B. Base Epoxy Resins & Intermediates 51/51/153 C. Epoxy Specialty Resins D. Versatics 255/255/255 E. Phenolic Specialty Resins 0/153/153 F. Oilfield 153/204/0 III. Historical & Projected Financial Summary IV. Organizational Structure Appendix 5

Confidential Subject to Substantial Revision Professional Eyes Only Subject to FRE 408 I. Company Overview Confidential Subject to Substantial Revision Professional Eyes Only Subject to FRE 408 I. Company Overview

Confidential Subject to Substantial Revision Professional Eyes Only Hexion Business Overview Subject to FRE 408 Value-added global specialty chemical company with leading market positions across a broad range of diversified growing end markets Key Statistics Overview Leading Market Positions Globally 0/0/0 § Based in Columbus, OH, Hexion is the global #1 #1 #2 128/128/128 leader in thermoset resins Columbus, HQ – Through a broad range of thermoset OH 187/224/227 technologies and specialty products, the Forest Specialty Base Company serves and supports customers Product Epoxy Resins – Epoxy Resins Wind Energy in a diverse range of applications and Resins 51/51/153 Production industries 47 #1 #1 #2 1 Sites § The Company primarily operates through two 255/255/255 divisions: 0/153/153 – Forest Products Division (FPD): global Versatic Phenolic Resin-Coated 1 Acids™ & Specialty Employees ~4,300 leader in supplying resins, adhesives, Proppants Derivatives Resins wax emulsions, and ancillary products to 153/204/0 the forest products industry Diversified End Markets – Epoxy, Phenolic, and Coating Resins 1 Home Division (EPCD): leading global Other Patents >1,000 Architectural Construction 18% producer of epoxy specialty resins, 2% 17% modifiers, and curing agents Electronics 3% § The company’s global manufacturing and Q3 2018 commercial footprint, combined with leading Consumer/ General $3,784mm 2 Durable LTM Sales Construction R&D and technology capabilities allows it to Goods 16% serve a blue chip customer base across over 3% Wind Energy 90 countries Oil and Gas Q3 2018 10% 6% LTM Adj. $469mm Automotiv e 2 EBITDA (12.4%) 7% Furniture Industrial/ (margin) 8% Marine 10% Q3 2018 LTM Revenue of $3.8 Billion Source: Company Management (1) As of 12/31/2018 (2) Adjusted for business optimization initiatives, in-process synergies and ATG divestiture 7 Confidential Subject to Substantial Revision Professional Eyes Only Hexion Business Overview Subject to FRE 408 Value-added global specialty chemical company with leading market positions across a broad range of diversified growing end markets Key Statistics Overview Leading Market Positions Globally 0/0/0 § Based in Columbus, OH, Hexion is the global #1 #1 #2 128/128/128 leader in thermoset resins Columbus, HQ – Through a broad range of thermoset OH 187/224/227 technologies and specialty products, the Forest Specialty Base Company serves and supports customers Product Epoxy Resins – Epoxy Resins Wind Energy in a diverse range of applications and Resins 51/51/153 Production industries 47 #1 #1 #2 1 Sites § The Company primarily operates through two 255/255/255 divisions: 0/153/153 – Forest Products Division (FPD): global Versatic Phenolic Resin-Coated 1 Acids™ & Specialty Employees ~4,300 leader in supplying resins, adhesives, Proppants Derivatives Resins wax emulsions, and ancillary products to 153/204/0 the forest products industry Diversified End Markets – Epoxy, Phenolic, and Coating Resins 1 Home Division (EPCD): leading global Other Patents >1,000 Architectural Construction 18% producer of epoxy specialty resins, 2% 17% modifiers, and curing agents Electronics 3% § The company’s global manufacturing and Q3 2018 commercial footprint, combined with leading Consumer/ General $3,784mm 2 Durable LTM Sales Construction R&D and technology capabilities allows it to Goods 16% serve a blue chip customer base across over 3% Wind Energy 90 countries Oil and Gas Q3 2018 10% 6% LTM Adj. $469mm Automotiv e 2 EBITDA (12.4%) 7% Furniture Industrial/ (margin) 8% Marine 10% Q3 2018 LTM Revenue of $3.8 Billion Source: Company Management (1) As of 12/31/2018 (2) Adjusted for business optimization initiatives, in-process synergies and ATG divestiture 7

Confidential Subject to Substantial Revision Professional Eyes Only Business Highlights Subject to FRE 408 Hexion benefits from leading market positions in a diversified value-added product portfolio serving growing end markets 0/0/0 128/128/128 Leading market position across key business segments 1 187/224/227 Diversified product portfolio with broad exposure to attractive end-markets serving a blue- 51/51/153 2 chip customer base 255/255/255 Industry-leading R&D and technical service capabilities with robust pipeline of new 0/153/153 3 products 153/204/0 Significant investment in manufacturing footprint serving growing global end markets 4 Attractive financial performance positioned for growth – strong recent performance, low capex 5 and net working capital requirements and significant NOL value Experienced management team with extensive chemical industry knowledge 6 Source: Market Research, Company Management 8 Confidential Subject to Substantial Revision Professional Eyes Only Business Highlights Subject to FRE 408 Hexion benefits from leading market positions in a diversified value-added product portfolio serving growing end markets 0/0/0 128/128/128 Leading market position across key business segments 1 187/224/227 Diversified product portfolio with broad exposure to attractive end-markets serving a blue- 51/51/153 2 chip customer base 255/255/255 Industry-leading R&D and technical service capabilities with robust pipeline of new 0/153/153 3 products 153/204/0 Significant investment in manufacturing footprint serving growing global end markets 4 Attractive financial performance positioned for growth – strong recent performance, low capex 5 and net working capital requirements and significant NOL value Experienced management team with extensive chemical industry knowledge 6 Source: Market Research, Company Management 8

Leading Market Positions Across Key Confidential 1 Subject to Substantial Revision Professional Eyes Only Business Segments Subject to FRE 408 Forest Product Resins 0/0/0 § #1 global supplier of merchant formaldehyde and engineered wood adhesives to major engineered wood producers 128/128/128 Base Epoxy Resins 187/224/227 § #2 supplier of LER in North America and Europe for use primarily in coatings and construction applications 51/51/153 255/255/255 Specialty Epoxy Resins § #1 global supplier of infusion resins and bonding pastes for wind turbine blades 0/153/153 153/204/0 Versatic Acids™ & Derivatives § #1 global supplier of neodecanoic acid (NDA) and its derivatives VeoVa™ Vinyl Ester and Cardura™ Glycidyl Ester for use in architectural and automotive coatings Phenolic Specialty Resins § #1 supplier of phenolic specialty resins and engineered thermoset molding compounds in North America and Europe for use in automotive, aerospace and industrial applications Resin-Coated Proppants § #2 global supplier of resin-coated proppants for the oil and gas industry 9 Leading Market Positions Across Key Confidential 1 Subject to Substantial Revision Professional Eyes Only Business Segments Subject to FRE 408 Forest Product Resins 0/0/0 § #1 global supplier of merchant formaldehyde and engineered wood adhesives to major engineered wood producers 128/128/128 Base Epoxy Resins 187/224/227 § #2 supplier of LER in North America and Europe for use primarily in coatings and construction applications 51/51/153 255/255/255 Specialty Epoxy Resins § #1 global supplier of infusion resins and bonding pastes for wind turbine blades 0/153/153 153/204/0 Versatic Acids™ & Derivatives § #1 global supplier of neodecanoic acid (NDA) and its derivatives VeoVa™ Vinyl Ester and Cardura™ Glycidyl Ester for use in architectural and automotive coatings Phenolic Specialty Resins § #1 supplier of phenolic specialty resins and engineered thermoset molding compounds in North America and Europe for use in automotive, aerospace and industrial applications Resin-Coated Proppants § #2 global supplier of resin-coated proppants for the oil and gas industry 9

Diversified Product Portfolio with Broad Exposure Confidential 2 Subject to Substantial Revision to Attractive End-Markets Serving a Blue-Chip Professional Eyes Only Subject to FRE 408 Customer Base Hexion benefits from an exposure to growing end-markets 0/0/0 1 2 LTM Segment EBITDA by Business Segment End-Market Volume Growth (2016A – 2022 CAGR) 128/128/128 Construction ~4% Oilfield Phenolic (3%) Resins (PSR) 187/224/227 LER ~3% 7% Versatics BPA ~3% 51/51/153 9% Wind ~5% 255/255/255 Specialty Waterborne Coatings ~37% Epoxy (EPS) FPD 12% 54% 0/153/153 Industrial Production ~2% Automotive ~2% 153/204/0 Base Epoxy Aerospace ~6% (BERI) 20% NA RCS Proppant ~(3%) ~(10%) ~0% ~10% ~20% ~30% ~40% Source: IEA, EIA, Statista and IHS (1) Based on total LTM Segment EBITDA $446 million, adjusted for divested business and excludes corporate overhead expenses, as well as FPD and EPCD administrative expenses (2) Shown for 2016A – 2022E CAGR except for NA RCS Proppant which is 2018E – 2022E 10 Diversified Product Portfolio with Broad Exposure Confidential 2 Subject to Substantial Revision to Attractive End-Markets Serving a Blue-Chip Professional Eyes Only Subject to FRE 408 Customer Base Hexion benefits from an exposure to growing end-markets 0/0/0 1 2 LTM Segment EBITDA by Business Segment End-Market Volume Growth (2016A – 2022 CAGR) 128/128/128 Construction ~4% Oilfield Phenolic (3%) Resins (PSR) 187/224/227 LER ~3% 7% Versatics BPA ~3% 51/51/153 9% Wind ~5% 255/255/255 Specialty Waterborne Coatings ~37% Epoxy (EPS) FPD 12% 54% 0/153/153 Industrial Production ~2% Automotive ~2% 153/204/0 Base Epoxy Aerospace ~6% (BERI) 20% NA RCS Proppant ~(3%) ~(10%) ~0% ~10% ~20% ~30% ~40% Source: IEA, EIA, Statista and IHS (1) Based on total LTM Segment EBITDA $446 million, adjusted for divested business and excludes corporate overhead expenses, as well as FPD and EPCD administrative expenses (2) Shown for 2016A – 2022E CAGR except for NA RCS Proppant which is 2018E – 2022E 10

Industry-Leading R&D and Technical Service Confidential 3 Subject to Substantial Revision Professional Eyes Only Capabilities… Subject to FRE 408 Hexion’s continued investments in R&D have resulted in a significant portion of revenue being derived from new products 0/0/0 1 R&D Capabilities Revenue from New Products as % of Total Revenue 128/128/128 § 24 R&D sites with 300 R&D professionals 22.6% 187/224/227 – Key R&D innovation centers located strategically near 19.6% global customers and in proximity to large end markets 19.1% 18.7% 51/51/153 17.5% – R&D team engages in joint research and co- 255/255/255 development of next generation products with customers 0/153/153 § More than 1,000 patented products and 1,100 trademarks 153/204/0 2014A 2015A 2016A 2017A 2018A Q3 LTM § Rolling five-year new product revenue has represented on average ~20% of total revenue between 2014 and Q3 2018 LTM Source: Company Management (1) Reflects rolling five-year new product revenue 11 Industry-Leading R&D and Technical Service Confidential 3 Subject to Substantial Revision Professional Eyes Only Capabilities… Subject to FRE 408 Hexion’s continued investments in R&D have resulted in a significant portion of revenue being derived from new products 0/0/0 1 R&D Capabilities Revenue from New Products as % of Total Revenue 128/128/128 § 24 R&D sites with 300 R&D professionals 22.6% 187/224/227 – Key R&D innovation centers located strategically near 19.6% global customers and in proximity to large end markets 19.1% 18.7% 51/51/153 17.5% – R&D team engages in joint research and co- 255/255/255 development of next generation products with customers 0/153/153 § More than 1,000 patented products and 1,100 trademarks 153/204/0 2014A 2015A 2016A 2017A 2018A Q3 LTM § Rolling five-year new product revenue has represented on average ~20% of total revenue between 2014 and Q3 2018 LTM Source: Company Management (1) Reflects rolling five-year new product revenue 11

Confidential 3 Subject to Substantial Revision …With Robust Pipeline of New Products Professional Eyes Only Subject to FRE 408 0/0/0 128/128/128 187/224/227 51/51/153 255/255/255 0/153/153 Redacted 153/204/0 12 Confidential 3 Subject to Substantial Revision …With Robust Pipeline of New Products Professional Eyes Only Subject to FRE 408 0/0/0 128/128/128 187/224/227 51/51/153 255/255/255 0/153/153 Redacted 153/204/0 12

Significant Investment in Manufacturing Footprint Confidential 4 Subject to Substantial Revision Professional Eyes Only Serving Growing Global End Markets Subject to FRE 408 47 total active production sites around the world, serving more than 3,300 customers in approximately 90 countries creating a strong global footprint Locations 0/0/0 128/128/128 187/224/227 llllllllll lllllllllllllll 51/51/153 lllll lllllllllllllll lllll lllll llllllllll lllllllllllllllllllllllllllllllllll llllllllllllllllllll lllll lllllllllllllllllllllllll lllllllllllllllllllllllllllllllllllllllllllllllllllllllllllllllllllllllllllllllllllll lllllllllllllllllllllllllllllllllllllllllllllllllllllll llllllllllllllllllllllllllllllllllllllllllllllllll llllllllll llllllllll lllllllllllllll 255/255/255 llllllllllllllllllll llllllllllllllllllll lllllllllllllll lllllllllllllllllllllllllllllllllll lllllllllllllllllllllllllllllllllllllllllllllllllllllll lllll llllllllll llllllllllllllllllllllllllllll llllllllllllllllllll llllllllllllllllllllllllllllll lllllllllllllll llllllllllllllllllll lllllllllllllllllllllllll «««««llllllllll ««««««««««llllllllll ll««l«l««l«««««lllll llllllllllllllllllll lllllllllllllll llllllllll llllllllll lllllllllllllll lllllllllllllll llllllllllllllllllll lllllllllllllll 0/153/153 llllllllllllllllllll lllll lllllllllllllll llllllllllllllllllllllllllllll llllllllllllllllllllllllllllllllllllllll llllllllllllllllllllllllllllllllllllllllllllllllllllllllllll lllllllllllllllllllllllll llllllllllllllllllllllllllllllllllllllllllllllllll llllllllllllllllllllllllllllllllllllllllllllllllllllllllllllllllllllll llllllllll llllllllll llllllllll lllll 153/204/0 1 Revenue by Geographyllllllllll llllllllll llllllllll llllllllll llllllllll Asia Pacific HQ ««««««««««««««« «««««««««« 10% lllll lllllllllllllll EPCD EMEAlllll 27% lllll lllllllllllllll FPD lllll llllllllll llllllllll lllll llllllllll llllllllll JV llllllllllllllllllll llllllllll lllll llllllllll llllllllll lllllllllllllll llllllllll llllllllll lllllllllllllll R&D llllllllllllllllllllllllllllll llllllllllllllllllll llllllllll lllllllllllllll Americas 63% Source: Company Management (1) Based on 2017A 13 Significant Investment in Manufacturing Footprint Confidential 4 Subject to Substantial Revision Professional Eyes Only Serving Growing Global End Markets Subject to FRE 408 47 total active production sites around the world, serving more than 3,300 customers in approximately 90 countries creating a strong global footprint Locations 0/0/0 128/128/128 187/224/227 llllllllll lllllllllllllll 51/51/153 lllll lllllllllllllll lllll lllll llllllllll lllllllllllllllllllllllllllllllllll llllllllllllllllllll lllll lllllllllllllllllllllllll lllllllllllllllllllllllllllllllllllllllllllllllllllllllllllllllllllllllllllllllllllll lllllllllllllllllllllllllllllllllllllllllllllllllllllll llllllllllllllllllllllllllllllllllllllllllllllllll llllllllll llllllllll lllllllllllllll 255/255/255 llllllllllllllllllll llllllllllllllllllll lllllllllllllll lllllllllllllllllllllllllllllllllll lllllllllllllllllllllllllllllllllllllllllllllllllllllll lllll llllllllll llllllllllllllllllllllllllllll llllllllllllllllllll llllllllllllllllllllllllllllll lllllllllllllll llllllllllllllllllll lllllllllllllllllllllllll «««««llllllllll ««««««««««llllllllll ll««l«l««l«««««lllll llllllllllllllllllll lllllllllllllll llllllllll llllllllll lllllllllllllll lllllllllllllll llllllllllllllllllll lllllllllllllll 0/153/153 llllllllllllllllllll lllll lllllllllllllll llllllllllllllllllllllllllllll llllllllllllllllllllllllllllllllllllllll llllllllllllllllllllllllllllllllllllllllllllllllllllllllllll lllllllllllllllllllllllll llllllllllllllllllllllllllllllllllllllllllllllllll llllllllllllllllllllllllllllllllllllllllllllllllllllllllllllllllllllll llllllllll llllllllll llllllllll lllll 153/204/0 1 Revenue by Geographyllllllllll llllllllll llllllllll llllllllll llllllllll Asia Pacific HQ ««««««««««««««« «««««««««« 10% lllll lllllllllllllll EPCD EMEAlllll 27% lllll lllllllllllllll FPD lllll llllllllll llllllllll lllll llllllllll llllllllll JV llllllllllllllllllll llllllllll lllll llllllllll llllllllll lllllllllllllll llllllllll llllllllll lllllllllllllll R&D llllllllllllllllllllllllllllll llllllllllllllllllll llllllllll lllllllllllllll Americas 63% Source: Company Management (1) Based on 2017A 13

Confidential 5 Subject to Substantial Revision Financial Highlights Professional Eyes Only Subject to FRE 408 Strong growth outlook driven by improving pricing dynamics and secular trends, paired with low capex and NWC requirements, as well as significant NOL value 1 Strong Recent Earnings Momentum Robust Financial Outlook 0/0/0 EBITDA EBITDA Margin EBITDA EBITDA Margin 128/128/128 $470 $446 $445 187/224/227 $356 51/51/153 11.8% 255/255/255 10.4% 11.7% 11.7% 0/153/153 LTM Q3 2017 LTM Q3 2018 2018E 2019E 153/204/0 Attractive FCF Characteristics Significant NOL Value NOL Capital Expenditures as % of Revenue NTC as % of Revenue Korea Italy Brazil Country Tax Rate Value $25 $12 $7 Spain $6 United States 21% $241 Germany 8% 8% 8% 8% 8% 8% 8% $51 Netherlands 25% 86 7% 7% Netherlands Germany 15% 8 $342 Korea 25% 6 5% 4% Italy 24% 3 3% 3% 3% Brazil 34% 2 3% 3% 2% 2% Spain 25% 2 United States Total NOL Value $347 $1,147 1 LTM Segment EBITDA $446 2015A 2016A 2017A 2018E 2019E 2020E 2021E 2022E 2023E 2 NOL Value / EBITDA 0.8x Total NOL Amount: $1,590 Source: Market Research, Company Management (1) EBITDA shown as Q3 2018 LTM Segment EBITDA pro forma for divested businesses (2) Represents the undiscounted face value of outstanding NOLs as of 12/31/2017 14 Confidential 5 Subject to Substantial Revision Financial Highlights Professional Eyes Only Subject to FRE 408 Strong growth outlook driven by improving pricing dynamics and secular trends, paired with low capex and NWC requirements, as well as significant NOL value 1 Strong Recent Earnings Momentum Robust Financial Outlook 0/0/0 EBITDA EBITDA Margin EBITDA EBITDA Margin 128/128/128 $470 $446 $445 187/224/227 $356 51/51/153 11.8% 255/255/255 10.4% 11.7% 11.7% 0/153/153 LTM Q3 2017 LTM Q3 2018 2018E 2019E 153/204/0 Attractive FCF Characteristics Significant NOL Value NOL Capital Expenditures as % of Revenue NTC as % of Revenue Korea Italy Brazil Country Tax Rate Value $25 $12 $7 Spain $6 United States 21% $241 Germany 8% 8% 8% 8% 8% 8% 8% $51 Netherlands 25% 86 7% 7% Netherlands Germany 15% 8 $342 Korea 25% 6 5% 4% Italy 24% 3 3% 3% 3% Brazil 34% 2 3% 3% 2% 2% Spain 25% 2 United States Total NOL Value $347 $1,147 1 LTM Segment EBITDA $446 2015A 2016A 2017A 2018E 2019E 2020E 2021E 2022E 2023E 2 NOL Value / EBITDA 0.8x Total NOL Amount: $1,590 Source: Market Research, Company Management (1) EBITDA shown as Q3 2018 LTM Segment EBITDA pro forma for divested businesses (2) Represents the undiscounted face value of outstanding NOLs as of 12/31/2017 14

Confidential 6 Subject to Substantial Revision Experienced Management Team Professional Eyes Only Subject to FRE 408 Experienced senior leadership team with an average of ~25 years of industry experience Craig Rogerson CEO 0/0/0 128/128/128 Hexion tenure: 1 Industry tenure: 39 187/224/227 51/51/153 Doug Johns Matt Sokol Paul Barletta George Knight John Auletto EVP & General Chief Administrative 255/255/255 EVP, Operations EVP/CFO EVP/HR Counsel Officer 0/153/153 153/204/0 Hexion tenure: 17 Hexion tenure: 11 Hexion tenure: 9 Hexion tenure: 21 Hexion tenure: 1 Industry tenure: 20+ Industry tenure: 30+ Industry tenure: 25+ Industry tenure: 21 Industry tenure: 10+ Mark Bidstrup Nathan Fisher SVP & Treasurer EVP, Procurement Hexion tenure: 17 Hexion tenure: 14 Industry tenure: 17 Industry tenure: 20+ 15 Confidential 6 Subject to Substantial Revision Experienced Management Team Professional Eyes Only Subject to FRE 408 Experienced senior leadership team with an average of ~25 years of industry experience Craig Rogerson CEO 0/0/0 128/128/128 Hexion tenure: 1 Industry tenure: 39 187/224/227 51/51/153 Doug Johns Matt Sokol Paul Barletta George Knight John Auletto EVP & General Chief Administrative 255/255/255 EVP, Operations EVP/CFO EVP/HR Counsel Officer 0/153/153 153/204/0 Hexion tenure: 17 Hexion tenure: 11 Hexion tenure: 9 Hexion tenure: 21 Hexion tenure: 1 Industry tenure: 20+ Industry tenure: 30+ Industry tenure: 25+ Industry tenure: 21 Industry tenure: 10+ Mark Bidstrup Nathan Fisher SVP & Treasurer EVP, Procurement Hexion tenure: 17 Hexion tenure: 14 Industry tenure: 17 Industry tenure: 20+ 15

Confidential Subject to Substantial Revision Professional Eyes Only Subject to FRE 408 II. Business Unit Highlights & Detail Confidential Subject to Substantial Revision Professional Eyes Only Subject to FRE 408 II. Business Unit Highlights & Detail

Confidential Subject to Substantial Revision Diversified Product Portfolio Professional Eyes Only Subject to FRE 408 Hexion has a broadly diversified portfolio of specialty chemical products serving growing global end markets 1,2 1,2 Revenue Segment EBITDA 0/0/0 128/128/128 FPD EPCD 44% 187/224/227 46% FPD EPCD 54% 56% 51/51/153 255/255/255 0/153/153 153/204/0 6 6 5 Phenolic Phenolic Oilfield Oilfield Resins (PSR) 5 Resins (PSR) 2% (3%) Versatics 15% 7% 4 9% 1 Versatics 4 Specialty FPD 6% 3 Epoxy (EPS) 1 44% 12% FPD 54% Specialty 3 Epoxy (EPS) 19% Base Epoxy Base Epoxy (BERI) 2 (BERI) 20% 2 15% Total LTM Revenue of $3.8 Billion FPD EPCD Total LTM Segment EBITDA of $446 Million (1) Based on Q3 2018 LTM financial performance (2) Charts excludes corporate overhead expenses, as well as FPD and EPCD administrative expenses 17 Confidential Subject to Substantial Revision Diversified Product Portfolio Professional Eyes Only Subject to FRE 408 Hexion has a broadly diversified portfolio of specialty chemical products serving growing global end markets 1,2 1,2 Revenue Segment EBITDA 0/0/0 128/128/128 FPD EPCD 44% 187/224/227 46% FPD EPCD 54% 56% 51/51/153 255/255/255 0/153/153 153/204/0 6 6 5 Phenolic Phenolic Oilfield Oilfield Resins (PSR) 5 Resins (PSR) 2% (3%) Versatics 15% 7% 4 9% 1 Versatics 4 Specialty FPD 6% 3 Epoxy (EPS) 1 44% 12% FPD 54% Specialty 3 Epoxy (EPS) 19% Base Epoxy Base Epoxy (BERI) 2 (BERI) 20% 2 15% Total LTM Revenue of $3.8 Billion FPD EPCD Total LTM Segment EBITDA of $446 Million (1) Based on Q3 2018 LTM financial performance (2) Charts excludes corporate overhead expenses, as well as FPD and EPCD administrative expenses 17

Confidential Subject to Substantial Revision Professional Eyes Only Forest Products Division Subject to FRE 408 Global leader in formaldehyde resins and wood adhesives 1 FPD Business Unit Overview 0/0/0 N.A. Formaldehyde Wood Adhesives 128/128/128 § Key ingredients for wood products 187/224/227 § Essential chemical precursor § Produces wood adhesives, used for binding ingredients in wood § Produces formaldehyde for the merchant markets, as well as for products including oriented strand board, plywood, medium-density internal uses 51/51/153 fiberboard and particleboard 255/255/255 #1 global supplier of merchant formaldehyde #1 supplier of wood adhesives to major engineered wood producers 0/153/153 153/204/0 Consumer Construction/ Automotive Goods Repair & Furniture Agriculture Remodel Construction Energy Source: Company Management 18 Selected End Position Description Competitors Markets Confidential Subject to Substantial Revision Professional Eyes Only Forest Products Division Subject to FRE 408 Global leader in formaldehyde resins and wood adhesives 1 FPD Business Unit Overview 0/0/0 N.A. Formaldehyde Wood Adhesives 128/128/128 § Key ingredients for wood products 187/224/227 § Essential chemical precursor § Produces wood adhesives, used for binding ingredients in wood § Produces formaldehyde for the merchant markets, as well as for products including oriented strand board, plywood, medium-density internal uses 51/51/153 fiberboard and particleboard 255/255/255 #1 global supplier of merchant formaldehyde #1 supplier of wood adhesives to major engineered wood producers 0/153/153 153/204/0 Consumer Construction/ Automotive Goods Repair & Furniture Agriculture Remodel Construction Energy Source: Company Management 18 Selected End Position Description Competitors Markets

Confidential Subject to Substantial Revision Professional Eyes Only Epoxy, Phenolic & Coating Resins Division Subject to FRE 408 Diverse business mix with leading market positions in a broad range of growing end markets EPCD Business Unit Overview 0/0/0 BERI EPS Versatics PSR Oilfield 2 3 4 5 6 128/128/128 $218m $49m 23% $562m $40m 7% $73m ($16m) n/m $552m $110m 20% $702m $64m 9% Revenue EBITDA Revenue EBITDA Revenue EBITDA Revenue EBITDA Revenue EBITDA EBITDA EBITDA EBITDA EBITDA EBITDA 187/224/227 margin margin margin margin margin § Base Epoxy Resins & § Epoxy Specialty Resins § Global producer of specialty § Leading global producer of § Leading producer of phenolic 51/51/153 Intermediates (“BERI”) is a (“EPS”) is a leading supplier of monomers that provide superior Phenolic Specialty Resins resin encapsulated sand for leading producer of epoxy and specialty epoxy materials value in diverse coatings and (“PSR”) and engineered oilfield applications epoxy intermediates including bonding paste, construction formulations thermoset molding compounds infusion systems and 255/255/255 waterborne coatings New Product launch offers unique #2 #1 #1 #1 supplier of LER in North global supplier of infusion resins global supplier of neodecanoic supplier of phenolic specialty opportunity to improve strategic 0/153/153 America and Europe and bonding pastes for blade acid (NDA) and its derivatives resins and engineered thermoset positioning in the Oil & Gas end manufacturers VeoVa™ Vinyl Ester and Cardura™ molding compounds in North America markets Glycidyl Ester and Europe 153/204/0 Architectural Coatings Oil & Gas Waterborne Construction Automotive Industrial Coatings 20% 12% 9% 7% (3%) Source: Company Management (1) Excludes corporate overhead expenses, as well as EPCD administrative expenses (2) Based on total LTM Segment EBITDA $446 million, adjusted for divested business and excluding corporate administrative results 19 Selected % of LTM End Compe- 1 Total Position Description 9/30/18A Markets titors 2 EBITDA Financials Confidential Subject to Substantial Revision Professional Eyes Only Epoxy, Phenolic & Coating Resins Division Subject to FRE 408 Diverse business mix with leading market positions in a broad range of growing end markets EPCD Business Unit Overview 0/0/0 BERI EPS Versatics PSR Oilfield 2 3 4 5 6 128/128/128 $218m $49m 23% $562m $40m 7% $73m ($16m) n/m $552m $110m 20% $702m $64m 9% Revenue EBITDA Revenue EBITDA Revenue EBITDA Revenue EBITDA Revenue EBITDA EBITDA EBITDA EBITDA EBITDA EBITDA 187/224/227 margin margin margin margin margin § Base Epoxy Resins & § Epoxy Specialty Resins § Global producer of specialty § Leading global producer of § Leading producer of phenolic 51/51/153 Intermediates (“BERI”) is a (“EPS”) is a leading supplier of monomers that provide superior Phenolic Specialty Resins resin encapsulated sand for leading producer of epoxy and specialty epoxy materials value in diverse coatings and (“PSR”) and engineered oilfield applications epoxy intermediates including bonding paste, construction formulations thermoset molding compounds infusion systems and 255/255/255 waterborne coatings New Product launch offers unique #2 #1 #1 #1 supplier of LER in North global supplier of infusion resins global supplier of neodecanoic supplier of phenolic specialty opportunity to improve strategic 0/153/153 America and Europe and bonding pastes for blade acid (NDA) and its derivatives resins and engineered thermoset positioning in the Oil & Gas end manufacturers VeoVa™ Vinyl Ester and Cardura™ molding compounds in North America markets Glycidyl Ester and Europe 153/204/0 Architectural Coatings Oil & Gas Waterborne Construction Automotive Industrial Coatings 20% 12% 9% 7% (3%) Source: Company Management (1) Excludes corporate overhead expenses, as well as EPCD administrative expenses (2) Based on total LTM Segment EBITDA $446 million, adjusted for divested business and excluding corporate administrative results 19 Selected % of LTM End Compe- 1 Total Position Description 9/30/18A Markets titors 2 EBITDA Financials

Confidential Subject to Substantial Revision Professional Eyes Only Business Unit Highlights Subject to FRE 408 Hexion benefits from positive growth outlooks in its diversified portfolio of business units 1 § #1 positions in North America, Brazil, New Zealand and Australia across both Formaldehyde and Wood Adhesives with 70 years of operating 0/0/0 history § Wood Adhesives growth is driven by new housing starts and demand for repair and remodeling 128/128/128 - 2017 new housing starts are still 42% below the ’05 peak with a positive outlook FPD - Aging housing stock should drive repair and remodeling demand as greater than 50% of homes in 2020 are projected to be greater than 40 years old 187/224/227 § Formaldehyde growth is driven by industrial production growth with diverse applications and end markets § Capital investments of ~$120m in the last four years to build three state-of-the-art formaldehyde facilities 51/51/153 § Long standing customer relationships and high earnings visibility from long-term contracts 2 § Near and longer term outlook for BERI is positive as market capacity is expected to remain tight for at least the next two years 255/255/255 - BERI 2018E EBITDA is $101mm, up from $9mm EBITDA in 2016 driven by improved pricing dynamics BERI § Backward integration allows EPS and Versatics to secure captive demand during tight markets by providing customers with security of supply in terms of quantity and quality 0/153/153 3 § Anticipated uplift in end market demand for wind energy stemming from a shift to alternatives and government subsidies 153/204/0 - EPS currently derives ~50% of its revenues from the wind energy market - China has increased its number of planned wind installations; China’s 2020 forecast shows a 100% increase over the 2015 forecast EPS - ~10% projected CAGR in the global wind turbine blade repair market § Strong technical expertise and brand recognition for high quality waterborne resins should allow Company to capitalize on expected waterborne coatings market growth 4 § Exposure to broad applications poised to benefit from growth in residential & infrastructure spending, urbanization trends and demands for higher performance products VERSATICS § Positive industry trends in global paints and coatings, automotive production and global infrastructure spending 5 § Leading positions in North America and Europe and globally recognizable brands create defensible competitive position for PSR driving long- term outperformance PSR § Exposure to broad end segments poised to benefit from demand for safer and more sustainable chemistries 6 § The decline in oil prices has driven a secular shift from the use of resin-coated sand to uncoated sand by E&P companies OILFIELD § Hexion has recently launched new products, PropShield™ and VoyagerSM mobile units, that should attract demand from both its existing customer base and prospective new customers Source: Market Research, Company Management 20 EPCD Confidential Subject to Substantial Revision Professional Eyes Only Business Unit Highlights Subject to FRE 408 Hexion benefits from positive growth outlooks in its diversified portfolio of business units 1 § #1 positions in North America, Brazil, New Zealand and Australia across both Formaldehyde and Wood Adhesives with 70 years of operating 0/0/0 history § Wood Adhesives growth is driven by new housing starts and demand for repair and remodeling 128/128/128 - 2017 new housing starts are still 42% below the ’05 peak with a positive outlook FPD - Aging housing stock should drive repair and remodeling demand as greater than 50% of homes in 2020 are projected to be greater than 40 years old 187/224/227 § Formaldehyde growth is driven by industrial production growth with diverse applications and end markets § Capital investments of ~$120m in the last four years to build three state-of-the-art formaldehyde facilities 51/51/153 § Long standing customer relationships and high earnings visibility from long-term contracts 2 § Near and longer term outlook for BERI is positive as market capacity is expected to remain tight for at least the next two years 255/255/255 - BERI 2018E EBITDA is $101mm, up from $9mm EBITDA in 2016 driven by improved pricing dynamics BERI § Backward integration allows EPS and Versatics to secure captive demand during tight markets by providing customers with security of supply in terms of quantity and quality 0/153/153 3 § Anticipated uplift in end market demand for wind energy stemming from a shift to alternatives and government subsidies 153/204/0 - EPS currently derives ~50% of its revenues from the wind energy market - China has increased its number of planned wind installations; China’s 2020 forecast shows a 100% increase over the 2015 forecast EPS - ~10% projected CAGR in the global wind turbine blade repair market § Strong technical expertise and brand recognition for high quality waterborne resins should allow Company to capitalize on expected waterborne coatings market growth 4 § Exposure to broad applications poised to benefit from growth in residential & infrastructure spending, urbanization trends and demands for higher performance products VERSATICS § Positive industry trends in global paints and coatings, automotive production and global infrastructure spending 5 § Leading positions in North America and Europe and globally recognizable brands create defensible competitive position for PSR driving long- term outperformance PSR § Exposure to broad end segments poised to benefit from demand for safer and more sustainable chemistries 6 § The decline in oil prices has driven a secular shift from the use of resin-coated sand to uncoated sand by E&P companies OILFIELD § Hexion has recently launched new products, PropShield™ and VoyagerSM mobile units, that should attract demand from both its existing customer base and prospective new customers Source: Market Research, Company Management 20 EPCD

Confidential 1 Subject to Substantial Revision FPD: Wood Adhesives Positioned For Growth Professional Eyes Only Subject to FRE 408 FPD should continue to benefit from favorable outlooks in both new housing starts and remodeling demand due to the Company’s strong position as the leading supplier in the housing sector 0/0/0 Aging Housing Stock Will Drive Repair and Remodeling Demand 128/128/128 60% 50% 187/224/227 40% 30% Redacted 51/51/153 20% 10% 0% 255/255/255 0-9 10-19 20-29 30-39 >40 Age (Years) 1995 2005 2016 2020E 0/153/153 153/204/0 Continued Strength in U.S. Housing Starts Drives Demand for Wood Products 3 Housing starts remain 42% lower than 2005 highs 2 1 0 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 U.S. Housing Starts (milllions) Source: IBIS 21 Confidential 1 Subject to Substantial Revision FPD: Wood Adhesives Positioned For Growth Professional Eyes Only Subject to FRE 408 FPD should continue to benefit from favorable outlooks in both new housing starts and remodeling demand due to the Company’s strong position as the leading supplier in the housing sector 0/0/0 Aging Housing Stock Will Drive Repair and Remodeling Demand 128/128/128 60% 50% 187/224/227 40% 30% Redacted 51/51/153 20% 10% 0% 255/255/255 0-9 10-19 20-29 30-39 >40 Age (Years) 1995 2005 2016 2020E 0/153/153 153/204/0 Continued Strength in U.S. Housing Starts Drives Demand for Wood Products 3 Housing starts remain 42% lower than 2005 highs 2 1 0 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 U.S. Housing Starts (milllions) Source: IBIS 21

Confidential 1 Subject to Substantial Revision FPD: Strong Formaldehyde Performance Professional Eyes Only Subject to FRE 408 Premier market leader in a stable business with high returns on invested capital that has broad end market exposure and long-term contracts 0/0/0 Diversified End Markets Automotive Consumer Agriculture Healthcare Misc. 128/128/128 /Aircraft Goods § Herbicides § Engine and § Disinfectants § Preservative in § Ingredient in § Fertilizer turbine § Input for beauty and textiles 187/224/227 lubricants manufacturing personal care § Inks § Interior molded vaccines, anti- products § Ingredient in and under-the- infective drugs (e.g., shampoo, explosives hood and hard-gel nail polish, nail § Wood adhesive 51/51/153 components capsules glue, eyelash resins § Exterior primers glue, § Used in the § Clear coat paints body wash) production of § Brake fuel pads § Spandex scavengers in oil § Fuel system & gas 255/255/255 components applications § Rigid foam 0/153/153 153/204/0 Redacted Favorable Long-Term Contracts § Formaldehyde business supports over 400 active customers § Product portfolio includes over 150 unique SKUs § Length of a typical contract is 3-10 years § ~90% of merchant HCHO revenue is under contract § 4 largest customers locked up under contracts for the next 5 years Source: Company Management 22 Confidential 1 Subject to Substantial Revision FPD: Strong Formaldehyde Performance Professional Eyes Only Subject to FRE 408 Premier market leader in a stable business with high returns on invested capital that has broad end market exposure and long-term contracts 0/0/0 Diversified End Markets Automotive Consumer Agriculture Healthcare Misc. 128/128/128 /Aircraft Goods § Herbicides § Engine and § Disinfectants § Preservative in § Ingredient in § Fertilizer turbine § Input for beauty and textiles 187/224/227 lubricants manufacturing personal care § Inks § Interior molded vaccines, anti- products § Ingredient in and under-the- infective drugs (e.g., shampoo, explosives hood and hard-gel nail polish, nail § Wood adhesive 51/51/153 components capsules glue, eyelash resins § Exterior primers glue, § Used in the § Clear coat paints body wash) production of § Brake fuel pads § Spandex scavengers in oil § Fuel system & gas 255/255/255 components applications § Rigid foam 0/153/153 153/204/0 Redacted Favorable Long-Term Contracts § Formaldehyde business supports over 400 active customers § Product portfolio includes over 150 unique SKUs § Length of a typical contract is 3-10 years § ~90% of merchant HCHO revenue is under contract § 4 largest customers locked up under contracts for the next 5 years Source: Company Management 22

Confidential 2 Subject to Substantial Revision BERI: Overview and Market Outlook Professional Eyes Only Subject to FRE 408 Tightening capacity in the basic epoxy market with no announcements of any significant new capacity additions provides a favorable outlook for BERI Overview & Industry 0/0/0 BERI Dependent on Global Industry Capacity Outlook § BERI is a leading, back- Capacity YoY 128/128/128 integrated producer that is Growth %: well positioned in the LER 1 ECH : segment. It provides security 6% 17% 3% (2%) (3%) (7%) (6%) 8% 5% 187/224/227 of LER and ECH supply to 2 the downstream EPS BPA : 3% 5% 9% 0% 5% 2% 3% 1% 2% business as well as ECH for 51/51/153 the Versatics business BPA, ECH and LER expected global demand CAGR to reach 3.3%, 3.3% and 5.0% CAGR, respectively, from 2011-2019 255/255/255 § Expected tightness in the global BPA industry from $107 2018-2019, due to demand $101 0/153/153 approaching capacity, as PC (Polycarbonate) and LER 153/204/0 demand continue to grow $73 – Currently, limited capacity additions $47 $40 have been announced in BPA, ECH and LER – BPA, ECH and LER expected global $9 $9 demand to reach 4.4%, 3.0% and 3.4% CAGR, respectively, from 2018-2022 ($14) ($27) § Industry dynamics are expected to remain steady 2011A 2012A 2013A 2014A 2015A 2016A 2017A 2018E 2019E through at least 2019 BERI EBITDA Global Industry Capacity Source: Company Management (1) Epichlorohydrin (ECH) is used for epoxy resins, reactive diluents and water treatment (2) Bisphenol A (BPA) is used for epoxy resins as well as polycarbonate plastics for automotive parts, flat screen TV’s and other uses 23 Confidential 2 Subject to Substantial Revision BERI: Overview and Market Outlook Professional Eyes Only Subject to FRE 408 Tightening capacity in the basic epoxy market with no announcements of any significant new capacity additions provides a favorable outlook for BERI Overview & Industry 0/0/0 BERI Dependent on Global Industry Capacity Outlook § BERI is a leading, back- Capacity YoY 128/128/128 integrated producer that is Growth %: well positioned in the LER 1 ECH : segment. It provides security 6% 17% 3% (2%) (3%) (7%) (6%) 8% 5% 187/224/227 of LER and ECH supply to 2 the downstream EPS BPA : 3% 5% 9% 0% 5% 2% 3% 1% 2% business as well as ECH for 51/51/153 the Versatics business BPA, ECH and LER expected global demand CAGR to reach 3.3%, 3.3% and 5.0% CAGR, respectively, from 2011-2019 255/255/255 § Expected tightness in the global BPA industry from $107 2018-2019, due to demand $101 0/153/153 approaching capacity, as PC (Polycarbonate) and LER 153/204/0 demand continue to grow $73 – Currently, limited capacity additions $47 $40 have been announced in BPA, ECH and LER – BPA, ECH and LER expected global $9 $9 demand to reach 4.4%, 3.0% and 3.4% CAGR, respectively, from 2018-2022 ($14) ($27) § Industry dynamics are expected to remain steady 2011A 2012A 2013A 2014A 2015A 2016A 2017A 2018E 2019E through at least 2019 BERI EBITDA Global Industry Capacity Source: Company Management (1) Epichlorohydrin (ECH) is used for epoxy resins, reactive diluents and water treatment (2) Bisphenol A (BPA) is used for epoxy resins as well as polycarbonate plastics for automotive parts, flat screen TV’s and other uses 23

End Markets Poised to Drive Strong Confidential 3 Subject to Substantial Revision Professional Eyes Only Performance in EPS Subject to FRE 408 Favorable dynamics in waterborne coatings and wind energy should drive strong growth for EPS 1 EPS End Markets by Revenue Global Waterborne Coatings Growth 0/0/0 Waterborne (kT) Other Coatings 128/128/128 12% 9% 330-340 Composites 7% 187/224/227 220-230 51/51/153 150-160 Coatings 100-110 22% 70-80 255/255/255 60-70 Wind 40-50 40-50 40-50 30-40 30-40 Energy 50% 0/153/153 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 153/204/0 China Cumulative Wind Installation Increasing Number of Global Wind Turbine Blade Repairs 320 70,000 280 60,000 240 50,000 2020 200 Forecast 40,000 160 30,000 2015 120 O Origi riginal nal 80 20,000 Forecast 40 10,000 0 0 2012 2013 2014 2015 2016 2017 2018 2019 2020 Current Installations Forecasted Installations Source: Company Management (1) LTM as of March 31, 2018 24 End Markets Poised to Drive Strong Confidential 3 Subject to Substantial Revision Professional Eyes Only Performance in EPS Subject to FRE 408 Favorable dynamics in waterborne coatings and wind energy should drive strong growth for EPS 1 EPS End Markets by Revenue Global Waterborne Coatings Growth 0/0/0 Waterborne (kT) Other Coatings 128/128/128 12% 9% 330-340 Composites 7% 187/224/227 220-230 51/51/153 150-160 Coatings 100-110 22% 70-80 255/255/255 60-70 Wind 40-50 40-50 40-50 30-40 30-40 Energy 50% 0/153/153 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 153/204/0 China Cumulative Wind Installation Increasing Number of Global Wind Turbine Blade Repairs 320 70,000 280 60,000 240 50,000 2020 200 Forecast 40,000 160 30,000 2015 120 O Origi riginal nal 80 20,000 Forecast 40 10,000 0 0 2012 2013 2014 2015 2016 2017 2018 2019 2020 Current Installations Forecasted Installations Source: Company Management (1) LTM as of March 31, 2018 24

Confidential 4 Subject to Substantial Revision Versatics Positioned for Growth Professional Eyes Only Subject to FRE 408 Versatics poised to realize growth over the near‐term, especially in developing regions where products have a strong presence Versatics Diversified End Markets Global Paints & Coating Growth¹ 0/0/0 Other Adhesives 6.5% 7.0% 6% 3% 128/128/128 Industrial Decorative 6.0% Coatings Paints 6% 5.0% 27% 187/224/227 4.0% 4.0% 3.0% 2.9% Chemical 3.0% 51/51/153 Intermediate 2.0% 23% 2.0% Redispersible 255/255/255 Pow ders 1.0% 12% Automotive 0.0% Coatings North America Europe China ROW Global 0/153/153 22% 153/204/0 Global Automotive Production Global Infrastructure Spending² (m vehicles) ($ trillions) 120 $10 106 93 100 $8 81 31 80 26 $6 28 60 32 27 $4 19 40 23 22 19 $2 20 18 19 15 $0 0 2006 2008 2010 2012 2014 2016 2018 2020 2022 2024 2012 2016 2022E North America Europe China ROW Source: 2017 Technology Roadmaps (Center for Automotive Research), IHS Paint and Coatings Chemical Economics Handbook Note: Does not include Construction and Other segments and will not add to 100% (1) IHS Paints & Coatings projected demand growth from 2016 to 2021 25 (2) PricewaterhouseCoopers Outlook to 2025 and Oxford Economics. The infrastructure trend is relevant to protective coatings, or industrial maintenance coatings, which are used in bridges, municipal infrastructure, industrial plants and pipelines, etc Confidential 4 Subject to Substantial Revision Versatics Positioned for Growth Professional Eyes Only Subject to FRE 408 Versatics poised to realize growth over the near‐term, especially in developing regions where products have a strong presence Versatics Diversified End Markets Global Paints & Coating Growth¹ 0/0/0 Other Adhesives 6.5% 7.0% 6% 3% 128/128/128 Industrial Decorative 6.0% Coatings Paints 6% 5.0% 27% 187/224/227 4.0% 4.0% 3.0% 2.9% Chemical 3.0% 51/51/153 Intermediate 2.0% 23% 2.0% Redispersible 255/255/255 Pow ders 1.0% 12% Automotive 0.0% Coatings North America Europe China ROW Global 0/153/153 22% 153/204/0 Global Automotive Production Global Infrastructure Spending² (m vehicles) ($ trillions) 120 $10 106 93 100 $8 81 31 80 26 $6 28 60 32 27 $4 19 40 23 22 19 $2 20 18 19 15 $0 0 2006 2008 2010 2012 2014 2016 2018 2020 2022 2024 2012 2016 2022E North America Europe China ROW Source: 2017 Technology Roadmaps (Center for Automotive Research), IHS Paint and Coatings Chemical Economics Handbook Note: Does not include Construction and Other segments and will not add to 100% (1) IHS Paints & Coatings projected demand growth from 2016 to 2021 25 (2) PricewaterhouseCoopers Outlook to 2025 and Oxford Economics. The infrastructure trend is relevant to protective coatings, or industrial maintenance coatings, which are used in bridges, municipal infrastructure, industrial plants and pipelines, etc

Confidential 5 Subject to Substantial Revision Leading Market Position in PSR Professional Eyes Only Subject to FRE 408 Leading position globally with recognizable brands that serve broad end markets #1 Producer of Phenolic Specialty Resins in North America and Diverse, Established End Markets with Visible Growth Drivers 0/0/0 Europe¹ % of 128/128/128 Segment End Use Key Growth Drivers Sales Other Wood 187/224/227 5%§ Growth in commercial and Molding 5% residential construction Panel Industrial Products § Increasing regulatory requirements Foams 37% Construction 39% 51/51/153 16% for residential and commercial construction including FST Insulation properties and energy 18% Laminates consumption requirements 255/255/255 21% Other Briquetting 9% Redacted 5% § Recovery in steel, oil & gas, mining Abrasives Household 0/153/153 22% and chemical segments Molding Compounds Industrial § Increased demand from 8% 27% Applications Electrical automotive, metal fabrication, Molding 153/204/0 electronics, electrical and Refractory Compounds 22% 15% construction industries Foundry 19% Other 4% Rubber & Tire 3% § Emission regulations, alternative Friction Filtration 35% propulsion and light-weighting of 14% Automotive & vehicles 20% Transport § Increased demand for FST Composites 15% properties inherent in phenolics Acoustical Bonding § #1 producer in North America and Europe 29% Adhesives Other Printed 3% 3% § Demand for alternatives to BPA- Circuit Boards - Leading merchant amino resin supplier in UK/Ireland 3% based technology MDI Printing Chemical 68% Plates § Growth in MDI into rigid/flexible 6% Intermediates & 14% § 1,400+ SKUs, over 1,100 customers and ~1,100 employees foam and CASE systems Coatings Specialties 17% § Emerging markets shift to new § Global reach: manufacturing/R&D network spanning North “smart” gas meter systems America, Europe and Asia, and sales on all continents Source: Management estimates and EPRA (European Phenolic Resins Association) 26 Confidential 5 Subject to Substantial Revision Leading Market Position in PSR Professional Eyes Only Subject to FRE 408 Leading position globally with recognizable brands that serve broad end markets #1 Producer of Phenolic Specialty Resins in North America and Diverse, Established End Markets with Visible Growth Drivers 0/0/0 Europe¹ % of 128/128/128 Segment End Use Key Growth Drivers Sales Other Wood 187/224/227 5%§ Growth in commercial and Molding 5% residential construction Panel Industrial Products § Increasing regulatory requirements Foams 37% Construction 39% 51/51/153 16% for residential and commercial construction including FST Insulation properties and energy 18% Laminates consumption requirements 255/255/255 21% Other Briquetting 9% Redacted 5% § Recovery in steel, oil & gas, mining Abrasives Household 0/153/153 22% and chemical segments Molding Compounds Industrial § Increased demand from 8% 27% Applications Electrical automotive, metal fabrication, Molding 153/204/0 electronics, electrical and Refractory Compounds 22% 15% construction industries Foundry 19% Other 4% Rubber & Tire 3% § Emission regulations, alternative Friction Filtration 35% propulsion and light-weighting of 14% Automotive & vehicles 20% Transport § Increased demand for FST Composites 15% properties inherent in phenolics Acoustical Bonding § #1 producer in North America and Europe 29% Adhesives Other Printed 3% 3% § Demand for alternatives to BPA- Circuit Boards - Leading merchant amino resin supplier in UK/Ireland 3% based technology MDI Printing Chemical 68% Plates § Growth in MDI into rigid/flexible 6% Intermediates & 14% § 1,400+ SKUs, over 1,100 customers and ~1,100 employees foam and CASE systems Coatings Specialties 17% § Emerging markets shift to new § Global reach: manufacturing/R&D network spanning North “smart” gas meter systems America, Europe and Asia, and sales on all continents Source: Management estimates and EPRA (European Phenolic Resins Association) 26

Confidential 6 Subject to Substantial Revision Oilfield New Product Launch Professional Eyes Only Subject to FRE 408 Oilfield is positioned to return to growth from new product innovations 0/0/0 Decline in Oil Prices has Led to a Shift Away from Resin-Coated Sand 128/128/128 6.1% 5.5% 4.2% 4.4% 2.3% 2.1% 2.9% $/Barrel 187/224/227 $150 $185 $126 51/51/153 $113 $111 $100 255/255/255 $50 $4 0/153/153 Oilfield EBITDA Crude Oil Price Resin-Coated Sand (% share of Proppant Market Volume) ($16) $0 ($26) 2011A 2012A 2013A 2014A 2015A 2016A 2017A 153/204/0 SM PropShield™ Product Launch Voyager Product Launch § Launched in August 2018, the new solution provides customers § Hexion recently introduced its new VoyagerSM mobile resin- with a cost-effective way to treat proppant flowback, a significant coating service, which enables strategic and efficient placement source of cost due to downtime and equipment repair near transload sites and sand mines § Early adopters have found the product to be very effective in the § Innovative Voyager service is the first mobile manufacturing Permian Basin and elsewhere solution that provides in-basin resin-coated proppant manufacturing for application in the oil and gas industry § Illustrative estimated revenue contribution of $30 to $70 million § Illustrative estimated revenue contribution of $30 to $70 million Source: Company Management, Bloomberg, IHS Market 27 Confidential 6 Subject to Substantial Revision Oilfield New Product Launch Professional Eyes Only Subject to FRE 408 Oilfield is positioned to return to growth from new product innovations 0/0/0 Decline in Oil Prices has Led to a Shift Away from Resin-Coated Sand 128/128/128 6.1% 5.5% 4.2% 4.4% 2.3% 2.1% 2.9% $/Barrel 187/224/227 $150 $185 $126 51/51/153 $113 $111 $100 255/255/255 $50 $4 0/153/153 Oilfield EBITDA Crude Oil Price Resin-Coated Sand (% share of Proppant Market Volume) ($16) $0 ($26) 2011A 2012A 2013A 2014A 2015A 2016A 2017A 153/204/0 SM PropShield™ Product Launch Voyager Product Launch § Launched in August 2018, the new solution provides customers § Hexion recently introduced its new VoyagerSM mobile resin- with a cost-effective way to treat proppant flowback, a significant coating service, which enables strategic and efficient placement source of cost due to downtime and equipment repair near transload sites and sand mines § Early adopters have found the product to be very effective in the § Innovative Voyager service is the first mobile manufacturing Permian Basin and elsewhere solution that provides in-basin resin-coated proppant manufacturing for application in the oil and gas industry § Illustrative estimated revenue contribution of $30 to $70 million § Illustrative estimated revenue contribution of $30 to $70 million Source: Company Management, Bloomberg, IHS Market 27

Confidential Subject to Substantial Revision Professional Eyes Only Subject to FRE 408 A. FPD Confidential Subject to Substantial Revision Professional Eyes Only Subject to FRE 408 A. FPD

Confidential FPD Subject to Substantial Revision Professional Eyes Only Business Unit Overview Subject to FRE 408 Global leader in formaldehyde and wood adhesives Overview Total Revenue By Geography & Industry 0/0/0 (1) (1) § Largest global merchant supplier of Formaldehyde and wood Geography Mix Industry Mix adhesives to major engineered wood producers 128/128/128 EMEA Other § Serves a variety of end markets including construction, 12% 10% chemicals, agriculture and oil and gas Energy 187/224/227 Other 8% Construction Asia Pacific § Vertically integrated regional manufacturing footprint supporting 35% 8% Agriculture 51/51/153 diversified, long tenured customer base – growing with 8% customers and following industry trends Latin America 13% 255/255/255 § Partner-of-choice in the North American formaldehyde market North America New Home 0/153/153 67% Construction 20% Furniture 19% 153/204/0 1 Selected Competitors Industry Snapshot North American Growth Forecast by End Market ’17 – ’22 ~7% ~2% ~2% ~2% ~1% ~(1%) Single Family Multi-Family New Residential R&R Commercial Industrial Other New Construction Construction Production Source: IEA (1) Based on LTM period ending September 30, 2018 29 Confidential FPD Subject to Substantial Revision Professional Eyes Only Business Unit Overview Subject to FRE 408 Global leader in formaldehyde and wood adhesives Overview Total Revenue By Geography & Industry 0/0/0 (1) (1) § Largest global merchant supplier of Formaldehyde and wood Geography Mix Industry Mix adhesives to major engineered wood producers 128/128/128 EMEA Other § Serves a variety of end markets including construction, 12% 10% chemicals, agriculture and oil and gas Energy 187/224/227 Other 8% Construction Asia Pacific § Vertically integrated regional manufacturing footprint supporting 35% 8% Agriculture 51/51/153 diversified, long tenured customer base – growing with 8% customers and following industry trends Latin America 13% 255/255/255 § Partner-of-choice in the North American formaldehyde market North America New Home 0/153/153 67% Construction 20% Furniture 19% 153/204/0 1 Selected Competitors Industry Snapshot North American Growth Forecast by End Market ’17 – ’22 ~7% ~2% ~2% ~2% ~1% ~(1%) Single Family Multi-Family New Residential R&R Commercial Industrial Other New Construction Construction Production Source: IEA (1) Based on LTM period ending September 30, 2018 29

Confidential FPD Subject to Substantial Revision Professional Eyes Only Wood Adhesive Overview Subject to FRE 408 Product Overview Key Stats and Differentiator 0/0/0 ü #1 positions in North America wood adhesives with 70 years of operating 128/128/128 history Wood Adhesives ü Long-term contracts with co-located customers 187/224/227 Wood Adhesives ü Long-term contracts Product Categories Key Applications 51/51/153 ü R&D efforts supported by 55 R&D associates located across all global sites ü Superior technical service model § Oriented strand 255/255/255 board (OSB) § Plywood OSB Engineered 0/153/153 Wood Resins § Particleboard § Medium density 153/204/0 fiberboard (MDF) MDF § Laminated beams § Cross-laminated Laminated Beams Specialty timber Wood Adhesives § Truck-decking § Molding and millwork Finger Joints § Moisture resistance for panel boards and Wax other specialty Emulsions § Applications Wax Emulsions (1) % of revenue 30 Confidential FPD Subject to Substantial Revision Professional Eyes Only Wood Adhesive Overview Subject to FRE 408 Product Overview Key Stats and Differentiator 0/0/0 ü #1 positions in North America wood adhesives with 70 years of operating 128/128/128 history Wood Adhesives ü Long-term contracts with co-located customers 187/224/227 Wood Adhesives ü Long-term contracts Product Categories Key Applications 51/51/153 ü R&D efforts supported by 55 R&D associates located across all global sites ü Superior technical service model § Oriented strand 255/255/255 board (OSB) § Plywood OSB Engineered 0/153/153 Wood Resins § Particleboard § Medium density 153/204/0 fiberboard (MDF) MDF § Laminated beams § Cross-laminated Laminated Beams Specialty timber Wood Adhesives § Truck-decking § Molding and millwork Finger Joints § Moisture resistance for panel boards and Wax other specialty Emulsions § Applications Wax Emulsions (1) % of revenue 30

Confidential FPD Subject to Substantial Revision Professional Eyes Only Formaldehyde Overview Subject to FRE 408 Formaldehyde – Diversified End Markets Key Stats and Differentiators 0/0/0 § Herbicides § Preservatives in ü #1 position in North America formaldehyde with 70 years of operating beauty and § Fertilizer 128/128/128 personal care products history § Urea ü Long-term contracts with co-located customers Agriculture Cosmetics 187/224/227 § Automotive coatings § Engineered ü Long-term contracts wood adhesives § Engine lubricants § Urethane foam § Brake pads 51/51/153 ü Historical MDI growth at 2x GDP and projected 10.6% CAGR through § Tire adhesives 2025 driven by rigid and flexible foam applications Automotive Construction § Disinfectants § Oil & Gas scavengers 255/255/255 § Anti-infective drugs § Textiles § Hard-gel capsules § Inks § Surfactants 0/153/153 Healthcare Misc. 153/204/0 Source: Management materials; Hexion, Chemical Safety Facts, Safe Cosmetics, PubChem (1) Management estimates 31 Confidential FPD Subject to Substantial Revision Professional Eyes Only Formaldehyde Overview Subject to FRE 408 Formaldehyde – Diversified End Markets Key Stats and Differentiators 0/0/0 § Herbicides § Preservatives in ü #1 position in North America formaldehyde with 70 years of operating beauty and § Fertilizer 128/128/128 personal care products history § Urea ü Long-term contracts with co-located customers Agriculture Cosmetics 187/224/227 § Automotive coatings § Engineered ü Long-term contracts wood adhesives § Engine lubricants § Urethane foam § Brake pads 51/51/153 ü Historical MDI growth at 2x GDP and projected 10.6% CAGR through § Tire adhesives 2025 driven by rigid and flexible foam applications Automotive Construction § Disinfectants § Oil & Gas scavengers 255/255/255 § Anti-infective drugs § Textiles § Hard-gel capsules § Inks § Surfactants 0/153/153 Healthcare Misc. 153/204/0 Source: Management materials; Hexion, Chemical Safety Facts, Safe Cosmetics, PubChem (1) Management estimates 31

Confidential FPD Subject to Substantial Revision Professional Eyes Only Global Manufacturing Footprint Subject to FRE 408 Manufacturing Facilities Commentary 0/0/0 § Company has invested ~$120m in the last four years to build three state-of-the-art formaldehyde facilities 128/128/128 § Wood Adhesives has the #1 position in the United States, Canada, 187/224/227 Brazil, Australia and New Zealand § FPD’s strong global network and close proximity to customers 51/51/153 enable the company to maintain excellent relationships and provide uninterrupted supply 255/255/255 § With its position in Australia and New Zealand, FPD has the ability to supply customers that export to new Asian markets 0/153/153 153/204/0 Major Expansions Facilities Formaldehyde Wood Adhesives North America 13 13 1 Europe 1 2 South America 2 4 Australia & 4 4 2 New Zealand Note: 14 global facilities have both Formaldehyde and Wood Adhesives production on site (1) Excludes EU plants combined under PSR management (2) Excludes 50/50 unconsolidated JV in Australia 32 Confidential FPD Subject to Substantial Revision Professional Eyes Only Global Manufacturing Footprint Subject to FRE 408 Manufacturing Facilities Commentary 0/0/0 § Company has invested ~$120m in the last four years to build three state-of-the-art formaldehyde facilities 128/128/128 § Wood Adhesives has the #1 position in the United States, Canada, 187/224/227 Brazil, Australia and New Zealand § FPD’s strong global network and close proximity to customers 51/51/153 enable the company to maintain excellent relationships and provide uninterrupted supply 255/255/255 § With its position in Australia and New Zealand, FPD has the ability to supply customers that export to new Asian markets 0/153/153 153/204/0 Major Expansions Facilities Formaldehyde Wood Adhesives North America 13 13 1 Europe 1 2 South America 2 4 Australia & 4 4 2 New Zealand Note: 14 global facilities have both Formaldehyde and Wood Adhesives production on site (1) Excludes EU plants combined under PSR management (2) Excludes 50/50 unconsolidated JV in Australia 32

Confidential FPD Subject to Substantial Revision Professional Eyes Only Integrated Supply Chain Provides Customers with Innovative Solutions Subject to FRE 408 0/0/0 Raw Materials FPD Customers Forest Products 128/128/128 Methanol Formaldehyde Merchant 187/224/227 Formaldehyde and Derivatives MEA 51/51/153 Urea 255/255/255 Amino Resins MF Resins Melamine 0/153/153 153/204/0 Phenolic Phenol Resins Redacted Slack Wax Wax Emulsion End Products Chemicals Intermediates Formaldehyde End Products Wood Adhesives End Products 33 Confidential FPD Subject to Substantial Revision Professional Eyes Only Integrated Supply Chain Provides Customers with Innovative Solutions Subject to FRE 408 0/0/0 Raw Materials FPD Customers Forest Products 128/128/128 Methanol Formaldehyde Merchant 187/224/227 Formaldehyde and Derivatives MEA 51/51/153 Urea 255/255/255 Amino Resins MF Resins Melamine 0/153/153 153/204/0 Phenolic Phenol Resins Redacted Slack Wax Wax Emulsion End Products Chemicals Intermediates Formaldehyde End Products Wood Adhesives End Products 33

Strong Secular Trends Driving Future Growth Construction Expected to be a Major Driver for Wood Adhesives Confidential FPD Subject to Substantial Revision Professional Eyes Only Growth Opportunities – Secular Growth Subject to FRE 408 North American Growth Forecast by End Market ’17 – ’22 0/0/0 128/128/128 ~2% Volume Growth Residential 187/224/227 51/51/153 (1) ~7% volume growth SF New 255/255/255 ~1% volume growth Commercial 0/153/153 (1) MF New ~(1%) volume growth 153/204/0 Construction ~2% volume growth (real GDP) Other § When weighted to FPD’s exposure by end market, construction activity is expected to drive ~2% growth in North American Wood Adhesives market volume § Construction has proven to be an effective predictor of Wood Adhesive volume (1) “MF” defined as multi-family. “SF” defined as single family. 34 Strong Secular Trends Driving Future Growth Construction Expected to be a Major Driver for Wood Adhesives Confidential FPD Subject to Substantial Revision Professional Eyes Only Growth Opportunities – Secular Growth Subject to FRE 408 North American Growth Forecast by End Market ’17 – ’22 0/0/0 128/128/128 ~2% Volume Growth Residential 187/224/227 51/51/153 (1) ~7% volume growth SF New 255/255/255 ~1% volume growth Commercial 0/153/153 (1) MF New ~(1%) volume growth 153/204/0 Construction ~2% volume growth (real GDP) Other § When weighted to FPD’s exposure by end market, construction activity is expected to drive ~2% growth in North American Wood Adhesives market volume § Construction has proven to be an effective predictor of Wood Adhesive volume (1) “MF” defined as multi-family. “SF” defined as single family. 34

Housing Market Recovery North American Construction Activity Has Proven to be a Predictor ofWood Resin Trends in the Past Confidential FPD Subject to Substantial Revision Professional Eyes Only Growth Opportunities – Housing Market Recovery Subject to FRE 408 Wood Adhesives – Focus on improving US North America construction activity relative to FPD Wood Adhesives 0/0/0 Housing Market volumes sold (2003–17) 2.50 P-value 128/128/128 North America Housing Starts SF & MF <0.01 Independent North America Residential R&R (real dollars) 0.02 187/224/227 P-values indicate Variables that all three North America Commercial Construction (real dollars) 0.03 Housing starts construction types improving to are statistically 2.00 51/51/153 FPD NA Wood Adhesive volume: predicted Dependent significant historical levels (considered Variables FPD NA Wood Adhesive volume (actual) significant below 255/255/255 0.05) in explaining 200 15-year long term historic changes in annual average: 1.5 FPD Wood 1.50 0/153/153 Adhesives volumes sold 150 153/204/0 1.00 100 Regression equation against construction activity would have correctly predicted 0.50 annual movements in FPD 50 Wood Adhesive volume revenue from 2003-17 (i.e., predicted line closely follows actual line) Multivariable regression adj. R2 = 0.81 0.00 0 2000 2002 2004 2006 2008 2010 2012 2014 2016 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 U.S. Housing Starts (milllions) Note: Indexed to 100 in 2003. Regressions were performed on the year over year change in each driver vs. the year over year change in the corresponding segment of FPD volumes. 35 Housing Market Recovery North American Construction Activity Has Proven to be a Predictor ofWood Resin Trends in the Past Confidential FPD Subject to Substantial Revision Professional Eyes Only Growth Opportunities – Housing Market Recovery Subject to FRE 408 Wood Adhesives – Focus on improving US North America construction activity relative to FPD Wood Adhesives 0/0/0 Housing Market volumes sold (2003–17) 2.50 P-value 128/128/128 North America Housing Starts SF & MF <0.01 Independent North America Residential R&R (real dollars) 0.02 187/224/227 P-values indicate Variables that all three North America Commercial Construction (real dollars) 0.03 Housing starts construction types improving to are statistically 2.00 51/51/153 FPD NA Wood Adhesive volume: predicted Dependent significant historical levels (considered Variables FPD NA Wood Adhesive volume (actual) significant below 255/255/255 0.05) in explaining 200 15-year long term historic changes in annual average: 1.5 FPD Wood 1.50 0/153/153 Adhesives volumes sold 150 153/204/0 1.00 100 Regression equation against construction activity would have correctly predicted 0.50 annual movements in FPD 50 Wood Adhesive volume revenue from 2003-17 (i.e., predicted line closely follows actual line) Multivariable regression adj. R2 = 0.81 0.00 0 2000 2002 2004 2006 2008 2010 2012 2014 2016 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 U.S. Housing Starts (milllions) Note: Indexed to 100 in 2003. Regressions were performed on the year over year change in each driver vs. the year over year change in the corresponding segment of FPD volumes. 35

Confidential FPD Subject to Substantial Revision Professional Eyes Only Financial Performance Subject to FRE 408 Revenue 0/0/0 ($ in millions;) 128/128/128 $2,036 187/224/227 $1,849 $1,842 $1,803 $1,776 $1,766 $1,748 $1,758 $1,718 $1,714 $1,682 $1,671 $1,644 $1,593 $1,533 $1,522 $1,497 51/51/153 $1,328 $1,187 255/255/255 0/153/153 2006A 2007A 2008A 2009A 2010A 2011A 2012A 2013A 2014A 2015A 2016A 2017A Q3 '18 2018E 2019E 2020E 2021E 2022E 2023E LTM 153/204/0 Volume Growth 0.6% 4.5% (5.4%) (16.9%) 18.7% (2.1%) (5.1%) (1.6%) 3.9% (1.9%) (1.1%) 5.9% 6.7% (0.2%) 1.5% 1.8% 1.9% 1.9% 1.9% Revenue Growth 7.0% 18.6% 14.6% (41.7%) 34.2% 10.9% (2.7%) 1.8% 5.3% (16.8%) (13.4%) 14.7% 23.8% 10.5% (0.7%) 2.6% 2.6% 2.6% 2.6% Commentary § Recent volume expansion driven by strong economic growth in key N.A. Formaldehyde end markets, continued recovery in the US housing market and improved industry conditions in Latin America § Oil price decline in 2014-2015 resulted in revenue declines in formaldehyde derivative product lines in 2015-2016 but have rebounded in subsequent years driven by end-market growth Source: Company Management 36 Confidential FPD Subject to Substantial Revision Professional Eyes Only Financial Performance Subject to FRE 408 Revenue 0/0/0 ($ in millions;) 128/128/128 $2,036 187/224/227 $1,849 $1,842 $1,803 $1,776 $1,766 $1,748 $1,758 $1,718 $1,714 $1,682 $1,671 $1,644 $1,593 $1,533 $1,522 $1,497 51/51/153 $1,328 $1,187 255/255/255 0/153/153 2006A 2007A 2008A 2009A 2010A 2011A 2012A 2013A 2014A 2015A 2016A 2017A Q3 '18 2018E 2019E 2020E 2021E 2022E 2023E LTM 153/204/0 Volume Growth 0.6% 4.5% (5.4%) (16.9%) 18.7% (2.1%) (5.1%) (1.6%) 3.9% (1.9%) (1.1%) 5.9% 6.7% (0.2%) 1.5% 1.8% 1.9% 1.9% 1.9% Revenue Growth 7.0% 18.6% 14.6% (41.7%) 34.2% 10.9% (2.7%) 1.8% 5.3% (16.8%) (13.4%) 14.7% 23.8% 10.5% (0.7%) 2.6% 2.6% 2.6% 2.6% Commentary § Recent volume expansion driven by strong economic growth in key N.A. Formaldehyde end markets, continued recovery in the US housing market and improved industry conditions in Latin America § Oil price decline in 2014-2015 resulted in revenue declines in formaldehyde derivative product lines in 2015-2016 but have rebounded in subsequent years driven by end-market growth Source: Company Management 36

Confidential FPD Subject to Substantial Revision Professional Eyes Only Financial Performance Subject to FRE 408 EBITDA 0/0/0 ($ in millions;) 128/128/128 $346 $334 $321 $312 $300 187/224/227 $285 $280 $252 $253 $236 $232 $230 51/51/153 $203 $202 $180 $181 $182 $152 255/255/255 $114 0/153/153 2006A 2007A 2008A 2009A 2010A 2011A 2012A 2013A 2014A 2015A 2016A 2017A Q3 '18 2018E 2019E 2020E 2021E 2022E 2023E 153/204/0 LTM EBITDA Y-o-Y Growth (6.1%) 18.9% 12.3% (43.7%) 59.0% 0.3% 11.5% 14.4% 8.6% (8.8%) 2.7% 7.1% 18.6% 13.0% 5.2% 4.0% 2.8% 4.0% 3.5% EBITDA Margin % 10.1% 10.1% 9.9% 9.6% 11.4% 10.3% 11.8% 13.3% 13.7% 15.0% 17.8% 16.6% 17.0% 17.0% 18.0% 18.2% 18.3% 18.5% 18.7% Commentary § EBITDA has improved 22% since in 2015 – Margins have improved by ~200bps § EBITDA growth driven primarily by improving volumes and raw material purchasing productivity § Margin % improved significantly over the last decade due to capacity rationalization and new product development Source: Company Management 37 Confidential FPD Subject to Substantial Revision Professional Eyes Only Financial Performance Subject to FRE 408 EBITDA 0/0/0 ($ in millions;) 128/128/128 $346 $334 $321 $312 $300 187/224/227 $285 $280 $252 $253 $236 $232 $230 51/51/153 $203 $202 $180 $181 $182 $152 255/255/255 $114 0/153/153 2006A 2007A 2008A 2009A 2010A 2011A 2012A 2013A 2014A 2015A 2016A 2017A Q3 '18 2018E 2019E 2020E 2021E 2022E 2023E 153/204/0 LTM EBITDA Y-o-Y Growth (6.1%) 18.9% 12.3% (43.7%) 59.0% 0.3% 11.5% 14.4% 8.6% (8.8%) 2.7% 7.1% 18.6% 13.0% 5.2% 4.0% 2.8% 4.0% 3.5% EBITDA Margin % 10.1% 10.1% 9.9% 9.6% 11.4% 10.3% 11.8% 13.3% 13.7% 15.0% 17.8% 16.6% 17.0% 17.0% 18.0% 18.2% 18.3% 18.5% 18.7% Commentary § EBITDA has improved 22% since in 2015 – Margins have improved by ~200bps § EBITDA growth driven primarily by improving volumes and raw material purchasing productivity § Margin % improved significantly over the last decade due to capacity rationalization and new product development Source: Company Management 37

Confidential Subject to Substantial Revision Professional Eyes Only Subject to FRE 408 B. BERI Confidential Subject to Substantial Revision Professional Eyes Only Subject to FRE 408 B. BERI

Confidential BERI Subject to Substantial Revision Professional Eyes Only Business Unit Overview Subject to FRE 408 Positive demand expectations along with limited capacity increases strengthen BERI’s short-term positioning Overview Total Revenue By Geography & Product 0/0/0 (1) (1) § One of the world’s largest suppliers of basic epoxy resins, such Geography Mix Product Mix as solid epoxy resin and liquid epoxy resin These base epoxies 128/128/128 are used in a wide variety of industrial coatings applications Asia Pacific Commodity Others 1% Solutions 2% § Major producer of bisphenol-A and epichlorohydrin 6% 187/224/227 Liquid BisF 5% – These are key precursors in the downstream manufacture of basic epoxy resins and epoxy specialty Solids 51/51/153 8% resins EMEA Americas 47% § The Company internally consumes the majority of its BPA, and 52% 255/255/255 all of its ECH, which ensures a consistent supply of its required Liquid Resins intermediate materials 50% 0/153/153 BPA 29% 153/204/0 Selected Competitors Industry Snapshot End Market Global Demand by Product (2016A – 2022E CAGR) ~3.4% ~3.4% ~2.9% ECH BPA LER (1) Based on LTM period ending March 31, 2018 39 Confidential BERI Subject to Substantial Revision Professional Eyes Only Business Unit Overview Subject to FRE 408 Positive demand expectations along with limited capacity increases strengthen BERI’s short-term positioning Overview Total Revenue By Geography & Product 0/0/0 (1) (1) § One of the world’s largest suppliers of basic epoxy resins, such Geography Mix Product Mix as solid epoxy resin and liquid epoxy resin These base epoxies 128/128/128 are used in a wide variety of industrial coatings applications Asia Pacific Commodity Others 1% Solutions 2% § Major producer of bisphenol-A and epichlorohydrin 6% 187/224/227 Liquid BisF 5% – These are key precursors in the downstream manufacture of basic epoxy resins and epoxy specialty Solids 51/51/153 8% resins EMEA Americas 47% § The Company internally consumes the majority of its BPA, and 52% 255/255/255 all of its ECH, which ensures a consistent supply of its required Liquid Resins intermediate materials 50% 0/153/153 BPA 29% 153/204/0 Selected Competitors Industry Snapshot End Market Global Demand by Product (2016A – 2022E CAGR) ~3.4% ~3.4% ~2.9% ECH BPA LER (1) Based on LTM period ending March 31, 2018 39

Confidential BERI Subject to Substantial Revision Professional Eyes Only Key Product Overview Subject to FRE 408 Leading global player in LER with backward integration in ECH and BPA Product Overview Key Stats and Differentiator 0/0/0 ü BERI Deer Park has the only continuous LER 128/128/128 plant in the world with lower downtime and #2 LER BPA LER manufacturing costs 187/224/227 North America ü Continuous BPF Pernis plant has significantly Europe lower manufacturing costs compared to smaller § Used for polycarbonate plastics § Used for coatings, composites plants with batch production 51/51/153 for automotive parts, flat screen and adhesives ü EU location and storage infrastructure gives TV’s plus epoxy resins BERI a unique advantage to source key raw 255/255/255 materials from multiple global suppliers 0/153/153 62% 29% 153/204/0 1 Sales by product Raw Materials rd (Only 3 party sales) § BERI’s primary raw materials include: commodity chemicals, including 8% 1% phenol, acetone, propylene, chlorine, and caustic, all of which are supplied under contract – Market phenol prices are primarily driven by benzene, and market acetone prices are driven by propylene SER ECH § Used for powder coatings in § Used for epoxy resins, reactive construction, automotive and diluents and water treatment oil & gas Source: Management materials (1) LTM period ending March 31, 2018 40 Confidential BERI Subject to Substantial Revision Professional Eyes Only Key Product Overview Subject to FRE 408 Leading global player in LER with backward integration in ECH and BPA Product Overview Key Stats and Differentiator 0/0/0 ü BERI Deer Park has the only continuous LER 128/128/128 plant in the world with lower downtime and #2 LER BPA LER manufacturing costs 187/224/227 North America ü Continuous BPF Pernis plant has significantly Europe lower manufacturing costs compared to smaller § Used for polycarbonate plastics § Used for coatings, composites plants with batch production 51/51/153 for automotive parts, flat screen and adhesives ü EU location and storage infrastructure gives TV’s plus epoxy resins BERI a unique advantage to source key raw 255/255/255 materials from multiple global suppliers 0/153/153 62% 29% 153/204/0 1 Sales by product Raw Materials rd (Only 3 party sales) § BERI’s primary raw materials include: commodity chemicals, including 8% 1% phenol, acetone, propylene, chlorine, and caustic, all of which are supplied under contract – Market phenol prices are primarily driven by benzene, and market acetone prices are driven by propylene SER ECH § Used for powder coatings in § Used for epoxy resins, reactive construction, automotive and diluents and water treatment oil & gas Source: Management materials (1) LTM period ending March 31, 2018 40

Confidential BERI Subject to Substantial Revision Professional Eyes Only Integrated EPCD Operations Provides Customers with Unique Advantages Subject to FRE 408 0/0/0 Upstream End Markets Specialty Materials 128/128/128 § Architectural coatings § Construction and civil engineering VA&D 187/224/227 Wellhead § Wind energy Versatic™ Acid Versatic™ Acid Derivatives 51/51/153 § Oil § Marine, aerospace and automotive § Gas § Chemical intermediates 255/255/255 0/153/153 BERI EPS 153/204/0 Specialty Epichlorohydrin Epoxy Materials Basic Customer Applications Chemicals Refinery Liquid & § Paints & coatings Solid Epoxy Resins § Olefins § Composites § Chlor-alkali § Adhesives and sealants § Aromatics Bisphenol A/F § Intermediates for various chemical applications Hexion offers integrated manufacturing assets, supply chain, R&D and organizational support Source: Management materials 41 Confidential BERI Subject to Substantial Revision Professional Eyes Only Integrated EPCD Operations Provides Customers with Unique Advantages Subject to FRE 408 0/0/0 Upstream End Markets Specialty Materials 128/128/128 § Architectural coatings § Construction and civil engineering VA&D 187/224/227 Wellhead § Wind energy Versatic™ Acid Versatic™ Acid Derivatives 51/51/153 § Oil § Marine, aerospace and automotive § Gas § Chemical intermediates 255/255/255 0/153/153 BERI EPS 153/204/0 Specialty Epichlorohydrin Epoxy Materials Basic Customer Applications Chemicals Refinery Liquid & § Paints & coatings Solid Epoxy Resins § Olefins § Composites § Chlor-alkali § Adhesives and sealants § Aromatics Bisphenol A/F § Intermediates for various chemical applications Hexion offers integrated manufacturing assets, supply chain, R&D and organizational support Source: Management materials 41

Confidential BERI Subject to Substantial Revision Professional Eyes Only Industry Landscape Subject to FRE 408 Commentary 2016–2022E BPA Demand 0/0/0 (kT) § Expected tightness in the global BPA industry from 2018-2020, due CAGR 6,679 to demand approaching capacity, as polycarbonate and LER 128/128/128 ’16–’22E 6,449 6,231 6,024 demand continue to grow 5,830 5,647 5,472 2.0% 1,900 1,863 1,826 187/224/227 § ECH demand is expected to grow at a 2.9% CAGR globally, in line 1,790 1,755 1,721 1,687 with global LER growth expectations 2,119 8.0% 1,962 1,817 1,682 1,558 51/51/153 § Construction, which makes up ~45% of LER demand, is expected 1,442 1,336 to achieve strong global growth 1,514 1,534 1.3% 1,475 1,495 1,419 1,438 1,456 255/255/255 § Currently, limited new announced capacity additions that are not 1.5% 1,030 1,046 1,061 1,077 1,093 1,110 1,126 expected to create a material impact on market dynamics 2016 2017 2018 2019 2020 2021 2022 0/153/153 North America Europe China RoW 153/204/0 2016–2022E ECH Demand 2016–2022E LER Demand (kT) (kT) CAGR CAGR 1,197 1,164 2,411 1,132 ’16–’22E ’16–’22E 2,331 1,100 1,070 2,255 1,041 2,182 1,012 2,111 2,043 1,977 3.0% 724 702 682 662 643 3.3% 624 772 606 747 724 701 679 658 637 1,065 4.5% 1,019 975 933 893 855 818 219 1.6% 216 209 212 202 206 199 2.0% 384 392 362 369 376 348 355 2.6% 190 195 200 205 177 181 186 2.0% 213 218 222 226 231 205 209 2016 2017 2018 2019 2020 2021 2022 2016 2017 2018 2019 2020 2021 2022 North America Europe RoW North America Europe China RoW Source: Management materials 42 Confidential BERI Subject to Substantial Revision Professional Eyes Only Industry Landscape Subject to FRE 408 Commentary 2016–2022E BPA Demand 0/0/0 (kT) § Expected tightness in the global BPA industry from 2018-2020, due CAGR 6,679 to demand approaching capacity, as polycarbonate and LER 128/128/128 ’16–’22E 6,449 6,231 6,024 demand continue to grow 5,830 5,647 5,472 2.0% 1,900 1,863 1,826 187/224/227 § ECH demand is expected to grow at a 2.9% CAGR globally, in line 1,790 1,755 1,721 1,687 with global LER growth expectations 2,119 8.0% 1,962 1,817 1,682 1,558 51/51/153 § Construction, which makes up ~45% of LER demand, is expected 1,442 1,336 to achieve strong global growth 1,514 1,534 1.3% 1,475 1,495 1,419 1,438 1,456 255/255/255 § Currently, limited new announced capacity additions that are not 1.5% 1,030 1,046 1,061 1,077 1,093 1,110 1,126 expected to create a material impact on market dynamics 2016 2017 2018 2019 2020 2021 2022 0/153/153 North America Europe China RoW 153/204/0 2016–2022E ECH Demand 2016–2022E LER Demand (kT) (kT) CAGR CAGR 1,197 1,164 2,411 1,132 ’16–’22E ’16–’22E 2,331 1,100 1,070 2,255 1,041 2,182 1,012 2,111 2,043 1,977 3.0% 724 702 682 662 643 3.3% 624 772 606 747 724 701 679 658 637 1,065 4.5% 1,019 975 933 893 855 818 219 1.6% 216 209 212 202 206 199 2.0% 384 392 362 369 376 348 355 2.6% 190 195 200 205 177 181 186 2.0% 213 218 222 226 231 205 209 2016 2017 2018 2019 2020 2021 2022 2016 2017 2018 2019 2020 2021 2022 North America Europe RoW North America Europe China RoW Source: Management materials 42

Confidential BERI Subject to Substantial Revision Professional Eyes Only Financial Performance Subject to FRE 408 Revenue 0/0/0 ($ in millions;) 128/128/128 $785 187/224/227 $705 $671 $654 $642 $638 $623 $603 $586 $555 $552 51/51/153 $455 $437 $349 255/255/255 0/153/153 153/204/0 2011A 2012A 2013A 2014A 2015A 2016A 2017A Q3 '18 LTM 2018E 2019E 2020E 2021E 2022E 2023E Volume Growth (3.2%) 1.6% (6.4%) (7.8%) (11.2%) (2.2%) 15.1% 11.5% (7.5%) 13.0% 2.0% 2.0% 2.0% 2.0% Revenue Growth 28.4% (10.2%) (9.0%) (8.8%) (25.4%) (20.1%) 30.4% 58.2% 21.9% 8.7% 3.2% 2.5% 2.5% 2.5% Commentary § Highly cyclical business dependent on global capacity and regional raw materials prices § Total revenue has declined 30% since cycle peak 2011 § Revenue declines driven primarily by: – Competition from new plants in Asia and increased capacity in the market – Closure of Norco ECH facility in 2016 § Recent recovery in revenue driven by reduction of Chinese ECH output due to environmental regulations, strong polycarbonate demand and higher phenol prices in Asia Source: Company Management 43 Confidential BERI Subject to Substantial Revision Professional Eyes Only Financial Performance Subject to FRE 408 Revenue 0/0/0 ($ in millions;) 128/128/128 $785 187/224/227 $705 $671 $654 $642 $638 $623 $603 $586 $555 $552 51/51/153 $455 $437 $349 255/255/255 0/153/153 153/204/0 2011A 2012A 2013A 2014A 2015A 2016A 2017A Q3 '18 LTM 2018E 2019E 2020E 2021E 2022E 2023E Volume Growth (3.2%) 1.6% (6.4%) (7.8%) (11.2%) (2.2%) 15.1% 11.5% (7.5%) 13.0% 2.0% 2.0% 2.0% 2.0% Revenue Growth 28.4% (10.2%) (9.0%) (8.8%) (25.4%) (20.1%) 30.4% 58.2% 21.9% 8.7% 3.2% 2.5% 2.5% 2.5% Commentary § Highly cyclical business dependent on global capacity and regional raw materials prices § Total revenue has declined 30% since cycle peak 2011 § Revenue declines driven primarily by: – Competition from new plants in Asia and increased capacity in the market – Closure of Norco ECH facility in 2016 § Recent recovery in revenue driven by reduction of Chinese ECH output due to environmental regulations, strong polycarbonate demand and higher phenol prices in Asia Source: Company Management 43

Confidential BERI Subject to Substantial Revision Professional Eyes Only Financial Performance Subject to FRE 408 EBITDA 0/0/0 ($ in millions;) 128/128/128 $110 $107 $101 187/224/227 $78 $76 $74 $73 $73 51/51/153 $47 $40 255/255/255 $9 $9 0/153/153 ($14) ($27) 153/204/0 2011A 2012A 2013A 2014A 2015A 2016A 2017A Q3 '18 LTM 2018E 2019E 2020E 2021E 2022E 2023E EBITDA Y-o-Y Growth 90.4% (56.5%) (130.1%) 95.1% (133.0%) (5.0%) 371.3% 1,181.4% 150.2% (27.9%) (0.1%) 2.5% 1.5% 3.4% Margin % 13.6% 6.6% (2.2%) (4.7%) 2.1% 2.5% 8.9% 19.9% 18.2% 12.1% 11.7% 11.7% 11.6% 11.7% Commentary § Asian capacity additions drove cyclical lows in 2013-2016 § LTM Q3 2018 EBITDA reflects increase of 3% over previous cycle peak in 2011 – Margins have increased by ~630bps as of LTM 2018 driven by the high utilization of global BPA and ECH capacity – Chinese environmental regulations have created a tight ECH market leading to improved margins – Strong demand for polycarbonate and epoxy coupled with minimal BPA capacity additions has led to high utilization rates § Closure of in Norco ECH facility in 2016 has generated over $20mm annually Source: Company Management 44 Confidential BERI Subject to Substantial Revision Professional Eyes Only Financial Performance Subject to FRE 408 EBITDA 0/0/0 ($ in millions;) 128/128/128 $110 $107 $101 187/224/227 $78 $76 $74 $73 $73 51/51/153 $47 $40 255/255/255 $9 $9 0/153/153 ($14) ($27) 153/204/0 2011A 2012A 2013A 2014A 2015A 2016A 2017A Q3 '18 LTM 2018E 2019E 2020E 2021E 2022E 2023E EBITDA Y-o-Y Growth 90.4% (56.5%) (130.1%) 95.1% (133.0%) (5.0%) 371.3% 1,181.4% 150.2% (27.9%) (0.1%) 2.5% 1.5% 3.4% Margin % 13.6% 6.6% (2.2%) (4.7%) 2.1% 2.5% 8.9% 19.9% 18.2% 12.1% 11.7% 11.7% 11.6% 11.7% Commentary § Asian capacity additions drove cyclical lows in 2013-2016 § LTM Q3 2018 EBITDA reflects increase of 3% over previous cycle peak in 2011 – Margins have increased by ~630bps as of LTM 2018 driven by the high utilization of global BPA and ECH capacity – Chinese environmental regulations have created a tight ECH market leading to improved margins – Strong demand for polycarbonate and epoxy coupled with minimal BPA capacity additions has led to high utilization rates § Closure of in Norco ECH facility in 2016 has generated over $20mm annually Source: Company Management 44

Confidential BERI Subject to Substantial Revision Professional Eyes Only Growth Opportunities Subject to FRE 408 Industry tightness in ECH and BPA supply to drive significant BERI growth Favorable Industry Trends (China LER price)¹ Integrated LER Margin 0/0/0 200% 128/128/128 187/224/227 51/51/153 150% 255/255/255 ~90% price increase since Jun-17 0/153/153 153/204/0 100% Redacted 50% 0% Dec-14 Dec-15 Dec-16 Dec-17 Source: Management Materials (1) Price indexed to January 2015 45 Confidential BERI Subject to Substantial Revision Professional Eyes Only Growth Opportunities Subject to FRE 408 Industry tightness in ECH and BPA supply to drive significant BERI growth Favorable Industry Trends (China LER price)¹ Integrated LER Margin 0/0/0 200% 128/128/128 187/224/227 51/51/153 150% 255/255/255 ~90% price increase since Jun-17 0/153/153 153/204/0 100% Redacted 50% 0% Dec-14 Dec-15 Dec-16 Dec-17 Source: Management Materials (1) Price indexed to January 2015 45

Confidential Subject to Substantial Revision Professional Eyes Only Subject to FRE 408 C. EPS Confidential Subject to Substantial Revision Professional Eyes Only Subject to FRE 408 C. EPS

Confidential EPS Subject to Substantial Revision Professional Eyes Only Business Unit Overview Subject to FRE 408 Unique specialty chemicals and formulations platform levered to advancing robust secular trends Overview Total Revenue By Geography & Industry 0/0/0 (1) (1) § EPS provides high quality products that meet stringent Geography Mix Industry Mix environmental qualifications 128/128/128 – The leading provider of infusion resins and bonding Other Wind Asia Pacific pastes for wind turbine blade manufacturers globally 12% Energy 187/224/227 Americas 43% 50% – The leading provider of waterborne epoxy coatings used Composites 28% 7% for protection from corrosion 51/51/153 – Prominent provider of blends and resins used for Waterborne Coatings lightweight materials and composites used in 9% automobiles and aircraft 255/255/255 § Backward integration into BERI provides cost and quality advantage versus being exposed to the commodity markets 0/153/153 Coatings EMEA § Patents / complex manufacturing processes provide significant 22% 29% hurdles for entrants 153/204/0 Selected Competitors Industry Snapshot End Market Global Demand by Product (2016A – 2022E CAGR) ~22-37% ~19% ~6% ~5% Wind Aerospace Automotive Composites Waterborne Coatings (1) Based on LTM period ending March 31, 2018 47 Confidential EPS Subject to Substantial Revision Professional Eyes Only Business Unit Overview Subject to FRE 408 Unique specialty chemicals and formulations platform levered to advancing robust secular trends Overview Total Revenue By Geography & Industry 0/0/0 (1) (1) § EPS provides high quality products that meet stringent Geography Mix Industry Mix environmental qualifications 128/128/128 – The leading provider of infusion resins and bonding Other Wind Asia Pacific pastes for wind turbine blade manufacturers globally 12% Energy 187/224/227 Americas 43% 50% – The leading provider of waterborne epoxy coatings used Composites 28% 7% for protection from corrosion 51/51/153 – Prominent provider of blends and resins used for Waterborne Coatings lightweight materials and composites used in 9% automobiles and aircraft 255/255/255 § Backward integration into BERI provides cost and quality advantage versus being exposed to the commodity markets 0/153/153 Coatings EMEA § Patents / complex manufacturing processes provide significant 22% 29% hurdles for entrants 153/204/0 Selected Competitors Industry Snapshot End Market Global Demand by Product (2016A – 2022E CAGR) ~22-37% ~19% ~6% ~5% Wind Aerospace Automotive Composites Waterborne Coatings (1) Based on LTM period ending March 31, 2018 47

Confidential EPS Subject to Substantial Revision Professional Eyes Only Key Product Overview Subject to FRE 408 Product Overview Key Stats and Differentiator 0/0/0 128/128/128 #1 Wind #1 WB #2 Auto #2 Aero § The leading provider of infusion resins and bonding pastes for blade manufacturers globally 187/224/227 Global North China Europe China America § Increasing blade lengths for higher efficiency, leading to greater epoxy consumption 51/51/153 Wind ü High quality products that meet stringent environmental qualifications ü Backward integration into BERI provides cost and quality advantage 255/255/255 ü Patents/complex manufacturing processes provide significant hurdles for entrants 0/153/153 § The leading provider of waterborne epoxy coatings used for protection from corrosion 153/204/0 § Secular shift in China to waterborne epoxy coatings Raw Materials Waterborne to reduce solvent emissions § EPS sources raw materials from a global, diverse network of third party Coatings suppliers and sources LER supply from BERI and third parties in Asia – Robust supplier base comprised of globally-recognized brands with high quality product and premier customer service § Prominent provider of blends and resins used for – Developed high-quality local sources for China market and extended lightweight materials and composites Chinese sources for EU and U.S. markets § Manufacturers shifting from steel/aluminum to Composites composites to meet fuel consumption targets Source: Management materials Note: LTM period ending March 31, 2018 48 Confidential EPS Subject to Substantial Revision Professional Eyes Only Key Product Overview Subject to FRE 408 Product Overview Key Stats and Differentiator 0/0/0 128/128/128 #1 Wind #1 WB #2 Auto #2 Aero § The leading provider of infusion resins and bonding pastes for blade manufacturers globally 187/224/227 Global North China Europe China America § Increasing blade lengths for higher efficiency, leading to greater epoxy consumption 51/51/153 Wind ü High quality products that meet stringent environmental qualifications ü Backward integration into BERI provides cost and quality advantage 255/255/255 ü Patents/complex manufacturing processes provide significant hurdles for entrants 0/153/153 § The leading provider of waterborne epoxy coatings used for protection from corrosion 153/204/0 § Secular shift in China to waterborne epoxy coatings Raw Materials Waterborne to reduce solvent emissions § EPS sources raw materials from a global, diverse network of third party Coatings suppliers and sources LER supply from BERI and third parties in Asia – Robust supplier base comprised of globally-recognized brands with high quality product and premier customer service § Prominent provider of blends and resins used for – Developed high-quality local sources for China market and extended lightweight materials and composites Chinese sources for EU and U.S. markets § Manufacturers shifting from steel/aluminum to Composites composites to meet fuel consumption targets Source: Management materials Note: LTM period ending March 31, 2018 48

Confidential EPS Subject to Substantial Revision Professional Eyes Only Industry Landscape Subject to FRE 408 Cost competitiveness of wind energy accelerates its adoption in China and globally Attractive Inflection Point in Wind Cycle: Average LCOE for Global Waterborne Coatings Growth 1 Completed Projects in China, US and EU 0/0/0 Oil GT² (kT) CSP² 128/128/128 330-340 PV Buildings Bioenergy Offshore Wind 187/224/227 220-230 Gas GT² PV Utility 150-160 51/51/153 Hydropower 100-110 Onshore Wind 70-80 60-70 Coal Supercritical 40-50 40-50 40-50 30-40 30-40 255/255/255 Gas CCGT² Geothermal 0 50 100 150 200 250 300 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 0/153/153 $ per MWh Renewables Fossil Fuels 153/204/0 Epoxy Demand for Carbon Fiber Composites in Aerospace² (kT) 9.2 9.0 8.6 8.1 0.9 0.9 7.5 0.9 0.9 6.9 0.8 0.9 0.9 6.4 0.7 0.8 5.7 0.7 0.7 5.2 0.6 0.7 0.6 0.6 4.2 0.5 3.8 0.6 0.5 0.4 7.4 7.2 0.4 6.9 6.5 0.4 6.0 0.4 5.5 5.1 4.6 4.2 3.4 3.1 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Commercial Aircrafts Military General Aviation Source: Management materials and 2017 Global Wind Report (GWEC) Notes: CSP = Concentrated Solar Power, GT = Gas Turbine; CCGT = Combined-cycle Gas Turbines (1) Levelized Cost of Energy, or the NPV of the unit-cost of energy over the lifetime of a generating asset. Data based on 2015 using simple average of China, EU and US (2) Resin plus curing agent 49 (3) Includes boron / martensite, magnesium, other Confidential EPS Subject to Substantial Revision Professional Eyes Only Industry Landscape Subject to FRE 408 Cost competitiveness of wind energy accelerates its adoption in China and globally Attractive Inflection Point in Wind Cycle: Average LCOE for Global Waterborne Coatings Growth 1 Completed Projects in China, US and EU 0/0/0 Oil GT² (kT) CSP² 128/128/128 330-340 PV Buildings Bioenergy Offshore Wind 187/224/227 220-230 Gas GT² PV Utility 150-160 51/51/153 Hydropower 100-110 Onshore Wind 70-80 60-70 Coal Supercritical 40-50 40-50 40-50 30-40 30-40 255/255/255 Gas CCGT² Geothermal 0 50 100 150 200 250 300 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 0/153/153 $ per MWh Renewables Fossil Fuels 153/204/0 Epoxy Demand for Carbon Fiber Composites in Aerospace² (kT) 9.2 9.0 8.6 8.1 0.9 0.9 7.5 0.9 0.9 6.9 0.8 0.9 0.9 6.4 0.7 0.8 5.7 0.7 0.7 5.2 0.6 0.7 0.6 0.6 4.2 0.5 3.8 0.6 0.5 0.4 7.4 7.2 0.4 6.9 6.5 0.4 6.0 0.4 5.5 5.1 4.6 4.2 3.4 3.1 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Commercial Aircrafts Military General Aviation Source: Management materials and 2017 Global Wind Report (GWEC) Notes: CSP = Concentrated Solar Power, GT = Gas Turbine; CCGT = Combined-cycle Gas Turbines (1) Levelized Cost of Energy, or the NPV of the unit-cost of energy over the lifetime of a generating asset. Data based on 2015 using simple average of China, EU and US (2) Resin plus curing agent 49 (3) Includes boron / martensite, magnesium, other

Confidential EPS Subject to Substantial Revision Professional Eyes Only Industry Landscape - Waterborne Subject to FRE 408 In the next five years, half of current Chinese solvent borne epoxy expected to be replaced by WB epoxy Overview Coatings Market by Chemistry¹ 0/0/0 § Epoxy coatings widely used for superior adhesion, flexibility and Polyester Other 128/128/128 corrosion resistance 5% 11% Polyurethane – Most conventional solvent-borne coatings emit high levels of 7% 187/224/227 VOCs, a leading cause of air pollution and smog Epoxy- polyester – Regulatory efforts to reduce VOC emissions driving demand 3% 51/51/153 Epoxy 9% 255/255/255 Acrylic Alkyd 48% 17% 0/153/153 Waterborne Coatings Market Dynamics Epoxy Resin by Technology 153/204/0 100% Solids § China is a meaningful portion of the WB epoxy market (37%) and 2% expected to grow substantially over the next five years Powder 12% (89% by 2022E) Waterborne § Hexion one of two global players with a presence in China 12% – Several smaller regional players offering lower quality product § Reputation for technical expertise with brand recognition and Added this vs. Auto e-coat proven track record of cultivating local relationships 22% Solventborne markup 52% Source: KNG Global Paints & Coatings 2013-2018 (1) Sold into automotive/truck e-primers which are not addressable for Hexion 50 Confidential EPS Subject to Substantial Revision Professional Eyes Only Industry Landscape - Waterborne Subject to FRE 408 In the next five years, half of current Chinese solvent borne epoxy expected to be replaced by WB epoxy Overview Coatings Market by Chemistry¹ 0/0/0 § Epoxy coatings widely used for superior adhesion, flexibility and Polyester Other 128/128/128 corrosion resistance 5% 11% Polyurethane – Most conventional solvent-borne coatings emit high levels of 7% 187/224/227 VOCs, a leading cause of air pollution and smog Epoxy- polyester – Regulatory efforts to reduce VOC emissions driving demand 3% 51/51/153 Epoxy 9% 255/255/255 Acrylic Alkyd 48% 17% 0/153/153 Waterborne Coatings Market Dynamics Epoxy Resin by Technology 153/204/0 100% Solids § China is a meaningful portion of the WB epoxy market (37%) and 2% expected to grow substantially over the next five years Powder 12% (89% by 2022E) Waterborne § Hexion one of two global players with a presence in China 12% – Several smaller regional players offering lower quality product § Reputation for technical expertise with brand recognition and Added this vs. Auto e-coat proven track record of cultivating local relationships 22% Solventborne markup 52% Source: KNG Global Paints & Coatings 2013-2018 (1) Sold into automotive/truck e-primers which are not addressable for Hexion 50

Confidential EPS Subject to Substantial Revision Professional Eyes Only Industry Landscape - Automotive Subject to FRE 408 Electrification brings new opportunities for battery boxes and e-motors for insulation and FST performance Growth in Electric Vehicles Shifting Vehicle Material Composition¹ 0/0/0 (volume by powertrain, m units) (vehicle material composition) 128/128/128 Other² 116.5 Composites Other² 108.0 9% 103.1 Steel 2.3 2% 19% 10.4 93.0 0.2 6.5 20% 3.1 187/224/227 5.6 New Energy Aluminum 23.7 32.4 43.3 17.8 Vehicles 9% Composites 14.4 12.9 6% 12.4 High 2015 2020E 51/51/153 Strength 69.4 Conventional 61.9 56.2 Aluminum HSLA 48.1 Powertrain Steel 10% 15% 17% 255/255/255 2017E 2022E 2025E 2030E High Strength Steel Steel HSLA ICE Gas ICE Diesel Hybrids BEV Fuel Cell 43% 20% 30% 0/153/153 ü Electric Vehicles are expected to grow at ~4x over the next ten years, however the batteries in EV’s weigh significantly more (+400 kg) 153/204/0 ü CO emissions not eliminated by electrification will have to be decreased through light-weighting of vehicle construction materials 2 (i.e. composite) Emission Controls Drive Vehicle Light-Weighting… …Resulting in Composites Gaining Market Share ü Electrification: major OEMs are accelerating the move to hybrid ü Overall share of composites projected to increase 400bps by 2020 and battery electric vehicles to meet emission regulations ü Global epoxy in auto expected to grow 19% per annum ü Emission Regulations: due to regulation, light-weighting will have until 2022 a positive effect on carbon and glass reinforced fiber consumption ü Epoxy in auto is on the verge of becoming significantly more ü Performance: luxury and premium OEMs use carbon fiber in competitive in higher volume production markets with structural applications to significantly reduce vehicle weight for improved affordability of carbon and glass fiber solutions better performance Source: June-2017 Faurecia investor materials, 2017 Technology Roadmaps (Center for Automotive Research), 2017 IHS Global Automotive Light Vehicle Production, Expert interviews Notes: HLSA = High Strength Low Alloy (1) Based on Body in White of 42 mainstream vehicles in the US 51 (2) Includes boron/martensite, magnesium, other Confidential EPS Subject to Substantial Revision Professional Eyes Only Industry Landscape - Automotive Subject to FRE 408 Electrification brings new opportunities for battery boxes and e-motors for insulation and FST performance Growth in Electric Vehicles Shifting Vehicle Material Composition¹ 0/0/0 (volume by powertrain, m units) (vehicle material composition) 128/128/128 Other² 116.5 Composites Other² 108.0 9% 103.1 Steel 2.3 2% 19% 10.4 93.0 0.2 6.5 20% 3.1 187/224/227 5.6 New Energy Aluminum 23.7 32.4 43.3 17.8 Vehicles 9% Composites 14.4 12.9 6% 12.4 High 2015 2020E 51/51/153 Strength 69.4 Conventional 61.9 56.2 Aluminum HSLA 48.1 Powertrain Steel 10% 15% 17% 255/255/255 2017E 2022E 2025E 2030E High Strength Steel Steel HSLA ICE Gas ICE Diesel Hybrids BEV Fuel Cell 43% 20% 30% 0/153/153 ü Electric Vehicles are expected to grow at ~4x over the next ten years, however the batteries in EV’s weigh significantly more (+400 kg) 153/204/0 ü CO emissions not eliminated by electrification will have to be decreased through light-weighting of vehicle construction materials 2 (i.e. composite) Emission Controls Drive Vehicle Light-Weighting… …Resulting in Composites Gaining Market Share ü Electrification: major OEMs are accelerating the move to hybrid ü Overall share of composites projected to increase 400bps by 2020 and battery electric vehicles to meet emission regulations ü Global epoxy in auto expected to grow 19% per annum ü Emission Regulations: due to regulation, light-weighting will have until 2022 a positive effect on carbon and glass reinforced fiber consumption ü Epoxy in auto is on the verge of becoming significantly more ü Performance: luxury and premium OEMs use carbon fiber in competitive in higher volume production markets with structural applications to significantly reduce vehicle weight for improved affordability of carbon and glass fiber solutions better performance Source: June-2017 Faurecia investor materials, 2017 Technology Roadmaps (Center for Automotive Research), 2017 IHS Global Automotive Light Vehicle Production, Expert interviews Notes: HLSA = High Strength Low Alloy (1) Based on Body in White of 42 mainstream vehicles in the US 51 (2) Includes boron/martensite, magnesium, other

Confidential EPS Subject to Substantial Revision Professional Eyes Only Financial Performance Subject to FRE 408 Revenue 0/0/0 ($ in millions;) 128/128/128 187/224/227 $936 $901 $868 $852 $835 $831 $808 $785 $786 $726 $695 $702 $697 $677 51/51/153 255/255/255 0/153/153 2011A 2012A 2013A 2014A 2015A 2016A 2017A Q3 '18 LTM 2018E 2019E 2020E 2021E 2022E 2023E 153/204/0 Volume Growth 13.6% (1.4%) 4.9% (10.5%) 7.7% (7.5%) (11.2%) 8.0% 16.0% 8.3% 0.5% (5.4%) (15.0%) (11.6%) 12.9% 2.6% 3.0% 3.0% 3.0% Revenue Growth 18.7% 49.2% 3.8% (13.2%) 11.3% (1.9%) (13.7%) 2.6% 19.6% 2.5% (7.8%) (7.6%) (10.7%) (4.1%) 16.0% 3.3% 3.9% 3.8% 3.8% Commentary § Total revenue has declined 18% since 2015 driven by decreased volume and pricing for wind infusion resins in China as well as a decline of oil-based raw materials § Demand for bonding paste for longer turbine blades continues to be strong due to differentiated technology position § Growth opportunities exist for waterborne applications especially in China where environmental regulations mandate greener technology § Demand for adhesives, coatings and electrical applications remains steady Source: Company Management 52 Confidential EPS Subject to Substantial Revision Professional Eyes Only Financial Performance Subject to FRE 408 Revenue 0/0/0 ($ in millions;) 128/128/128 187/224/227 $936 $901 $868 $852 $835 $831 $808 $785 $786 $726 $695 $702 $697 $677 51/51/153 255/255/255 0/153/153 2011A 2012A 2013A 2014A 2015A 2016A 2017A Q3 '18 LTM 2018E 2019E 2020E 2021E 2022E 2023E 153/204/0 Volume Growth 13.6% (1.4%) 4.9% (10.5%) 7.7% (7.5%) (11.2%) 8.0% 16.0% 8.3% 0.5% (5.4%) (15.0%) (11.6%) 12.9% 2.6% 3.0% 3.0% 3.0% Revenue Growth 18.7% 49.2% 3.8% (13.2%) 11.3% (1.9%) (13.7%) 2.6% 19.6% 2.5% (7.8%) (7.6%) (10.7%) (4.1%) 16.0% 3.3% 3.9% 3.8% 3.8% Commentary § Total revenue has declined 18% since 2015 driven by decreased volume and pricing for wind infusion resins in China as well as a decline of oil-based raw materials § Demand for bonding paste for longer turbine blades continues to be strong due to differentiated technology position § Growth opportunities exist for waterborne applications especially in China where environmental regulations mandate greener technology § Demand for adhesives, coatings and electrical applications remains steady Source: Company Management 52

Confidential EPS Subject to Substantial Revision Professional Eyes Only Financial Performance Subject to FRE 408 EBITDA 0/0/0 ($ in millions;) 128/128/128 $143 $142 187/224/227 $108 $100 51/51/153 $92 $85 $80 $76 $65 $64 255/255/255 $59 $59 $51 $43 0/153/153 153/204/0 2011A 2012A 2013A 2014A 2015A 2016A 2017A Q3 '18 LTM 2018E 2019E 2020E 2021E 2022E 2023E EBITDA Y-o-Y Growth (52.7%) (14.3%) (15.3%) 76.8% 88.1% (0.7%) (53.9%) (55.0%) (9.8%) 34.9% 7.2% 7.4% 9.2% 8.3% EBITDA Margin % 7.6% 7.5% 6.2% 9.1% 16.8% 18.1% 9.0% 9.1% 8.5% 9.8% 10.2% 10.6% 11.1% 11.6% Commentary § Delays in expanding the power grid in Eastern China and uncertainty around the continuation of subsidies in the United States drove EBITDA decline in 2011 – 2013 § EBITDA has declined 55% since in 2015 driven by slowdown in Chinese wind and increased raw materials cost – Margins have declined by ~770bps § Business impacted by increased LER costs which is partially reflected in BERI results Source: Company Management 53 Confidential EPS Subject to Substantial Revision Professional Eyes Only Financial Performance Subject to FRE 408 EBITDA 0/0/0 ($ in millions;) 128/128/128 $143 $142 187/224/227 $108 $100 51/51/153 $92 $85 $80 $76 $65 $64 255/255/255 $59 $59 $51 $43 0/153/153 153/204/0 2011A 2012A 2013A 2014A 2015A 2016A 2017A Q3 '18 LTM 2018E 2019E 2020E 2021E 2022E 2023E EBITDA Y-o-Y Growth (52.7%) (14.3%) (15.3%) 76.8% 88.1% (0.7%) (53.9%) (55.0%) (9.8%) 34.9% 7.2% 7.4% 9.2% 8.3% EBITDA Margin % 7.6% 7.5% 6.2% 9.1% 16.8% 18.1% 9.0% 9.1% 8.5% 9.8% 10.2% 10.6% 11.1% 11.6% Commentary § Delays in expanding the power grid in Eastern China and uncertainty around the continuation of subsidies in the United States drove EBITDA decline in 2011 – 2013 § EBITDA has declined 55% since in 2015 driven by slowdown in Chinese wind and increased raw materials cost – Margins have declined by ~770bps § Business impacted by increased LER costs which is partially reflected in BERI results Source: Company Management 53

Confidential Subject to Substantial Revision Professional Eyes Only Subject to FRE 408 D. Versatics Confidential Subject to Substantial Revision Professional Eyes Only Subject to FRE 408 D. Versatics

Confidential Versatics Subject to Substantial Revision Professional Eyes Only Business Unit Overview Subject to FRE 408 Superior Versatic Acid & Derivatives offerings to architectural, industrial and automotive industries Overview Total Revenue By Geography & Product 0/0/0 (1) (1) § Global producer of specialty monomers that provide superior Geography Mix Product Mix value in diverse coatings and construction formulations 128/128/128 § Versatic Acid – Synthetic tertiary acid with highly branched structure EMEA Americas 187/224/227 Versatic Acid providing diverse formulation properties VeoVa Ester 49% 21% 23% 46% – Imparts unique chemical properties in a cost-effective way to a wide variety of applications 51/51/153 § VeoVa Ester – Vinyl ester of Versatic™ Acid primarily used for decorative 255/255/255 paints and mortar admixtures – Enhances decorative paints’ aesthetics and durability and improves performance of RDP end uses Asia Pacific 0/153/153 30% Cardura Ester § Cardura Ester 31% – Primarily used in acrylic polyols and polyester polyols to 153/204/0 make resins for high performance automotive and industrial coatings Selected Competitors Industry Snapshot End-Market Global Demand by Product (2016A – 2022E CAGR) ~4% ~3% ~2-3% ~3% Decorative Coatings Construction Adhesives Automotive Coatings Industrial Coatings (1) Based on LTM period ending March 31, 2018 55 Confidential Versatics Subject to Substantial Revision Professional Eyes Only Business Unit Overview Subject to FRE 408 Superior Versatic Acid & Derivatives offerings to architectural, industrial and automotive industries Overview Total Revenue By Geography & Product 0/0/0 (1) (1) § Global producer of specialty monomers that provide superior Geography Mix Product Mix value in diverse coatings and construction formulations 128/128/128 § Versatic Acid – Synthetic tertiary acid with highly branched structure EMEA Americas 187/224/227 Versatic Acid providing diverse formulation properties VeoVa Ester 49% 21% 23% 46% – Imparts unique chemical properties in a cost-effective way to a wide variety of applications 51/51/153 § VeoVa Ester – Vinyl ester of Versatic™ Acid primarily used for decorative 255/255/255 paints and mortar admixtures – Enhances decorative paints’ aesthetics and durability and improves performance of RDP end uses Asia Pacific 0/153/153 30% Cardura Ester § Cardura Ester 31% – Primarily used in acrylic polyols and polyester polyols to 153/204/0 make resins for high performance automotive and industrial coatings Selected Competitors Industry Snapshot End-Market Global Demand by Product (2016A – 2022E CAGR) ~4% ~3% ~2-3% ~3% Decorative Coatings Construction Adhesives Automotive Coatings Industrial Coatings (1) Based on LTM period ending March 31, 2018 55

Confidential Versatics Subject to Substantial Revision Professional Eyes Only Key Product Overview Subject to FRE 408 Product Overview Key Stats and Differentiator 0/0/0 ü Versatics has access to reliable supplies of key Versatic™ 128/128/128 § Imparts unique chemical properties in a materials for complex production processes, #1 Acid cost-effective way to a wide variety of providing significant barriers to entry applications Pharmaceuticals 187/224/227 ü Versatics products offer compelling performance Global benefits to end users while representing a § ~70% consumed internally to produce Agriculture fraction of the total cost of a finished VeoVa™ Ester and Cardura™ Ester; ~30% 51/51/153 paint/coating sold to third party customers Other 255/255/255 VeoVa™ Ester § Primarily used for decorative paints and 0/153/153 mortar admixtures Architectural 153/204/0 § Enhances decorative paints’ aesthetics and Raw Materials durability and improves performance of RDP Construction end uses § Versatics’ primary raw materials include nonene, acetylene, carbon monoxide, and diisobutylene Cardura™ Ester § Primarily used in acrylic polyols and polyester polyols to make resins for high performance automotive and industrial coatings Automotive § Premium product enabling low VOC, high- Industrial performance resins Source: Management materials Note: Market share based on industry-wide volume, utilizing Management estimates. Versatic™ Acid includes production for captive use. LTM period ending March 31, 2018. 56 Confidential Versatics Subject to Substantial Revision Professional Eyes Only Key Product Overview Subject to FRE 408 Product Overview Key Stats and Differentiator 0/0/0 ü Versatics has access to reliable supplies of key Versatic™ 128/128/128 § Imparts unique chemical properties in a materials for complex production processes, #1 Acid cost-effective way to a wide variety of providing significant barriers to entry applications Pharmaceuticals 187/224/227 ü Versatics products offer compelling performance Global benefits to end users while representing a § ~70% consumed internally to produce Agriculture fraction of the total cost of a finished VeoVa™ Ester and Cardura™ Ester; ~30% 51/51/153 paint/coating sold to third party customers Other 255/255/255 VeoVa™ Ester § Primarily used for decorative paints and 0/153/153 mortar admixtures Architectural 153/204/0 § Enhances decorative paints’ aesthetics and Raw Materials durability and improves performance of RDP Construction end uses § Versatics’ primary raw materials include nonene, acetylene, carbon monoxide, and diisobutylene Cardura™ Ester § Primarily used in acrylic polyols and polyester polyols to make resins for high performance automotive and industrial coatings Automotive § Premium product enabling low VOC, high- Industrial performance resins Source: Management materials Note: Market share based on industry-wide volume, utilizing Management estimates. Versatic™ Acid includes production for captive use. LTM period ending March 31, 2018. 56

Confidential Versatics Subject to Substantial Revision Professional Eyes Only Industry Landscape Subject to FRE 408 Paints & Coatings applications are poised to realize growth over the near‐term, especially in developing regions where VA&D has a strong presence Segment Drivers Industry Trends 0/0/0 Global Paints & Coatings Growth² 128/128/128 6.5% Continued demand for housing, Architectural improved aesthetics and 4.0% 187/224/227 3.0% 2.9% durability, and remodeling 2.0% driving demand for architectural (27% of Versatics Net Sales) 51/51/153 coatings North America Europe China ROW Global 255/255/255 Global Automotive Production (m vehicles) 0/153/153 106 93 81 Expanding middle class globally 31 Automotive 26 driving higher demand for 28 32 27 153/204/0 19 passenger and commercial 23 22 19 (28% of Versatics Net Sales) 15 18 19 transportation 2012 2016 2022E North America Europe China ROW Global Infrastructure Spending¹ ($ in Trillions) $10 Global infrastructure spending Industrial $8 expected to exceed $9 trillion by $6 2025 driven by demographic shifts $4 (24% of Versatics Net Sales) and growing urbanization $2 $0 2006 2008 2010 2012 2014 2016 2018 2020 2022 2024 Source: 2017 Technology Roadmaps (Center for Automotive Research), IHS Paint and Coatings Chemical Economics Handbook (1) PricewaterhouseCoopers Outlook to 2025 and Oxford Economics. The infrastructure trend is relevant to protective coatings, or industrial maintenance coatings, which are used in bridges, municipal infrastructure, industrial plants and pipelines, etc. 57 (2) IHS Paints & Coatings projected demand growth from 2016 to 2021 Confidential Versatics Subject to Substantial Revision Professional Eyes Only Industry Landscape Subject to FRE 408 Paints & Coatings applications are poised to realize growth over the near‐term, especially in developing regions where VA&D has a strong presence Segment Drivers Industry Trends 0/0/0 Global Paints & Coatings Growth² 128/128/128 6.5% Continued demand for housing, Architectural improved aesthetics and 4.0% 187/224/227 3.0% 2.9% durability, and remodeling 2.0% driving demand for architectural (27% of Versatics Net Sales) 51/51/153 coatings North America Europe China ROW Global 255/255/255 Global Automotive Production (m vehicles) 0/153/153 106 93 81 Expanding middle class globally 31 Automotive 26 driving higher demand for 28 32 27 153/204/0 19 passenger and commercial 23 22 19 (28% of Versatics Net Sales) 15 18 19 transportation 2012 2016 2022E North America Europe China ROW Global Infrastructure Spending¹ ($ in Trillions) $10 Global infrastructure spending Industrial $8 expected to exceed $9 trillion by $6 2025 driven by demographic shifts $4 (24% of Versatics Net Sales) and growing urbanization $2 $0 2006 2008 2010 2012 2014 2016 2018 2020 2022 2024 Source: 2017 Technology Roadmaps (Center for Automotive Research), IHS Paint and Coatings Chemical Economics Handbook (1) PricewaterhouseCoopers Outlook to 2025 and Oxford Economics. The infrastructure trend is relevant to protective coatings, or industrial maintenance coatings, which are used in bridges, municipal infrastructure, industrial plants and pipelines, etc. 57 (2) IHS Paints & Coatings projected demand growth from 2016 to 2021

Confidential Versatics Subject to Substantial Revision Professional Eyes Only Financial Performance Subject to FRE 408 Revenue 0/0/0 ($ in millions;) 128/128/128 $271 $273 $270 $268 $264 $264 $256 $248 $241 $226 187/224/227 $221 $218 $209 $208 51/51/153 255/255/255 0/153/153 2011A 2012A 2013A 2014A 2015A 2016A 2017A Q3 '18 LTM 2018E 2019E 2020E 2021E 2022E 2023E 153/204/0 Volume Growth (9.2%) 8.6% 2.9% 1.1% (8.6%) (1.8%) 6.6% (0.6%) (12.7%) 10.9% 2.2% 2.0% 2.0% 2.0% Revenue Growth 7.1% 1.4% 1.2% (0.5%) (16.1%) (7.8%) 6.1% 4.3% (6.2%) 15.9% 3.2% 3.0% 3.2% 3.3% Commentary § Total revenue has declined 19% since 2014 driven by drop in feedstocks due to oil price decline and VeoVa force majeure § Revenue has been fairly stable since 2016 § 2019E revenue increase is driven by expected share recovery as VeoVa system costs are expected to be more competitive versus alternative technology Source: Company Management 58 Confidential Versatics Subject to Substantial Revision Professional Eyes Only Financial Performance Subject to FRE 408 Revenue 0/0/0 ($ in millions;) 128/128/128 $271 $273 $270 $268 $264 $264 $256 $248 $241 $226 187/224/227 $221 $218 $209 $208 51/51/153 255/255/255 0/153/153 2011A 2012A 2013A 2014A 2015A 2016A 2017A Q3 '18 LTM 2018E 2019E 2020E 2021E 2022E 2023E 153/204/0 Volume Growth (9.2%) 8.6% 2.9% 1.1% (8.6%) (1.8%) 6.6% (0.6%) (12.7%) 10.9% 2.2% 2.0% 2.0% 2.0% Revenue Growth 7.1% 1.4% 1.2% (0.5%) (16.1%) (7.8%) 6.1% 4.3% (6.2%) 15.9% 3.2% 3.0% 3.2% 3.3% Commentary § Total revenue has declined 19% since 2014 driven by drop in feedstocks due to oil price decline and VeoVa force majeure § Revenue has been fairly stable since 2016 § 2019E revenue increase is driven by expected share recovery as VeoVa system costs are expected to be more competitive versus alternative technology Source: Company Management 58

Confidential Versatics Subject to Substantial Revision Professional Eyes Only Financial Performance Subject to FRE 408 EBITDA 0/0/0 ($ in millions;) 128/128/128 $66 $63 $61 $59 187/224/227 $56 $55 $53 $49 $44 $43 51/51/153 $39 $33 255/255/255 $22 $18 0/153/153 153/204/0 2011A 2012A 2013A 2014A 2015A 2016A 2017A Q3 '18 LTM 2018E 2019E 2020E 2021E 2022E 2023E EBITDA Y-o-Y Growth (31.1%) 32.0% (58.3%) 24.8% 75.3% 54.9% (9.4%) (18.9%) (20.0%) 19.7% 5.2% 5.3% 6.5% 6.1% EBITDA Margin % 12.4% 16.1% 6.6% 8.3% 17.4% 29.2% 25.0% 22.7% 21.3% 22.0% 22.4% 22.9% 23.7% 24.3% Commentary § Profitability improved after 2013-2014 due to cost reductions § Insurance proceeds excluded in 2015 and 2016 related to 2014’s force majeure due to a supplier outage Source: Company Management 59 Confidential Versatics Subject to Substantial Revision Professional Eyes Only Financial Performance Subject to FRE 408 EBITDA 0/0/0 ($ in millions;) 128/128/128 $66 $63 $61 $59 187/224/227 $56 $55 $53 $49 $44 $43 51/51/153 $39 $33 255/255/255 $22 $18 0/153/153 153/204/0 2011A 2012A 2013A 2014A 2015A 2016A 2017A Q3 '18 LTM 2018E 2019E 2020E 2021E 2022E 2023E EBITDA Y-o-Y Growth (31.1%) 32.0% (58.3%) 24.8% 75.3% 54.9% (9.4%) (18.9%) (20.0%) 19.7% 5.2% 5.3% 6.5% 6.1% EBITDA Margin % 12.4% 16.1% 6.6% 8.3% 17.4% 29.2% 25.0% 22.7% 21.3% 22.0% 22.4% 22.9% 23.7% 24.3% Commentary § Profitability improved after 2013-2014 due to cost reductions § Insurance proceeds excluded in 2015 and 2016 related to 2014’s force majeure due to a supplier outage Source: Company Management 59

Confidential Subject to Substantial Revision Professional Eyes Only Subject to FRE 408 E. PSR Confidential Subject to Substantial Revision Professional Eyes Only Subject to FRE 408 E. PSR

Confidential PSR Subject to Substantial Revision Professional Eyes Only Business Unit Overview Subject to FRE 408 With its leading position and broad capabilities, PSR is the only player that can produce products for all key end-markets in all geographies Overview Total Revenue By Geography & Industry 0/0/0 (1) (1) § Producer of phenolic specialty resins and engineered Geography Mix Industry Mix thermoset molding compounds 128/128/128 Chemical – Serves construction, industrial, auto & transportation and Americas Intermediates chemical end uses in North America, EMEA and Asia 16% & Specialties 187/224/227 Construction Pacific 14% 39% – Products used to provide binding qualities in applications Asia Pacific 4% 51/51/153 that require heat, chemical and strength resistance Auto & Transport § #1 in North America and Europe with globally recognizable 20% brands and trademarks, including Bakelite®, known for 255/255/255 technology, quality and service § PSR assets benefit from: 0/153/153 EMEA Industrial 80% – Growth in new home construction, automotive builds and 27% growing global construction end uses 153/204/0 – Emission regulations, alternative propulsion and light- weighting of vehicles propelling phenolic ETS usage Selected Competitors Industry Snapshot Global Demand by Product 2018 – 2022 CAGR ~4% ~2% ~2% Automotive Construction Industrial Production Source: EIA, Statista (1) Based on LTM period ending June 30, 2018 61 Confidential PSR Subject to Substantial Revision Professional Eyes Only Business Unit Overview Subject to FRE 408 With its leading position and broad capabilities, PSR is the only player that can produce products for all key end-markets in all geographies Overview Total Revenue By Geography & Industry 0/0/0 (1) (1) § Producer of phenolic specialty resins and engineered Geography Mix Industry Mix thermoset molding compounds 128/128/128 Chemical – Serves construction, industrial, auto & transportation and Americas Intermediates chemical end uses in North America, EMEA and Asia 16% & Specialties 187/224/227 Construction Pacific 14% 39% – Products used to provide binding qualities in applications Asia Pacific 4% 51/51/153 that require heat, chemical and strength resistance Auto & Transport § #1 in North America and Europe with globally recognizable 20% brands and trademarks, including Bakelite®, known for 255/255/255 technology, quality and service § PSR assets benefit from: 0/153/153 EMEA Industrial 80% – Growth in new home construction, automotive builds and 27% growing global construction end uses 153/204/0 – Emission regulations, alternative propulsion and light- weighting of vehicles propelling phenolic ETS usage Selected Competitors Industry Snapshot Global Demand by Product 2018 – 2022 CAGR ~4% ~2% ~2% Automotive Construction Industrial Production Source: EIA, Statista (1) Based on LTM period ending June 30, 2018 61

Confidential PSR Subject to Substantial Revision Professional Eyes Only Key Product Overview Subject to FRE 408 Product Overview Key Stats and Differentiator 0/0/0 § PSR brands renowned for technology, quality and ü PSR is one of only three global players and the only player able to 128/128/128 service serve all key segments ü PSR’s world class supply chain, with strategically located ® § Bakelite and Durite™ phenol formaldehyde resins critical 187/224/227 manufacturing, tech service and R&D facilities creates a competitive to a variety of automotive and industrial applications advantage and allows unrivaled service to customers – e.g., ability to offer novolac² capabilities in all regions 51/51/153 § Cellobond™ is the gold standard for fire resistant composites ü Labs equipped with end application manufacturing capabilities to serve key customers in strategic segments 255/255/255 § Resonance™ new line of polyols allow for improved flame, smoke and toxicity properties, strength and structures for construction uses 0/153/153 153/204/0 LTM 6/30/18 Financials Raw Materials Founded Volume (KT) Sales ($mm) ® 1910 198 $271mm Bakelite Durite™ 1923 30 $64mm Cellobond™ 1983 38 $58mm Redacted Redacted New polyol launch ~$34mm-$45mm Resonance™ 2018 13 potential net sales upside Source: Management estimates, EPRA (European Phenolic Resins Association) (1) Novolacs are phenol formaldehyde resins with a formaldehyde to phenol ratio of less than one 62 Confidential PSR Subject to Substantial Revision Professional Eyes Only Key Product Overview Subject to FRE 408 Product Overview Key Stats and Differentiator 0/0/0 § PSR brands renowned for technology, quality and ü PSR is one of only three global players and the only player able to 128/128/128 service serve all key segments ü PSR’s world class supply chain, with strategically located ® § Bakelite and Durite™ phenol formaldehyde resins critical 187/224/227 manufacturing, tech service and R&D facilities creates a competitive to a variety of automotive and industrial applications advantage and allows unrivaled service to customers – e.g., ability to offer novolac² capabilities in all regions 51/51/153 § Cellobond™ is the gold standard for fire resistant composites ü Labs equipped with end application manufacturing capabilities to serve key customers in strategic segments 255/255/255 § Resonance™ new line of polyols allow for improved flame, smoke and toxicity properties, strength and structures for construction uses 0/153/153 153/204/0 LTM 6/30/18 Financials Raw Materials Founded Volume (KT) Sales ($mm) ® 1910 198 $271mm Bakelite Durite™ 1923 30 $64mm Cellobond™ 1983 38 $58mm Redacted Redacted New polyol launch ~$34mm-$45mm Resonance™ 2018 13 potential net sales upside Source: Management estimates, EPRA (European Phenolic Resins Association) (1) Novolacs are phenol formaldehyde resins with a formaldehyde to phenol ratio of less than one 62

Confidential PSR Subject to Substantial Revision Professional Eyes Only Industry Landscape Subject to FRE 408 Selected Long-Term Growth Drivers End Uses 0/0/0 PSR’s products have FST retardant properties § Construction § Regulatory / Safety 128/128/128 required by enacted safety/regulatory mandates § Composites for rail/aero Mandates § Automotive 187/224/227 PSR’s products have insulation/foam characteristics §§ Construction Industry Energy Consumption that meet evolving energy consumption 51/51/153 Trends Mandates requirements 255/255/255 Emission regulations, alternative propulsion and §§ Automotive & Transportation Emissions lightweighting of vehicles propels usage of phenolic 0/153/153 Regulations engineered thermosets (ETS) 153/204/0 63 Confidential PSR Subject to Substantial Revision Professional Eyes Only Industry Landscape Subject to FRE 408 Selected Long-Term Growth Drivers End Uses 0/0/0 PSR’s products have FST retardant properties § Construction § Regulatory / Safety 128/128/128 required by enacted safety/regulatory mandates § Composites for rail/aero Mandates § Automotive 187/224/227 PSR’s products have insulation/foam characteristics §§ Construction Industry Energy Consumption that meet evolving energy consumption 51/51/153 Trends Mandates requirements 255/255/255 Emission regulations, alternative propulsion and §§ Automotive & Transportation Emissions lightweighting of vehicles propels usage of phenolic 0/153/153 Regulations engineered thermosets (ETS) 153/204/0 63

Confidential PSR Subject to Substantial Revision Professional Eyes Only Financial Performance Subject to FRE 408 Revenue 0/0/0 ($ in millions;) 128/128/128 $703 $673 $661 $644 $634 $616 $598 $580 $562 $561 $563 187/224/227 $531 $505 $464 51/51/153 255/255/255 0/153/153 2011A 2012A 2013A 2014A 2015A 2016A 2017A Q3 '18 LTM 2018E 2019E 2020E 2021E 2022E 2023E 153/204/0 Volume Growth 6.2% (5.3%) (1.2%) 15.0% (14.8%) 14.8% 3.8% 2.9% (1.5%) 4.7% 2.5% 2.5% 2.5% 2.5% Revenue Growth 23.4% (8.4%) 2.6% 1.9% (25.0%) (8.1%) 14.3% 21.1% 5.8% 0.4% 3.0% 3.0% 3.0% 3.0% Commentary § Total revenue has declined 16% since 2014 while volume is up 0.5% § Revenue declines driven primarily by: – Competitors entering market as demand for resin-coated sand for Oilfield applications has diminished – Excess industry capacity in both North America and Europe pressuring pricing Source: Company Management 64 Confidential PSR Subject to Substantial Revision Professional Eyes Only Financial Performance Subject to FRE 408 Revenue 0/0/0 ($ in millions;) 128/128/128 $703 $673 $661 $644 $634 $616 $598 $580 $562 $561 $563 187/224/227 $531 $505 $464 51/51/153 255/255/255 0/153/153 2011A 2012A 2013A 2014A 2015A 2016A 2017A Q3 '18 LTM 2018E 2019E 2020E 2021E 2022E 2023E 153/204/0 Volume Growth 6.2% (5.3%) (1.2%) 15.0% (14.8%) 14.8% 3.8% 2.9% (1.5%) 4.7% 2.5% 2.5% 2.5% 2.5% Revenue Growth 23.4% (8.4%) 2.6% 1.9% (25.0%) (8.1%) 14.3% 21.1% 5.8% 0.4% 3.0% 3.0% 3.0% 3.0% Commentary § Total revenue has declined 16% since 2014 while volume is up 0.5% § Revenue declines driven primarily by: – Competitors entering market as demand for resin-coated sand for Oilfield applications has diminished – Excess industry capacity in both North America and Europe pressuring pricing Source: Company Management 64

Confidential PSR Subject to Substantial Revision Professional Eyes Only Financial Performance Subject to FRE 408 EBITDA 0/0/0 ($ in millions;) 128/128/128 $63 $59 $60 $56 187/224/227 $55 $54 $49 $48 $44 $43 $41 51/51/153 $40 $34 $27 255/255/255 0/153/153 153/204/0 2011A 2012A 2013A 2014A 2015A 2016A 2017A Q3 '18 LTM 2018E 2019E 2020E 2021E 2022E 2023E EBITDA Y-o-Y Growth (2.5%) (25.0%) 23.2% (13.0%) (10.7%) (19.7%) (20.2%) 15.8% 52.0% 18.2% 9.9% 4.6% 5.6% 5.0% EBITDA Margin % 8.4% 6.9% 8.3% 7.1% 8.4% 7.4% 5.1% 7.0% 7.4% 8.7% 9.3% 9.4% 9.7% 9.9% Commentary § EBITDA has declined 27% since in 2013 – Margins have declined by ~130bps § Price concessions driven by excess capacity combined with rising raw material prices in 2017 caused a decline in PSR’s MOM/MT § Cost inflation in 2017 drove structural cost reductions in 2018, which are the primary driver of EBITDA improvement Source: Company Management 65 Confidential PSR Subject to Substantial Revision Professional Eyes Only Financial Performance Subject to FRE 408 EBITDA 0/0/0 ($ in millions;) 128/128/128 $63 $59 $60 $56 187/224/227 $55 $54 $49 $48 $44 $43 $41 51/51/153 $40 $34 $27 255/255/255 0/153/153 153/204/0 2011A 2012A 2013A 2014A 2015A 2016A 2017A Q3 '18 LTM 2018E 2019E 2020E 2021E 2022E 2023E EBITDA Y-o-Y Growth (2.5%) (25.0%) 23.2% (13.0%) (10.7%) (19.7%) (20.2%) 15.8% 52.0% 18.2% 9.9% 4.6% 5.6% 5.0% EBITDA Margin % 8.4% 6.9% 8.3% 7.1% 8.4% 7.4% 5.1% 7.0% 7.4% 8.7% 9.3% 9.4% 9.7% 9.9% Commentary § EBITDA has declined 27% since in 2013 – Margins have declined by ~130bps § Price concessions driven by excess capacity combined with rising raw material prices in 2017 caused a decline in PSR’s MOM/MT § Cost inflation in 2017 drove structural cost reductions in 2018, which are the primary driver of EBITDA improvement Source: Company Management 65

Confidential Subject to Substantial Revision Professional Eyes Only Subject to FRE 408 F. Oilfield Confidential Subject to Substantial Revision Professional Eyes Only Subject to FRE 408 F. Oilfield

Confidential Oilfield Subject to Substantial Revision Professional Eyes Only Business Unit Overview Subject to FRE 408 Hexion is a key innovator and leader in the oilfield services chemical market Overview Total Revenue By Geography 0/0/0 § Leading producer of phenolic resin encapsulated sand for oilfield applications 128/128/128 § Historically has been a very high growth and highly profitable segment 187/224/227 § Recent decline in global oil prices has driven E&P’s to 51/51/153 uncoated sand § Technology leadership in the space positions business for 255/255/255 outsized benefits in oil & gas industry recovery § Proven NPD pipeline supports future growth 0/153/153 Americas, 153/204/0 100% Selected Competitors Industry Snapshot Global Demand by Product 2018 - 2022 ~5% ~(3%) ~(7%) NA Sand Proppant NA RCS Proppant NA Ceramic Proppant Source: IHS 67 Confidential Oilfield Subject to Substantial Revision Professional Eyes Only Business Unit Overview Subject to FRE 408 Hexion is a key innovator and leader in the oilfield services chemical market Overview Total Revenue By Geography 0/0/0 § Leading producer of phenolic resin encapsulated sand for oilfield applications 128/128/128 § Historically has been a very high growth and highly profitable segment 187/224/227 § Recent decline in global oil prices has driven E&P’s to 51/51/153 uncoated sand § Technology leadership in the space positions business for 255/255/255 outsized benefits in oil & gas industry recovery § Proven NPD pipeline supports future growth 0/153/153 Americas, 153/204/0 100% Selected Competitors Industry Snapshot Global Demand by Product 2018 - 2022 ~5% ~(3%) ~(7%) NA Sand Proppant NA RCS Proppant NA Ceramic Proppant Source: IHS 67

Confidential Oilfield Subject to Substantial Revision Professional Eyes Only Key Product Overview Subject to FRE 408 Additives Benefits 0/0/0 ü Effective in fresh water, seawater, and contaminated systems 128/128/128 § Provider of fluid loss additive designed for high- ü Temperature stability up to 204°C (400°F) pressure, high-temperature fluid loss control ü Does not increase the rheology of the drilling fluid system 187/224/227 Drilling § Formulated for superior performance in highly Additives for ü Cost-effective in a wide range of applications contaminated mud systems at elevated temperatures Oil & Gas 51/51/153 255/255/255 § Additives to reduce foam in cement systems 0/153/153 § Product de-aerates and controls foam in cement systems, leading to more consistent and predictable Cementing slurries Additives 153/204/0 Resin-Coated Proppants Product Unique Benefit Cost-efficient Voyager delivery of RCS § Products to improve well economics from drilling through production OilPlus™ Proppants High Oil Production § Hexion first to develop and deploy mobile resin- coating technology, offering efficient in-basin Resin-coated kRT™ 100 Proppant Microfracture Stimulation proppant coating in any location proppants PropTrac™ Proppants Provides Propped Fracture Height Propshield Economical Flowback Reduction Source: Management estimates, Oilfield 68 Confidential Oilfield Subject to Substantial Revision Professional Eyes Only Key Product Overview Subject to FRE 408 Additives Benefits 0/0/0 ü Effective in fresh water, seawater, and contaminated systems 128/128/128 § Provider of fluid loss additive designed for high- ü Temperature stability up to 204°C (400°F) pressure, high-temperature fluid loss control ü Does not increase the rheology of the drilling fluid system 187/224/227 Drilling § Formulated for superior performance in highly Additives for ü Cost-effective in a wide range of applications contaminated mud systems at elevated temperatures Oil & Gas 51/51/153 255/255/255 § Additives to reduce foam in cement systems 0/153/153 § Product de-aerates and controls foam in cement systems, leading to more consistent and predictable Cementing slurries Additives 153/204/0 Resin-Coated Proppants Product Unique Benefit Cost-efficient Voyager delivery of RCS § Products to improve well economics from drilling through production OilPlus™ Proppants High Oil Production § Hexion first to develop and deploy mobile resin- coating technology, offering efficient in-basin Resin-coated kRT™ 100 Proppant Microfracture Stimulation proppant coating in any location proppants PropTrac™ Proppants Provides Propped Fracture Height Propshield Economical Flowback Reduction Source: Management estimates, Oilfield 68

Confidential Oilfield Subject to Substantial Revision Professional Eyes Only Industry Landscape Subject to FRE 408 An industry shift away from resin-coated sand provides opportunity for the new PropShield product 0/0/0 North American Proppant Market Value vs. Proppant Intensity Industry Outlook 128/128/128 RCS demand is expected to moderately decline 2.6% form 2018 § $8 12 – 2020 and remain flat over the 5-year period from 2018 – 2023, 187/224/227 which presents an opportunity for the new PropShield product $7 $6.1 $6.0 10 51/51/153 $5.7 $6 $5.1 $5.0 255/255/255 8 $4.7 $4.6 $5 $4.0 0/153/153 $3.9 $3.8 2014 Proppant Market Share 2020 Proppant Market Share $4 6 by Value by Value $3.3 153/204/0 Ceremic $3 Ceremic 3% $2.2 RCS 4 21% 11% $2 $1.4 2 $1 $0 0 RCS 20% Sand Sand 59% 86% Sand RCS Ceramic NA Avg Proppant/Well Source: IHS Markit Note: Based upon mine-gate basis prices in this report; includes Canada 69 Billions of dollars Millions of Pounds Per WellConfidential Oilfield Subject to Substantial Revision Professional Eyes Only Industry Landscape Subject to FRE 408 An industry shift away from resin-coated sand provides opportunity for the new PropShield product 0/0/0 North American Proppant Market Value vs. Proppant Intensity Industry Outlook 128/128/128 RCS demand is expected to moderately decline 2.6% form 2018 § $8 12 – 2020 and remain flat over the 5-year period from 2018 – 2023, 187/224/227 which presents an opportunity for the new PropShield product $7 $6.1 $6.0 10 51/51/153 $5.7 $6 $5.1 $5.0 255/255/255 8 $4.7 $4.6 $5 $4.0 0/153/153 $3.9 $3.8 2014 Proppant Market Share 2020 Proppant Market Share $4 6 by Value by Value $3.3 153/204/0 Ceremic $3 Ceremic 3% $2.2 RCS 4 21% 11% $2 $1.4 2 $1 $0 0 RCS 20% Sand Sand 59% 86% Sand RCS Ceramic NA Avg Proppant/Well Source: IHS Markit Note: Based upon mine-gate basis prices in this report; includes Canada 69 Billions of dollars Millions of Pounds Per Well

Confidential Oilfield Subject to Substantial Revision Professional Eyes Only Financial Performance Subject to FRE 408 Revenue 0/0/0 ($ in millions;) 128/128/128 $405 $367 $351 187/224/227 $273 51/51/153 $169 $131 $121 $111 255/255/255 $98 $92 $88 $74 $73 $60 0/153/153 2011A 2012A 2013A 2014A 2015A 2016A 2017A Q3 '18 LTM 2018E 2019E 2020E 2021E 2022E 2023E 153/204/0 Volume Growth 18.4% (24.2%) 44.7% 25.0% (37.4%) (49.0%) 37.0% (5.5%) (51.2%) (11.3%) 7.0% 12.7% 11.2% 10.1% Revenue Growth 21.7% (25.5%) 28.5% 15.5% (58.2%) (56.4%) 24.9% (0.5%) (34.6%) 45.4% 11.8% 13.3% 9.1% 8.7% Commentary § Total revenue has declined 82% since 2014 § Revenue declines driven primarily by: – Overall declines in oil prices from 2014 to 2015 – Secular shift in the industry from resin-coated sand to uncoated sand, which is less expensive Source: Company Management 70 Confidential Oilfield Subject to Substantial Revision Professional Eyes Only Financial Performance Subject to FRE 408 Revenue 0/0/0 ($ in millions;) 128/128/128 $405 $367 $351 187/224/227 $273 51/51/153 $169 $131 $121 $111 255/255/255 $98 $92 $88 $74 $73 $60 0/153/153 2011A 2012A 2013A 2014A 2015A 2016A 2017A Q3 '18 LTM 2018E 2019E 2020E 2021E 2022E 2023E 153/204/0 Volume Growth 18.4% (24.2%) 44.7% 25.0% (37.4%) (49.0%) 37.0% (5.5%) (51.2%) (11.3%) 7.0% 12.7% 11.2% 10.1% Revenue Growth 21.7% (25.5%) 28.5% 15.5% (58.2%) (56.4%) 24.9% (0.5%) (34.6%) 45.4% 11.8% 13.3% 9.1% 8.7% Commentary § Total revenue has declined 82% since 2014 § Revenue declines driven primarily by: – Overall declines in oil prices from 2014 to 2015 – Secular shift in the industry from resin-coated sand to uncoated sand, which is less expensive Source: Company Management 70

Confidential Oilfield Subject to Substantial Revision Professional Eyes Only Financial Performance Subject to FRE 408 EBITDA 0/0/0 ($ in millions;) 128/128/128 $185 187/224/227 $126 $113 $111 51/51/153 255/255/255 $19 $12 $8 $4 $2 0/153/153 ($6) ($15) ($16) ($16) ($26) 153/204/0 2011A 2012A 2013A 2014A 2015A 2016A 2017A Q3 '18 LTM 2018E 2019E 2020E 2021E 2022E 2023E EBITDA Y-o-Y Growth 29.2% (40.0%) 1.8% 11.3% (96.8%) (741.6%) (39.7%) (39.9%) (5.2%) (62.5%) (129.1%) 400.4% 49.5% 56.9% EBITDA Margin % 50.4% 40.6% 32.2% 31.0% 2.4% (35.4%) (17.1%) (21.4%) (24.8%) (6.4%) 1.7% 7.3% 10.1% 14.5% Commentary § Expansion of fracking technology drove step change in 2010-2011 § Several new competitors entered the RCS market in 2012-2014, which pressured margins § EBITDA has declined 112% since in 2014 § EBITDA margin declines driven by secular shift to uncoated sand § Penetration of PropShield and higher utilization of the Voyager mobile proppant coater are the key drivers of improved profitability forecasted in 2019 Source: Company Management 71 Confidential Oilfield Subject to Substantial Revision Professional Eyes Only Financial Performance Subject to FRE 408 EBITDA 0/0/0 ($ in millions;) 128/128/128 $185 187/224/227 $126 $113 $111 51/51/153 255/255/255 $19 $12 $8 $4 $2 0/153/153 ($6) ($15) ($16) ($16) ($26) 153/204/0 2011A 2012A 2013A 2014A 2015A 2016A 2017A Q3 '18 LTM 2018E 2019E 2020E 2021E 2022E 2023E EBITDA Y-o-Y Growth 29.2% (40.0%) 1.8% 11.3% (96.8%) (741.6%) (39.7%) (39.9%) (5.2%) (62.5%) (129.1%) 400.4% 49.5% 56.9% EBITDA Margin % 50.4% 40.6% 32.2% 31.0% 2.4% (35.4%) (17.1%) (21.4%) (24.8%) (6.4%) 1.7% 7.3% 10.1% 14.5% Commentary § Expansion of fracking technology drove step change in 2010-2011 § Several new competitors entered the RCS market in 2012-2014, which pressured margins § EBITDA has declined 112% since in 2014 § EBITDA margin declines driven by secular shift to uncoated sand § Penetration of PropShield and higher utilization of the Voyager mobile proppant coater are the key drivers of improved profitability forecasted in 2019 Source: Company Management 71

Confidential Subject to Substantial Revision Professional Eyes Only Subject to FRE 408 III. Historical & Projected Financial Summary Confidential Subject to Substantial Revision Professional Eyes Only Subject to FRE 408 III. Historical & Projected Financial Summary

Confidential Subject to Substantial Revision Professional Eyes Only LTM 9/30/2018 Summary Financial Overview Subject to FRE 408 Q3 2018 LTM 0/0/0 ($ in millions) Revenue EBITDA 1 2 Segment Business Unit $ % of Total $ % Margin % of Total 128/128/128 FPD $1,644 43.4% $280 17.8% 54.2% 187/224/227 51/51/153 BERI 552 14.7% 110 19.9% 20.3% 255/255/255 EPS 702 18.7% 64 9.1% 11.9% 0/153/153 Versatics 218 5.8% 49 22.7% 9.2% 153/204/0 EPCD PSR 562 15.0% 40 7.0% 7.3% Oilfield 73 2.0% (16) (21.4%) (2.9%) EPCD Admin 34 n/m (8) n/m n/m Corporate & Adjustments — n/m (73) n/m n/m Company Total $3,784 n/m $446 11.8% n/m Source: Company Financials Note: Segment EBITDA shown pro forma for divested business units (1) Percentages shown exclude corporate overhead and EPCD administrative revenue 73 (2) Percentages shown exclude excludes corporate overhead expenses, as well as FPD and EPCD administrative expenses Confidential Subject to Substantial Revision Professional Eyes Only LTM 9/30/2018 Summary Financial Overview Subject to FRE 408 Q3 2018 LTM 0/0/0 ($ in millions) Revenue EBITDA 1 2 Segment Business Unit $ % of Total $ % Margin % of Total 128/128/128 FPD $1,644 43.4% $280 17.8% 54.2% 187/224/227 51/51/153 BERI 552 14.7% 110 19.9% 20.3% 255/255/255 EPS 702 18.7% 64 9.1% 11.9% 0/153/153 Versatics 218 5.8% 49 22.7% 9.2% 153/204/0 EPCD PSR 562 15.0% 40 7.0% 7.3% Oilfield 73 2.0% (16) (21.4%) (2.9%) EPCD Admin 34 n/m (8) n/m n/m Corporate & Adjustments — n/m (73) n/m n/m Company Total $3,784 n/m $446 11.8% n/m Source: Company Financials Note: Segment EBITDA shown pro forma for divested business units (1) Percentages shown exclude corporate overhead and EPCD administrative revenue 73 (2) Percentages shown exclude excludes corporate overhead expenses, as well as FPD and EPCD administrative expenses

Confidential Subject to Substantial Revision Professional Eyes Only Key Consolidated Forecast Assumptions Subject to FRE 408 Preliminary financials prepared in September / October; reforecast prepared in January 2019 § Long-term volume growth assumptions by business unit 0/0/0 – Third-party research reports on end markets – Driven by Management’s assessment of end market demand and competitive dynamics 128/128/128 Growth § Raw materials prices, increased at 1% per annum – Inflation in raw material prices not projected to impact margins 187/224/227 § Foreign exchange assumed to be flat beyond 2019E 51/51/153 § Margin over Material (MOM) per ton for most business lines is assumed to be flat § Fixed manufacturing overhead assumed to increase annually between 1% - 2% after productivity gains, 255/255/255 consistent with historical productivity gains and the result of growth and productivity investments EBITDA § SG&A costs assumed to increase at 1% - 2% annually 0/153/153 § 7.7% EBITDA CAGR for EPCD and 4.0% EBITDA CAGR for FPD from FY2018E – FY2023E 153/204/0 § Net Trading Capital projected based on historical days sales outstanding (DSO), days inventory outstanding (DIO) and days payable outstanding (DPO), adjusting for increases in volume growth Net Trading Capital – DSO and DPO projection held flat across quarters throughout projection period; assumes seasonality consistent with historic trends – DIO projection assumes seasonality consistent with historical trends § For FY2019E – FY2023E, capital expenditures projected to remain at levels consistent with historical normalized Capital levels with relatively low spend attributed to growth projects vs. maintenance and environmental, health and Expenditures safety Note: 2019E reflects Company budget 74 Confidential Subject to Substantial Revision Professional Eyes Only Key Consolidated Forecast Assumptions Subject to FRE 408 Preliminary financials prepared in September / October; reforecast prepared in January 2019 § Long-term volume growth assumptions by business unit 0/0/0 – Third-party research reports on end markets – Driven by Management’s assessment of end market demand and competitive dynamics 128/128/128 Growth § Raw materials prices, increased at 1% per annum – Inflation in raw material prices not projected to impact margins 187/224/227 § Foreign exchange assumed to be flat beyond 2019E 51/51/153 § Margin over Material (MOM) per ton for most business lines is assumed to be flat § Fixed manufacturing overhead assumed to increase annually between 1% - 2% after productivity gains, 255/255/255 consistent with historical productivity gains and the result of growth and productivity investments EBITDA § SG&A costs assumed to increase at 1% - 2% annually 0/153/153 § 7.7% EBITDA CAGR for EPCD and 4.0% EBITDA CAGR for FPD from FY2018E – FY2023E 153/204/0 § Net Trading Capital projected based on historical days sales outstanding (DSO), days inventory outstanding (DIO) and days payable outstanding (DPO), adjusting for increases in volume growth Net Trading Capital – DSO and DPO projection held flat across quarters throughout projection period; assumes seasonality consistent with historic trends – DIO projection assumes seasonality consistent with historical trends § For FY2019E – FY2023E, capital expenditures projected to remain at levels consistent with historical normalized Capital levels with relatively low spend attributed to growth projects vs. maintenance and environmental, health and Expenditures safety Note: 2019E reflects Company budget 74

Confidential Subject to Substantial Revision Professional Eyes Only Consolidated Revenue Subject to FRE 408 1 Revenue by Segment 0/0/0 FPD EPCD ($ in millions) 128/128/128 $4,698 $4,671 $4,637 $4,531 $4,416 $4,395 $4,388 $4,286 $4,263 $4,122 $4,130 $4,004 187/224/227 $3,786 $3,784 $3,797 $3,753 $3,574 $3,236 $2,662 $3,047 $2,796 $2,904 $2,682 $2,592 51/51/153 $2,640 $2,640 $2,567 $2,505 $2,417 $2,530 $2,334 $2,141 $2,115 $2,289 $2,220 $2,052 $1,908 255/255/255 $1,860 0/153/153 $2,036 $1,842 $1,803 $1,849 $1,776 $1,766 $1,748 $1,758 $1,718 $1,682 $1,671 $1,714 $1,644 $1,593 $1,497 $1,533 $1,522 $1,328 $1,187 153/204/0 2006A 2007A 2008A 2009A 2010A 2011A 2012A 2013A 2014A 2015A 2016A 2017A LTM 2018E 2019E 2020E 2021E 2022E 2023E Y-o-Y Growth % FPD 7.0% 18.6% 14.6% (41.7%) 34.2% 10.9% (2.7%) 1.8% 5.3% (16.8%) (13.4%) 14.7% 11.8% 10.5% (0.7%) 2.6% 2.6% 2.6% 2.6% EPCD 0.5% 15.3% 0.9% (30.1%) 36.0% 14.8% (11.6%) 2.8% 5.9% (20.6%) (14.0%) 7.5% 8.8% 3.1% 10.4% 3.6% 3.7% 3.5% 3.5% Revenue 3.0% 16.6% 6.4% (35.1%) 35.3% 13.3% (8.2%) 2.4% 5.7% (19.1%) (13.8%) 10.5% 10.1% 6.2% 5.5% 3.1% 3.2% 3.1% 3.1% Historicals Projections § Rebound post-2009 recession in both FPD and EPCD segments § Modest revenue growth in projection period driven by volume growth from the continued recovery in housing starts as well as improving general construction and wind energy demand § New products in FPD, EPS, PSR and Oilfield will also drive growth throughout the projection period Source: Company Management (1) Divestitures excluded from total 75 Confidential Subject to Substantial Revision Professional Eyes Only Consolidated Revenue Subject to FRE 408 1 Revenue by Segment 0/0/0 FPD EPCD ($ in millions) 128/128/128 $4,698 $4,671 $4,637 $4,531 $4,416 $4,395 $4,388 $4,286 $4,263 $4,122 $4,130 $4,004 187/224/227 $3,786 $3,784 $3,797 $3,753 $3,574 $3,236 $2,662 $3,047 $2,796 $2,904 $2,682 $2,592 51/51/153 $2,640 $2,640 $2,567 $2,505 $2,417 $2,530 $2,334 $2,141 $2,115 $2,289 $2,220 $2,052 $1,908 255/255/255 $1,860 0/153/153 $2,036 $1,842 $1,803 $1,849 $1,776 $1,766 $1,748 $1,758 $1,718 $1,682 $1,671 $1,714 $1,644 $1,593 $1,497 $1,533 $1,522 $1,328 $1,187 153/204/0 2006A 2007A 2008A 2009A 2010A 2011A 2012A 2013A 2014A 2015A 2016A 2017A LTM 2018E 2019E 2020E 2021E 2022E 2023E Y-o-Y Growth % FPD 7.0% 18.6% 14.6% (41.7%) 34.2% 10.9% (2.7%) 1.8% 5.3% (16.8%) (13.4%) 14.7% 11.8% 10.5% (0.7%) 2.6% 2.6% 2.6% 2.6% EPCD 0.5% 15.3% 0.9% (30.1%) 36.0% 14.8% (11.6%) 2.8% 5.9% (20.6%) (14.0%) 7.5% 8.8% 3.1% 10.4% 3.6% 3.7% 3.5% 3.5% Revenue 3.0% 16.6% 6.4% (35.1%) 35.3% 13.3% (8.2%) 2.4% 5.7% (19.1%) (13.8%) 10.5% 10.1% 6.2% 5.5% 3.1% 3.2% 3.1% 3.1% Historicals Projections § Rebound post-2009 recession in both FPD and EPCD segments § Modest revenue growth in projection period driven by volume growth from the continued recovery in housing starts as well as improving general construction and wind energy demand § New products in FPD, EPS, PSR and Oilfield will also drive growth throughout the projection period Source: Company Management (1) Divestitures excluded from total 75

Confidential Subject to Substantial Revision Professional Eyes Only Consolidated Segment EBITDA Subject to FRE 408 1 EBITDA by Segment 0/0/0 FPD EPCD Corporate & Other ($ in millions) 128/128/128 $593 $559 $561 $539 $528 $500 $514 187/224/227 $470 $446 $445 $441 $414 $414 $409 $431 $331 $398 $383 $307 $361 $287 $266 $321 $245 51/51/153 $434 $441 $239 $228 $388 $244 $257 $295 $228 $280 $221 $175 $325 $270 255/255/255 $346 $334 $321 $312 $300 $280 $285 $252 $253 $232 $230 $236 $202 $203 $180 $181 $182 $152 $114 0/153/153 (45) (54) (57) (63) (63) (65) (67) (73) (70) (74) (73) (69) (76) (76) (78) (80) (83) (81) (83) 153/204/0 2006A 2007A 2008A 2009A 2010A 2011A 2012A 2013A 2014A 2015A 2016A 2017A LTM 2018E 2019E 2020E 2021E 2022E 2023E Y-o-Y Growth % FPD (6.1%) 18.9% 12.3% (43.7%) 59.0% 0.3% 11.5% 14.4% 8.6% (8.8%) 2.7% 7.1% 13.4% 13.0% 5.2% 4.0% 2.8% 4.0% 3.5% EPCD 7.9% 19.4% (27.7%) (3.8%) 61.0% 1.7% (33.3%) (25.0%) 10.5% 5.4% (11.4%) (23.4%) 39.1% 30.7% 7.5% 8.3% 7.8% 7.0% 7.9% Corporate & Other 2.6% 20.1% 36.0% (14.1%) 21.1% (18.0%) (9.7%) 23.9% 18.0% (11.0%) (10.9%) 1.8% 2.1% 3.5% 10.3% 2.2% 2.3% 2.3% 2.3% EBITDA 4.3% 19.2% (20.4%) (21.7%) 68.2% 4.0% (21.4%) (13.1%) 8.0% (0.0%) (3.7%) (9.5%) 25.3% 23.3% 5.6% 6.6% 5.5% 5.9% 6.1% FPD 10.1% 10.1% 9.9% 9.6% 11.4% 10.3% 11.8% 13.3% 13.7% 15.0% 17.8% 16.6% 17.0% 17.0% 18.0% 18.2% 18.3% 18.5% 18.7% EPCD 14.2% 14.7% 10.5% 14.5% 17.2% 15.2% 11.5% 8.4% 8.7% 11.6% 11.9% 8.5% 11.2% 10.8% 10.5% 11.0% 11.4% 11.8% 12.3% EBITDA 11.4% 11.6% 8.7% 10.5% 13.1% 12.0% 10.3% 8.7% 8.9% 11.0% 12.3% 10.1% 11.8% 11.7% 11.7% 12.1% 12.4% 12.7% 13.1% Historicals Projections § EBITDA rebounded strong post-recession from U.S housing starts § Productivity savings, along with continued margin growth across and industrial demand for epoxy products most product lines, drove significant improvement in 2018 § 2017 EBITDA decreased 9% YoY, reflecting softer specialty epoxy § Operating leverage from organic growth, new products and epoxy resins results driven by a dip in China wind energy market, share recovery will drive a 5.6% EBITDA improvement from 2018 partially offset by growth in Global Forest Products resins and formaldehyde and base epoxy resins Source: Company Management (1) Segment EBITDA shown pro forma for divested business units 76 Confidential Subject to Substantial Revision Professional Eyes Only Consolidated Segment EBITDA Subject to FRE 408 1 EBITDA by Segment 0/0/0 FPD EPCD Corporate & Other ($ in millions) 128/128/128 $593 $559 $561 $539 $528 $500 $514 187/224/227 $470 $446 $445 $441 $414 $414 $409 $431 $331 $398 $383 $307 $361 $287 $266 $321 $245 51/51/153 $434 $441 $239 $228 $388 $244 $257 $295 $228 $280 $221 $175 $325 $270 255/255/255 $346 $334 $321 $312 $300 $280 $285 $252 $253 $232 $230 $236 $202 $203 $180 $181 $182 $152 $114 0/153/153 (45) (54) (57) (63) (63) (65) (67) (73) (70) (74) (73) (69) (76) (76) (78) (80) (83) (81) (83) 153/204/0 2006A 2007A 2008A 2009A 2010A 2011A 2012A 2013A 2014A 2015A 2016A 2017A LTM 2018E 2019E 2020E 2021E 2022E 2023E Y-o-Y Growth % FPD (6.1%) 18.9% 12.3% (43.7%) 59.0% 0.3% 11.5% 14.4% 8.6% (8.8%) 2.7% 7.1% 13.4% 13.0% 5.2% 4.0% 2.8% 4.0% 3.5% EPCD 7.9% 19.4% (27.7%) (3.8%) 61.0% 1.7% (33.3%) (25.0%) 10.5% 5.4% (11.4%) (23.4%) 39.1% 30.7% 7.5% 8.3% 7.8% 7.0% 7.9% Corporate & Other 2.6% 20.1% 36.0% (14.1%) 21.1% (18.0%) (9.7%) 23.9% 18.0% (11.0%) (10.9%) 1.8% 2.1% 3.5% 10.3% 2.2% 2.3% 2.3% 2.3% EBITDA 4.3% 19.2% (20.4%) (21.7%) 68.2% 4.0% (21.4%) (13.1%) 8.0% (0.0%) (3.7%) (9.5%) 25.3% 23.3% 5.6% 6.6% 5.5% 5.9% 6.1% FPD 10.1% 10.1% 9.9% 9.6% 11.4% 10.3% 11.8% 13.3% 13.7% 15.0% 17.8% 16.6% 17.0% 17.0% 18.0% 18.2% 18.3% 18.5% 18.7% EPCD 14.2% 14.7% 10.5% 14.5% 17.2% 15.2% 11.5% 8.4% 8.7% 11.6% 11.9% 8.5% 11.2% 10.8% 10.5% 11.0% 11.4% 11.8% 12.3% EBITDA 11.4% 11.6% 8.7% 10.5% 13.1% 12.0% 10.3% 8.7% 8.9% 11.0% 12.3% 10.1% 11.8% 11.7% 11.7% 12.1% 12.4% 12.7% 13.1% Historicals Projections § EBITDA rebounded strong post-recession from U.S housing starts § Productivity savings, along with continued margin growth across and industrial demand for epoxy products most product lines, drove significant improvement in 2018 § 2017 EBITDA decreased 9% YoY, reflecting softer specialty epoxy § Operating leverage from organic growth, new products and epoxy resins results driven by a dip in China wind energy market, share recovery will drive a 5.6% EBITDA improvement from 2018 partially offset by growth in Global Forest Products resins and formaldehyde and base epoxy resins Source: Company Management (1) Segment EBITDA shown pro forma for divested business units 76

Confidential Subject to Substantial Revision Professional Eyes Only Segment EBITDA Subject to FRE 408 Attractive financial performance and positioned for growth that would benefit from enhanced financial flexibility 0/0/0 1 Volatility in Certain Businesses has Offset Strong Stable Earnings in FPD Business 128/128/128 FPD BERI EPS Versatics PSR Oilfield Segment EBITDA $850 187/224/227 $750 $561 51/51/153 $650 $470 $446 $445 $441 $414 255/255/255 $414 $550 $398 $383 $361 0/153/153 $450 $350 153/204/0 $250 $150 $50 ($50) ($150) 2011A 2012A 2013A 2014A 2015A 2016A 2017A LTM 2018E 2019E Debt / Segment 6.3x 8.5x 9.8x 9.3x 9.2x 8.9x 10.4x 8.5x 8.6x 8.1x EBITDA 2 LTM Net Debt / Adj. EBITDA of 7.9x, as of 9/30/2018 LTM Source: Company Management Note: Projections are illustrative (1) Financials pro forma for divested business units; LTM as of September 30, 2018 77 (2) Based on Adjusted EBITDA of $469 Confidential Subject to Substantial Revision Professional Eyes Only Segment EBITDA Subject to FRE 408 Attractive financial performance and positioned for growth that would benefit from enhanced financial flexibility 0/0/0 1 Volatility in Certain Businesses has Offset Strong Stable Earnings in FPD Business 128/128/128 FPD BERI EPS Versatics PSR Oilfield Segment EBITDA $850 187/224/227 $750 $561 51/51/153 $650 $470 $446 $445 $441 $414 255/255/255 $414 $550 $398 $383 $361 0/153/153 $450 $350 153/204/0 $250 $150 $50 ($50) ($150) 2011A 2012A 2013A 2014A 2015A 2016A 2017A LTM 2018E 2019E Debt / Segment 6.3x 8.5x 9.8x 9.3x 9.2x 8.9x 10.4x 8.5x 8.6x 8.1x EBITDA 2 LTM Net Debt / Adj. EBITDA of 7.9x, as of 9/30/2018 LTM Source: Company Management Note: Projections are illustrative (1) Financials pro forma for divested business units; LTM as of September 30, 2018 77 (2) Based on Adjusted EBITDA of $469

Confidential Subject to Substantial Revision Professional Eyes Only 2017A – 2019E EBITDA Bridge Subject to FRE 408 Recent improvements in most key businesses have led to a ~23% increase in EBITDA from 2017-2018 2017A – 2019E EBITDA Bridge 0/0/0 ($ in millions) 128/128/128 $9 ($24) $15 187/224/227 $16 ($7) $50 ($17) $470 $17 ($28) $27 ($13) 51/51/153 $445 $71 255/255/255 0/153/153 $17 ($24) $361 153/204/0 2017A Organic EPS BERI Structural Cost Epoxy 2018E Organic BERI End EPS EPS Other Structural Cost FX 2019E PF Growth Wind / Margin Cost Inflation Turnaround PF Growth Market Wind / New New Cost Inflation Segment Segment Versatics Expansion Reductions Segment Softness Versatics Products Products Reductions EBITDA EBITDA Share EBITDA Share Erosion Recovery Source: Company Management Notes: Segment EBITDA shown pro forma for divested business units 78 Confidential Subject to Substantial Revision Professional Eyes Only 2017A – 2019E EBITDA Bridge Subject to FRE 408 Recent improvements in most key businesses have led to a ~23% increase in EBITDA from 2017-2018 2017A – 2019E EBITDA Bridge 0/0/0 ($ in millions) 128/128/128 $9 ($24) $15 187/224/227 $16 ($7) $50 ($17) $470 $17 ($28) $27 ($13) 51/51/153 $445 $71 255/255/255 0/153/153 $17 ($24) $361 153/204/0 2017A Organic EPS BERI Structural Cost Epoxy 2018E Organic BERI End EPS EPS Other Structural Cost FX 2019E PF Growth Wind / Margin Cost Inflation Turnaround PF Growth Market Wind / New New Cost Inflation Segment Segment Versatics Expansion Reductions Segment Softness Versatics Products Products Reductions EBITDA EBITDA Share EBITDA Share Erosion Recovery Source: Company Management Notes: Segment EBITDA shown pro forma for divested business units 78

Confidential Subject to Substantial Revision Professional Eyes Only Consolidated Capex Subject to FRE 408 Capital Expenditures 0/0/0 Admin FPD EPCD ($ in millions) 128/128/128 $178 $170 187/224/227 $134 $130 $130 62 83 51/51/153 $121 $120 $120 $115 $115 $115 $110 $110 $108 $105 $101 $100 47 66 71 84 $83 $80 255/255/255 64 72 72 71 71 67 67 73 68 64 62 106 52 50 91 0/153/153 70 36 52 62 46 44 44 41 39 39 39 32 34 31 34 14 27 28 5 3 7 4 2 2 4 3 5 4 4 4 4 4 4 5 3 2 153/204/0 2006A 2007A 2008A 2009A 2010A 2011A 2012A 2013A 2014A 2015A 2016A 2017A LTM 2018E 2019E 2020E 2021E 2022E 2023E % of Revenue FPD 2.2% 2.1% 2.6% 3.4% 2.9% 2.3% 2.3% 3.0% 5.2% 5.8% 4.1% 3.0% 1.7% 1.7% 2.0% 2.2% 2.2% 2.4% 2.3% EPCD 5.2% 4.3% 3.6% 2.3% 5.7% 5.2% 4.0% 4.2% 4.8% 3.3% 4.3% 5.4% 3.2% 3.1% 3.7% 3.8% 3.7% 3.9% 3.8% Admin 0.3% 0.3% 0.3% 0.2% 0.3% 0.9% 0.2% 0.4% 0.2% 0.1% 0.1% 0.3% 0.2% 0.1% 0.3% 0.2% 0.2% 0.2% 0.2% Total PF Capex 7.7% 6.7% 6.5% 5.9% 8.9% 8.4% 6.5% 7.6% 10.2% 9.2% 8.5% 8.6% 5.0% 4.9% 5.9% 6.3% 6.1% 6.4% 6.3% Historicals Projections § Increase in 2014 and 2015 primarily driven by investment in three § Current capital structure limits ability to invest in growth projects, greenfield formaldehyde plants but Company will be able to ramp up capital expenditures by $20 million in 2019E from 2018E § Maintenance and EHS requirements account for a significant portion of capex spend § Projections include modest growth capex for new products and incremental capacity investments in differentiated product segments Source: Company Management 79 Confidential Subject to Substantial Revision Professional Eyes Only Consolidated Capex Subject to FRE 408 Capital Expenditures 0/0/0 Admin FPD EPCD ($ in millions) 128/128/128 $178 $170 187/224/227 $134 $130 $130 62 83 51/51/153 $121 $120 $120 $115 $115 $115 $110 $110 $108 $105 $101 $100 47 66 71 84 $83 $80 255/255/255 64 72 72 71 71 67 67 73 68 64 62 106 52 50 91 0/153/153 70 36 52 62 46 44 44 41 39 39 39 32 34 31 34 14 27 28 5 3 7 4 2 2 4 3 5 4 4 4 4 4 4 5 3 2 153/204/0 2006A 2007A 2008A 2009A 2010A 2011A 2012A 2013A 2014A 2015A 2016A 2017A LTM 2018E 2019E 2020E 2021E 2022E 2023E % of Revenue FPD 2.2% 2.1% 2.6% 3.4% 2.9% 2.3% 2.3% 3.0% 5.2% 5.8% 4.1% 3.0% 1.7% 1.7% 2.0% 2.2% 2.2% 2.4% 2.3% EPCD 5.2% 4.3% 3.6% 2.3% 5.7% 5.2% 4.0% 4.2% 4.8% 3.3% 4.3% 5.4% 3.2% 3.1% 3.7% 3.8% 3.7% 3.9% 3.8% Admin 0.3% 0.3% 0.3% 0.2% 0.3% 0.9% 0.2% 0.4% 0.2% 0.1% 0.1% 0.3% 0.2% 0.1% 0.3% 0.2% 0.2% 0.2% 0.2% Total PF Capex 7.7% 6.7% 6.5% 5.9% 8.9% 8.4% 6.5% 7.6% 10.2% 9.2% 8.5% 8.6% 5.0% 4.9% 5.9% 6.3% 6.1% 6.4% 6.3% Historicals Projections § Increase in 2014 and 2015 primarily driven by investment in three § Current capital structure limits ability to invest in growth projects, greenfield formaldehyde plants but Company will be able to ramp up capital expenditures by $20 million in 2019E from 2018E § Maintenance and EHS requirements account for a significant portion of capex spend § Projections include modest growth capex for new products and incremental capacity investments in differentiated product segments Source: Company Management 79

Confidential Structural Cost Savings Support Subject to Substantial Revision Professional Eyes Only Subject to FRE 408 Long Term Earnings Growth Structural Cost Savings Program 0/0/0 § In 2018, the Company achieved $47 million of cost savings, In-Process Cost Savings by Business Unit 128/128/128 including reductions in selling, general and administrative expenses and targeted site rationalizations ($ in millions) Oilfield 187/224/227 $1 § As of 12/31/18, $9 million of structural cost savings remain 51/51/153 Corporate $1 § Restructuring actions support Hexion’s overall Segment EBITDA 255/255/255 margin gains – Q3’18 Segment EBITDA margin improved 160bps versus 0/153/153 Epoxy 2017 $5 153/204/0 FPD $2 80 Confidential Structural Cost Savings Support Subject to Substantial Revision Professional Eyes Only Subject to FRE 408 Long Term Earnings Growth Structural Cost Savings Program 0/0/0 § In 2018, the Company achieved $47 million of cost savings, In-Process Cost Savings by Business Unit 128/128/128 including reductions in selling, general and administrative expenses and targeted site rationalizations ($ in millions) Oilfield 187/224/227 $1 § As of 12/31/18, $9 million of structural cost savings remain 51/51/153 Corporate $1 § Restructuring actions support Hexion’s overall Segment EBITDA 255/255/255 margin gains – Q3’18 Segment EBITDA margin improved 160bps versus 0/153/153 Epoxy 2017 $5 153/204/0 FPD $2 80

Confidential Subject to Substantial Revision Professional Eyes Only Subject to FRE 408 IV. Organizational Structure Confidential Subject to Substantial Revision Professional Eyes Only Subject to FRE 408 IV. Organizational Structure

Confidential Subject to Substantial Revision Professional Eyes Only Hexion Simplified Organizational Structure Subject to FRE 408 Management Apollo Other Investors 0/0/0 $350mm ABL 128/128/128 Hexion Holdings 6.625% $1,550mm First Lien Notes due 2020 10% $315mm First Lien Notes due 2020 LLC 10.375% $560mm First Lien Notes due 2022 13.75% $225mm 1.5 Lien Notes due 2022 187/224/227 9% $574mm Second Lien Notes due 2020 Issuer / Borrower Hexion LLC 51/51/153 7.875% $189mm Senior Unsecured Debentures due 20212 255/255/255 9.2% $74mm Senior Unsecured Debentures due 2023 Hexion Inc. 0/153/153 153/204/0 Domestic Foreign NL Coop Holdings LLC (DE) 35% Subsidiaries Subsidiaries 65% Certain domestic subs guarantee the ABL facility, the new 10.375% first lien notes, 10.000% first lien notes, 6.625% first lien notes, Hexion International 13.75% 1.5 lien notes, and 9.0% second lien notes Holdings Coöperatief U.A. (“CO-OP”) Foreign Hexion Canada Inc. Subsidiaries Foreign Subsidiaries Source: Company Management 82 Confidential Subject to Substantial Revision Professional Eyes Only Hexion Simplified Organizational Structure Subject to FRE 408 Management Apollo Other Investors 0/0/0 $350mm ABL 128/128/128 Hexion Holdings 6.625% $1,550mm First Lien Notes due 2020 10% $315mm First Lien Notes due 2020 LLC 10.375% $560mm First Lien Notes due 2022 13.75% $225mm 1.5 Lien Notes due 2022 187/224/227 9% $574mm Second Lien Notes due 2020 Issuer / Borrower Hexion LLC 51/51/153 7.875% $189mm Senior Unsecured Debentures due 20212 255/255/255 9.2% $74mm Senior Unsecured Debentures due 2023 Hexion Inc. 0/153/153 153/204/0 Domestic Foreign NL Coop Holdings LLC (DE) 35% Subsidiaries Subsidiaries 65% Certain domestic subs guarantee the ABL facility, the new 10.375% first lien notes, 10.000% first lien notes, 6.625% first lien notes, Hexion International 13.75% 1.5 lien notes, and 9.0% second lien notes Holdings Coöperatief U.A. (“CO-OP”) Foreign Hexion Canada Inc. Subsidiaries Foreign Subsidiaries Source: Company Management 82

Confidential Subject to Substantial Revision Professional Eyes Only Subject to FRE 408 Appendix Confidential Subject to Substantial Revision Professional Eyes Only Subject to FRE 408 Appendix

Confidential Subject to Substantial Revision Professional Eyes Only Q3 2018 LTM Segment to Adjusted EBITDA Bridge Subject to FRE 408 EBITDA Bridge 0/0/0 ($ in millions) 128/128/128 187/224/227 $17 $469 51/51/153 255/255/255 0/153/153 $6 153/204/0 $448 ($1) $446 LTM Segment EBITDA ATG Divestiture LTM PF Segment Business Optimization In-Process Synergies LTM PF Adj. EBITDA EBITDA Initiatives Source: Company Management 84 Confidential Subject to Substantial Revision Professional Eyes Only Q3 2018 LTM Segment to Adjusted EBITDA Bridge Subject to FRE 408 EBITDA Bridge 0/0/0 ($ in millions) 128/128/128 187/224/227 $17 $469 51/51/153 255/255/255 0/153/153 $6 153/204/0 $448 ($1) $446 LTM Segment EBITDA ATG Divestiture LTM PF Segment Business Optimization In-Process Synergies LTM PF Adj. EBITDA EBITDA Initiatives Source: Company Management 84

HEXION

Confidential
Subject to Substantial Revision
Professional Eyes Only
Subject to FRE 408

Segment EBITDA

Attractive financial performance and positioned for growth that would benefit from enhanced financial flexibility

Volatility in Certain Businesses has Offset Strong Stable Earnings in FPD Business[1]

Segment	Business Unit	2011A	2012A	2013A	2014A	2015A	2016A	2017A	LTM	2018E	2019E	2020E	2021E	2022E	2023E
FPD		$182	$203	$232	$252	$230	$236	$253	$280	$285	$300	$312	$321	$334	$346
EPCD[2]	BERI	107	47	(14)	(27)	9	9	40	110	101	73	73	74	76	78
	EPS	59	51	43	76	143	142	65	64	59	80	85	92	100	108
	Versatics	33	43	18	22	39	61	55	49	44	53	56	59	63	66
	PSR	59	44	55	48	43	34	27	40	41	49	54	56	60	63
	Oilfield	185	111	113	126	4	(26)	(16)	(16)	(15)	(6)	2	8	12	19
Corporate & Adjustments		(63)	(57)	(70)	(83)	(75)	(72)	(65)	(73)	(71)	3(79)	(81)	(82)	(85)	(87)
Total Segment EBITDA		**$561**	**$441**	**$383**	**$414**	**$414**	**$398**	**$361**	**$446**	**$445**	**$470**	**$500**	**$528**	**$559**	**$593**
Total Debt / Segment EBITDA		**6.3x**	**8.5x**	**9.8x**	**9.3x**	**9.2x**	**8.9x**	**10.4x**	**8.5x**	**8.6x**	**8.1x**	**7.5x**	**7.0x**	**6.4x**	**5.7x**

LTM Net Debt / Adj. EBITDA[3] of 7.9x, as of 9/30/2018 LTM

Preliminary

Source: Company Management
(1) Financials pro forma for divested business units; LTM as of September 30, 2018
(2) Excluded EPCD corporate and administrative expenses
(3) Based on Adjusted EBITDA of $469mm

85

EBITDA Reconciliation
LTM September 30, 2018
(amounts in millions)

	Hexion Inc.	Combined Subsidiary Guarantors	Combined Non-Guarantor Subsidiaries	Eliminations	Consolidated
Net (Loss) Income Attributable to Hexion Inc.	(141)	3	(2)	(1)	(141)
Net Income Attributable to Non-Controlling Interest	-	-	1	-	1
Net (Loss) Income	(141)	3	(1)	(1)	(140)
Income Tax (Benefit) Expense	(12)	-	31	-	19
Interest Expense, Net	318	-	14	-	332
Depreciation & Amortization	63	-	52	-	115
Accelerated Depreciation	-	-	2	-	2
EBITDA	228	3	98	(1)	328
Items Not Included in Segment EBITDA		-			
Remove Equity Accounting Adjustments	(9)	(3)	11	1	-
Intercompany Activity	(96)	-	96	-	-
Asset Impairments & Write Downs	28	-	4	-	32
Business Realignment Costs	20	-	24	-	44
Gain on Disposition	(24)	-	(20)	-	(44)
Unrealized (Gains) Losses on Pension and OPEB Plan Liabilities	(6)	-	2	-	(4)
Foreign Currency Losses	21		15		36
All Other Items	36	-	20	-	56
Segment EBITDA	198	-	250	-	448

Hexion Inc. 2018 Revenue by Geography PSR OILFIELD BERI EPS Versatics EPCD Admin EPCD FPD ADMIN HEXION Asia Pacific 36 0 2 228 24 0 290 135 0 425 Europe 279 0 245 252 141 2 920 204 (0) 1,124 Latin America 1 0 0 2 0 0 3 219 0 221 North America 246 60 307 214 42 32 902 1,125 0 2,027 All 561 60 555 697 208 34 2,115 1,682 0 3,797 North America Detail PSR OILFIELD BERI EPS Versatics EPCD Admin EPCD FPD ADMIN HEXION Canada Distribution Business 0 0 0 0 0 32 32 0 0 32 CA - Canada 3 23 0 0 0 0 25 308 0 333 US - US 243 38 307 214 42 0 845 817 0 1,662 NA - North America 246 60 307 214 42 32 902 1,125 0 2,027Hexion Inc. 2018 Revenue by Geography PSR OILFIELD BERI EPS Versatics EPCD Admin EPCD FPD ADMIN HEXION Asia Pacific 36 0 2 228 24 0 290 135 0 425 Europe 279 0 245 252 141 2 920 204 (0) 1,124 Latin America 1 0 0 2 0 0 3 219 0 221 North America 246 60 307 214 42 32 902 1,125 0 2,027 All 561 60 555 697 208 34 2,115 1,682 0 3,797 North America Detail PSR OILFIELD BERI EPS Versatics EPCD Admin EPCD FPD ADMIN HEXION Canada Distribution Business 0 0 0 0 0 32 32 0 0 32 CA - Canada 3 23 0 0 0 0 25 308 0 333 US - US 243 38 307 214 42 0 845 817 0 1,662 NA - North America 246 60 307 214 42 32 902 1,125 0 2,027

Hexion Inc. Revenue by Geography - 2017-2018 ($mil.) 2017 PSR OILFIELD BERI EPS Versatics EPCD Admin EPCD FPD ADMIN HEXION Asia Pacific 29 0 4 262 30 0 325 130 0 454 Europe 274 0 222 237 147 2 882 195 0 1,077 Latin America 1 0 0 7 0 0 8 195 0 203 North America 226 92 229 220 44 25 837 1,020 0 1,857 All 531 92 455 726 221 27 2,052 1,539 0 3,592 North America Detail Canada Distribution Business 0 0 0 0 0 25 25 0 0 25 CA - Canada 3 42 0 0 0 0 44 275 0 319 US - US 224 51 229 220 44 0 768 745 0 1,513 NA - North America 226 92 229 220 44 25 837 1,020 0 1,857 2016 PSR OILFIELD BERI EPS Versatics MDP EPCD Admin EPCD FPD ADMIN HEXION Asia Pacific 19 0 6 282 32 10 0 350 119 0 468 Europe 246 0 131 261 140 144 1 922 168 0 1,091 Latin America 2 0 0 7 0 0 0 9 179 0 189 North America 197 74 212 236 36 32 26 812 878 0 1,690 All 464 74 349 786 209 185 27 2,094 1,344 0 3,438 North America Detail Canada Distribution Business 0 0 0 0 0 0 26 26 0 0 26 CA - Canada 3 35 0 0 0 0 0 38 238 0 276 US - US 195 38 212 236 36 32 0 748 640 0 1,389 NA - North America 197 74 212 236 36 32 26 812 878 0 1,690Hexion Inc. Revenue by Geography - 2017-2018 ($mil.) 2017 PSR OILFIELD BERI EPS Versatics EPCD Admin EPCD FPD ADMIN HEXION Asia Pacific 29 0 4 262 30 0 325 130 0 454 Europe 274 0 222 237 147 2 882 195 0 1,077 Latin America 1 0 0 7 0 0 8 195 0 203 North America 226 92 229 220 44 25 837 1,020 0 1,857 All 531 92 455 726 221 27 2,052 1,539 0 3,592 North America Detail Canada Distribution Business 0 0 0 0 0 25 25 0 0 25 CA - Canada 3 42 0 0 0 0 44 275 0 319 US - US 224 51 229 220 44 0 768 745 0 1,513 NA - North America 226 92 229 220 44 25 837 1,020 0 1,857 2016 PSR OILFIELD BERI EPS Versatics MDP EPCD Admin EPCD FPD ADMIN HEXION Asia Pacific 19 0 6 282 32 10 0 350 119 0 468 Europe 246 0 131 261 140 144 1 922 168 0 1,091 Latin America 2 0 0 7 0 0 0 9 179 0 189 North America 197 74 212 236 36 32 26 812 878 0 1,690 All 464 74 349 786 209 185 27 2,094 1,344 0 3,438 North America Detail Canada Distribution Business 0 0 0 0 0 0 26 26 0 0 26 CA - Canada 3 35 0 0 0 0 0 38 238 0 276 US - US 195 38 212 236 36 32 0 748 640 0 1,389 NA - North America 197 74 212 236 36 32 26 812 878 0 1,690

2018 Hexion Sites

SAP Code	Division -2	Business Unit	Address	City	State	Zip	County	Country	Property Name/Code	Ownership
12	Hexion Inc.	FPD	610 S. Second Street	Springfield	OR	97477	Lane	USA	Springfield R&D Lab	Leased
26	Hexion Inc.	FPD	62575 Oregon Highway 82	LaGrande (Island City)	OR	97850	Union	USA	LaGrande Plant	Owned
30	3rd party location	FPD	3366 NW Yeon Street	Portland	OR	97210	Multnomah	USA	Hercules (Portland)	N/A
35	Hexion Inc.	FPD	1507 Southern Drive	Virginia	MN	55792	Saint Louis	USA	Virginia MN Plant	Owned
38	Hexion Inc.	FPD	6210 Campground Road	Louisville	KY	40216	Jefferson	USA	Louisville Formaldehyde Plant	Owned
40	3rd party location	FPD	1485 Plaza South Drive	Kernersville	NC	27284	Forsyth	USA	Caraustar	N/A
41	3rd party location	FPD	1200 N. Peoria Ave.	Tulsa	OK	74186	Tulsa	USA	Brainerd Tolling - Tulsa	N/A
42	3rd party location	FPD	1600 South Wilison Ave.	Dunn	NC	28334	Harnett	USA	Brainerd Tolling - Dunn	N/A
43	3rd party location	FPD	200 Tanner Drive	Taylors	SC	29687	Greenville	USA	CPJ Technologies Tolling	N/A
44	3rd party location	FPD	1345 Owenby Drive	Marietta	GA	30066		USA	Alchemy - South	N/A
47	Hexion Inc.	FPD	64 Farnan Road	South Glens Falls	NY	12803	Saratoga	USA	Moreau	Owned
57	Hexion Inc.	FPD	10915 N. Lombard	Portland	OR	97203	Multnomah	USA	Portland Plant	Owned
60	Hexion Inc.	FPD	8450 W. Bay Road	Baytown	TX	77520	Harris	USA	Baytown Plant	Owned*
61	Hexion Inc.	FPD	253 Borden Drive	Mount Jewett	PA	16740	McKean	USA	Mt. Jewett	Owned
62	Hexion Inc.	FPD	2522 South 24th Street	Sheboygan	WI	53081	Sheboygan	USA	Sheboygan Plant	Owned
63	Hexion Inc.	FPD	185 N. Industrial Drive	Hope	AR	71801	Hempstead	USA	Hope Plant	Owned
64	Hexion Inc.	FPD	114 Industrial Boulevard	Morganton	NC	28655	Burke	USA	Morganton Plant	Leased
65	Hexion Inc.	FPD	1700 Lock and Dam Road	Demopolis	AL	36732	Marengo	USA	Demopolis	Owned
66	Hexion Inc.	FPD	1201 10th Avenue	Columbus	GA	31901	Muscogee	USA	Columbus Plant	Owned*
69	Hexion Inc.	FPD	100 W. Borden Drive	Diboll	TX	75941	Angelina	USA	Diboll	Owned
71	Hexion Inc.	FPD	333 Neils Eddy Road	Reigelwood	NC	28456	Columbus	USA	Acme Plant	Owned
72	Hexion Inc.	FPD	1411 Industrial Drive	Fayetteville	NC	28302	Cumberland	USA	Fayetteville	Owned
73	Hexion Inc.	FPD	3901 Sugar House Road	Alexandria	LA	71302	Rapides	USA	Alexandria Plant	Owned
74	Hexion Inc.	FPD	4338 Highway 73	Dutch town	LA	70734	Ascension	USA	Dutch Town Dist. Terminal	Owned
75	Hexion Inc.	FPD	9288 Highway 75	Geismar	LA	70734	Ascension	USA	Geismar Plant	Owned
76	Hexion Inc.	FPD	4338 Highway 73	Geismar	LA	70734	Ascension	USA	Gonzales	Owned
78	3rd party location	FPD	12511 Strang Road	LaPorte	TX	77572	Harris	USA	D.B. Western Formaldehyde Toller	N/A
79	Hexion Inc.	FPD	12513 Queenie Rd	Luling	LA	70070	Saint Charles	USA	Luling Plant	Owned*
80	Hexion Inc.	FPD	3670 Grant Creek Road	Missoula	MT	59808	Missoula	USA	Missoula	Leased
83	Hexion Inc.	FPD	470 S. Second Street	Springfield	OR	97477	Lane	USA	Springfield Plant	Owned
85	3rd party location	FPD	1575 380th Street	Manly	IA	50456	Worth	USA	Manly Terminal LLC	N/A
86	3rd party location	FPD	2702 1/2 NW. Lower River Road	Vancouver	WA	98660	Clark	USA	Commodities Plus	N/A
100	Hexion Inc. Administration	Corporate	180 E Broad St	Columbus	OH	43215	Franklin	USA	Columbus OH Admin	Leased
108	Hexion Inc.	EPCRD - Phenolic Specialty Resins	6200 Campground	Louisville	KY	40216	Jefferson	USA	Louisville - 6200 & 6210 Campground Road-Us0033 - HCHO plant	Owned
111	Hexion Inc.	EPCRD	1800 Meidinger Tower	Louisville	KY	40216	Jefferson	USA	Louisville KY Admin	Leased
113	Hexion Inc.	EPCRD	6210 Campground Road	Louisville	KY	40216	Jefferson	USA	Louisville R&D	Owned
115	Hexion Inc.	EPCRD - Oilfield	15366 Park Row	Houston	TX	77084	Harris	USA	New Oilfield Combined HSO/HL	Leased
121	Hexion Canada Inc.	EPCRD - Oilfield	#400, 633-6th Ave SW	Calgary	AB	T2P2Y5		Canada	Calgary Sales Office	Leased
130	Hexion Inc.	EPCRD - BERI	5900 Hwy 225	Deer Park	TX	77536	Harris	USA	Deer Park	Owned*
132	Hexion Inc.	EPCRD - EPS	2525 South Combee Road	Lakeland	FL	33801	Polk	USA	Lakeland	Owned
133	Hexion Inc.	EPCRD - EPS	8600 W 71st St.	Bedford Park (Argo)	IL	60501	Cook	USA	Argo	Owned*
134	Hexion Inc. R&D	EPCRD - EPS & BERI	12650 Directors Dr Ste 100	Stafford	TX	77477	Fort Bend	USA	Stafford	Leased
135	Hexion Inc.	EPCRD - Oilfield	16032 Hollister Street	Houston	TX	77066		USA	Sahara Unit # 1	Leased
141	Hexion Inc.	EPCRD - Oilfield	2120 N. St Louis St	Batesville	AR	72501	Independence	USA	Batesville	Owned
142	Hexion Inc.	EPCRD - Oilfield	3202 Windmill Road	Cleburne	TX	76033	Johnson	USA	Cleburne	Owned
143	Hexion Inc.	EPCRD - Oilfield	45 Acfrac RD & Old Mason Rd	Brady	TX	76825	McCulloch	USA	Brady Plant	Owned
146	Hexion Inc.	EPCRD - Oilfield	3000 Doug Attaway Blvd.	Shreveport	LA	71115	Caddo	USA	Shreveport Plant	Owned*
244	3rd party location	EPCRD - Oilfield	1449 Devils’s Backbone Rd	Oregon	IL	61061	Ogle	USA	HA-International LLC	N/A
301	Hexion UK Limited	FPD - Resin & Formaldehyde	North West Industrial Estate	Peterlee	DU	SR8 2HR		United Kingdom	Peterlee, Co Durham - Northwest Industrial Estate	Owned
302	Hexion UK Limited	EPCRD - Phenolic Specialty Resins						United Kingdom	UK Tolled Product	N/A
305	Hexion UK Limited	EPCRD - Phenolic Specialty Resins	Sully Moors Rd	Barry (South Glamorgan)	VG	CF64 5YU		United Kingdom	Barry	Owned*
306	Hexion UK Limited	FPD	Station Road	Stirling	SL FK7 7BQ			United Kingdom Cowie		Owned
308	Hexion Inc.	FPD	Chemiestraat 30	Botlek		3197 KB		Netherlands	Botlek-Rotterdam	Owned
321	Hexion Iberica S.A.	EPCRD - Phenolic Specialty Resins	Ante Pardo 7 - Pol Industrial Lantaron c.p :1213	Lantaron		1213		Spain	Lantaron (Salcedo)	Owned
322	Hexion Barbastro S.A.	EPCRD - EPS	Pol. Ind. Valle Del Cinca	Barbastro		22300		Spain	Barbastro	Owned
326	Hexion Inc.	EPCRD	Rua Prof. Antonio Magalhaes Mateus No 65	Santo Varao		3140-390		Portugal	Santo Varao	Owned
330	Hexion Inc.	FPD	Teollisuustie 20b	Puhos		82430		Finland	Kitee	Owned
340	Hexion Italia S.r.l.	EPCRD - Phenolic Specialty Resins	Via Mazzini 104	Solbiate Olona		21058		Italy	Solbiate	Owned
370	Hexion GmbH	EPCRD - Phenolic Specialty Resins	Gennaer Strasse 2-4	Iserlohn-Letmathe		58642		Germany	Iserlohn-Letmathe	Owned
371	Hexion GmbH	EPCRD - EPS	Varziner Straße 49	Duisburg		47138		Germany	Duisburg (local)	Owned
372	Hexion GmbH	EPCRD - Phenolic Specialty Resins	Glockenrain 2	Frielendorf		34621		Germany	Frielendorf, Hessen - 2 Glockenrain	Owned
373	Hexion Stuttgart GmbH	EPCRD - EPS	Fritz-Müller-Straße 114	Esslingen		73730		Germany	Esslingen (local)	Leased
374	Joint Venture	EPCRD - EPS	Varziner Straße 49	Duisburg		47138		Germany	Infratec Duisburg GmbH	Owned
385	Hexion Inc.	EPCRD	Vondelingenweg 601	Hoogvliet		3196 KK		Netherlands	Netherlands Research Facility	Owned
390	Hexion Research Belgium SA	EPCRD - Versatics	Avenue Jean Monnet 1	Louvain-la-Neuve		B-1348		Belgium	Louvain-La-Neuve	Leased
410	Hexion Canada Inc.	EPCRD - Oilfield	305 Park Rd	Fort Saskatchewan	AB	T8L2N0		Canada	Sturgeon	Owned
414	3rd party location	FPD	801 A Boulevard Industriel	Bois-des-Filion	QC G6W 7Z9			Canada	Laval	N/A
415	Hexion Inc. Canada Inc.	FPD	675 Perreault	St. Romuald	QC G6W7Z9			Canada	St. Romuald	Owned
420	3rd party location	FPD	Scott Rd	Prince Rupert	BC T8L 1A1			Canada	Prince Rupert	N/A
425	Hexion Canada Inc.	FPD - Formaldehyde	12621 156th Street NW	Edmonton	AB	T5V1E1		Canada	Edmonton Plant	Owned
436	3rd party location	FPD	942 Brant Street	Burlington	ON	L7R 3X8		Canada	Hercules Canada Incorporated	N/A
442	3rd party location	FPD	7 Red Gum Drive	DANDENONG	VIC	3175		Australia	Garrett Enterprises Pty Ltd	N/A
444	3rd party location	EPCRD - Phenolic Specialty Resins	490 Blackshaws Rd	Altona North	VIC	3025		Australia	FBT Operations Blackshaws Rd	N/A
445	Hexion Pty Ltd	FPD	Gate 3 - 765 Ballarat Road	Brimbank	VIC	3023		Australia	Brimbank (Deer Park)	Leased
451	Hexion Inc.	FPD	Level 4, 13-15 Lake St	Caroline Springs	VIC	3023		Australia	Caroline Springs Office	Leased
454	Hexion Pty Ltd	FPD	194 Paringa Rd	Murrarie	QLD	4172		Australia	Brisbane	Owned
460	3rd party location	FPD	6 Bradford Way	Cavan	SA	5094		Australia	United Transport	N/A
493	3rd party location	EPCRD - EPS	No. 652 Jinyuan Road, Dagang Petrochemical Industrial Zone, Binhai	Tianjin				China	Tianjin	N/A
498	Hexion Management (Shanghai) Co. Ltd.	EPCRD - EPS & BERI	No. 227 Libing Road, Zhangjiang Hi-Tech Park, Pudong	Shanghai	SH	201203		China	Shanghai office	Leased
515	Hexion B.V.	EPCRD - Admin	Seattleweg 17	Pernis (Rotterdam) Zuid - Holland		3195		Netherlands	Hoogvliet (Rotterdam) - Koddeweg 67	Leased
520	Hexion Inc. Stuttgart GmbH	EPCRD - EPS	Fritz Mueller Str. 114	Esslingen am Neckar		D-73730		Germany	Esslingen (formerly Stuttgart) Bldg. Leased	Leased
521	Hexion B.V.	EPCRD - BERI & Versatics	Vondelingenweng 601, Zuid-Holland	Pernis (Rotterdam)		3196KK		Netherlands	Pernis	Owned*
522	Hexion B.V.	EPCRD - Versatics	Chemiewig 25	Moerdijk		4782SJ		Netherlands	Moerdijk	Owned*
524	Hexion B.V.	EPCRD - EPS	Pol.Ind. ‘Valle del Cinca’	Barbastro		22300		Spain	Barbastro	Owned

2018 Hexion Sites

SAP Code	Division -2	Business Unit	Address	City	State	Zip	County	Country	Property Name/Code	Ownership
531	Hexion GmbH	EPCRD - EPS	Varziner Straat 49	Duisburg		47138		Germany	Duisburg	Owned
539	3rd party location	EPCRD - EPS	Norfer Strasse 22	Dormagen		41539		Germany	Mahltechnik Goergens Gmbh	N/A
547	3rd party location	EPCRD - Versatics	3300 North Delaware Avenue	Philadelphia	PA	19134		USA	Kinder Morgan Philadelphia	N/A
548	3rd party location	EPCRD - Versatics	Zeilmakerijweg 1	Oosterhout N.B.		4906 CW		Netherlands	ELD B.V.	N/A
550	3rd party location	EPCRD - BERI	Middenweg 8	Moerdijk		4782 PM		Netherlands	Frans de Wit B.V	N/A
552	3rd party location	EPCRD - Versatics	Wieldrechtseweg 48	Dordrecht		3316 BG		Netherlands	Standic	N/A
553	3rd party location	EPCRD	Propaanweg 91, Port number 30	Rotterdam-Pernis		3196 KH		Netherlands	Pernis Combi Terminal BV	N/A
556	3rd party location	EPCRD - Versatics	MIDDENWEG 30	Moerdijk		4782PM		Netherlands	Den Hartogh Moerdijk	N/A
559	3rd party location	EPCRD - Versatics	Butaanweg 17	Vondelingenplaat-Rotterda		3197XA		Netherlands	Vopak Logistic Services Pernis	N/A
560	3rd party location	EPCRD	KETENISLAAN 3	KALLO, BEVEREN-WAAS		9120		Belgium	Haltermann - Kallo	N/A
562	3rd party location	EPCRD	HAANDORPWEG 1, KAAI 1227	ANTWERPEN, KALLO		9130		Belgium	Katoen Natie - Antwerp	N/A
563	3rd party location	EPCRD - Versatics	Moerstraat 9, Havennr 550	Antwerpen		2030		Belgium	VLS Antwerp	N/A
568	3rd party location	EPCRD - BERI	Torontostraat 19	Rotterdam		3197 XK		Netherlands	Vopak Terminal TTR BV	N/A
615	Hexion Quimica do Brasil Ltda.	FPD	Av. Engenheiro Luiz 550, 4º/11	SAO PAULO	SP	04571-000		Brazil	Escritório São Paulo	Leased
620	Hexion Quimica do Brasil Ltda.	FPD	Rua Cyro Correa Pereira, 2525	Curitiba	PR	81460-050		Brazil	Curitiba	Owned
645	Hexion Quimica do Brasil Ltda.	FPD	RS 124, esquina com via 2	Montenegro	RS	95780-000		Brazil	Montenegro	Owned
654	Hexion Quimica do Brasil Ltda.	FPD	Fazenda Sao Francisco s/no Barrio Rural	Paulinia	SP	13140-000		Brazil	Hexion Química Indústria e Com-654	Leased
671	Hexion Industria e Comercio de Epoxi Ltda.	EPCRD - EPS	Rod. Eng. Constâncio Cintra KM	Itatiba	SP	13255-700		Brazil	Itatiba	Leased
681	Hexion (N.Z.) Limited	FPD	165 Totara St	Mt. Maunganui		3116		New Zealand	Mountview	Owned
682	Hexion (N.Z.) Limited	FPD	135 -147 Waterloo Road - Hornby	Christchurch		8042		New Zealand	Hornby	Owned
685	3rd party location	FPD	Unit 3/179 McLeod Road	Te Atatu, Auckland		1230		New Zealand	Shamrock Group Ltd	N/A
693	3rd party location	FPD	117 Cryers Rosa	East Tamaki, Auckland		2013		New Zealand	Transtore	N/A
700	Momentive Union Specialty Chemicals Co.	EPCRD - Phenolic Specialty Resins	No. 58 South Zhihui Avenue, Jingkou	Zhenjiang				China		Owned
716	Hexion Inc.	FPD	Ruta 5 Km 400.5	Tacuarembo				Uruguay	Tacuarembo	Leased
778	3rd party location	EPCRD - Versatics	38-16, Hoehak 3-gil, Onsan-eup	Ulsan		689-892		South Korea	Hexion Korea warehouse	N/A
780	Hexion Química Indústria e Comércio Ltd.	FPD	Calle 15 #1-25	Yumba	VA	5039		Colombia	Calle	Owned
781	Hexion Korea Co. Ltd.	EPCRD - Versatics	33rd Floor, 97 Saemal-ro, Center Point West Bldg, (Guro-dong, Techno-Mart), Guro-gu	Seoul		08288		South Korea	Seoul - Gu-Plaza, 8th Fl 63-14, Shinsu-Dong	Leased
782	Hexion Korea Co. Ltd.	EPCRD - Versatics	580-3, Hwasan-ri, Onsan-eup, Ulju-gun	Ulsan				South Korea	Ulsan (Onsan)	Owned
784	3rd party location	EPCRD - Versatics	238-8 Deogu-ri, Paltan-myeon	Hwasung-City, GyeongGi-Do		445-918		South Korea	GPL Warehouse	N/A
785	3rd party location	EPCRD - Versatics	1705-1 Songjung-dong, Kangseo-	Busan		618-820		South Korea	DHL - TaeNam Sinhangman Log.	N/A
801	3rd party location	EPCRD - Oilfield	311 S. Lark Ave	Odessa	TX	79762	Ector	USA	Univar Warehouse	N/A
803	3rd party location	EPCRD - Oilfield	CLIC Track #681	Dore	ND		McKenzie	USA	Watco	N/A
805	3rd party location	EPCRD - Oilfield	1550 South Industrial Ave.	Odessa	TX	79765	Ector	USA	PBS-Odessa, TX-Basin Transload	N/A
806	3rd party location	EPCRD - Oilfield	East Reno Avenue	Oklahoma City	OK	73117	Oklahoma	USA	WATCO	N/A
808	3rd party location	EPCRD - Oilfield	1449 Devil’s Backbone Road	Oregon	IL	61061		USA	Oregon HAI Transload	N/A
810	3rd party location	EPCRD - Oilfield	601 Industrial Avenue	Seagraves	TX	79359	Gaines	USA	Seagraves	N/A
818	3rd party location	EPCRD - Phenolic Specialty Resins	4211 Bramers Lane	Louisville	KY	40216		USA	Superior Solvent Terminal	N/A
822	3rd party location	EPCRD - Phenolic Specialty Resins	815-D Virginia St., SW	Lenoir	NC	28645	Caldwell	USA	SEACO	N/A
826	3rd party location	FPD	2301 N.Columbia Blvd. Section	Portland	OR	97217	Multnomah	USA	Fentak US	N/A
827	3rd party location	FPD	7686 Kimbell, Unit 12&13	Mississauga	ON L5S 1E9			Canada	Pinnacle Freight Specialists	N/A
830	3rd party location	EPCRD - Oilfield	8025 Edgar Industrial Place	Red Deer	AB	T4P 3R3		Canada	Sand Source Services	N/A
831	3rd party location	EPCRD - Oilfield	12926 97th St	Grande Prairie	AB	T8V 6W3		Canada	Sand Source Services	N/A
832	3rd party location	EPCRD - Oilfield	General Delivery - Track FB56	Peers	AB	T0E 1W0		Canada	WAB-Peers-Sand Source	N/A
834	3rd party location	EPCRD - Oilfield	540 5th Avenue S.W. Suite 1208	Calgary	AB	T2C 2Z5		Canada	Univar Warehouse - Calgary, AB	N/A
838	3rd party location	EPCRD - Oilfield	16456 Old Corpus Christi Road	Elmendorf	TX	78112		USA	STX- Elmendorf -Arrow	N/A
839	3rd party location	EPCRD - Oilfield	1569 Urias St	Fort Stockton	TX	79735	Pecos	USA	Texsand Energy Resources LLC	N/A
841	3rd party location	FPD	1005 Anchor Rd	Brownsville	TX	78521	Cameron	USA	Brownsville Wax Tank/Terminal	N/A
842	3rd party location	EPCRD - Oilfield	70 Brier Estates Crescent	Medicine Hat	AB	T1C 0B5		Canada	Sand Source - Medicine Hat	N/A
845	3rd party location	EPCRD - Oilfield	301 Railway Avenue	Lampman	SK	S0C 1N0		Canada	WAB-Lampman-Sand Source	N/A
846	3rd party location	EPCRD - Oilfield	103 Golf Course Road	Edson	AB	T7E 1T5		Canada	WAB-Edson-Sand Source	N/A
847	3rd party location	EPCRD - Oilfield	117 Sturgeon Crescent, RR#3	Fort Saskatchewan	AB	T8L 2N9		Canada	WAB-TBM Sturgeon-TBM Group	N/A
854	3rd party location	EPCRD - Oilfield	438 N. Tayman St.	San Antonio	TX	78226		USA	CIG - San Antonio Terminal	N/A
855	3rd party location	EPCRD - Oilfield	6780 Dusty Road	Navasota	TX	77868		USA	ETX # Navasota Terminal # CIG	N/A
857	3rd party location	EPCRD - Oilfield	3019 161st Ave. NW	East Fairview	ND	59221		USA	RMT # East Fairview Wildcat	N/A
859	3rd party location	EPCRD - Oilfield	3566 NM HWY 18	CIG-Jal	NM	88252		USA	PBS # Jal, NM # CIG	N/A
866	3rd party location	EPCRD	1726 S. Agnew Ave.	Oklahoma City	OK			USA	Transload and Logistics-Oklahoma	N/A
875	3rd party location	EPCRD - Versatics	No. 8 Shenzhen Road	Zhangjiagang		215635		China	Vopak Terminal Zhangjiagang	N/A
876	3rd party location	EPCRD - EPS	No. 566 North Qingyang Road	Zhoushi Town, Kunshan	JS	215314		China	Kunshan	N/A
878	3rd party location	EPCRD - EPS	No. 228 Yunsu Road Lianyun	Lianyungang		222043		China	Lianyungang (Bonded)	N/A
880	3rd party location	EPCRD	No. 253 Shenya Road, Pudong, Shanghai	Shanghai				China		N/A
881	3rd party location	EPCRD - EPS	Storage location #21, De Feng logistics zone, Xin Hua Road, Wan Jiang District, Dong Guan, Guangdong	Guangdong				China		N/A
882	Hexion Zhenjiang Jiangsu	EPCRD - Phenolic Specialty Resins	No. 57, West Linjiang Road	Zhenjiang		212006		China	Zhenjiang MUSC PSR	Owned
927	3rd party location	EPCRD - Oilfield	600 Industrial	Odessa	TX	79760-3585		USA	PBS - Diversified Warehouse	N/A
928	3rd party location	EPCRD - Oilfield	11935 HWY 225	La Porte	TX	77571		USA	Exel La Porte	N/A
950	3rd party location	EPCRD - BERI	78 Lafayette Street	Carteret	NJ	7008	Middlesex	USA	Kinder Morgan - Carteret	N/A
955	3rd party location	EPCRD - Versatics	1500 Clinton Drive	Galena Park	TX	77547	Harris	USA	Vopak - Galena Park	N/A
958	3rd party location	EPCRD - Versatics	11520 S. Central Ave	Alsip	IL	60803	Cook	USA	Heniff Terminal Hub	N/A
960	3rd party location	EPCRD - Versatics	8609 City Park Loop	Houston	TX	77013	Harris	USA	Exel Logistics	N/A
961	3rd party location	EPCRD - EPS	1000 State Street	Calumet City	IL	60409	Cook	USA	Gateway Warehouse	N/A
966	3rd party location	EPCRD - EPS	1970 N.E. Broadway	Des Moines	IA	50313	Polk	USA	Barton Solvents	N/A
971	3rd party location	EPCRD - EPS	241 East Elm St	Conshohocken	PA	19428	Montgomery	USA	Fine Grinding Corporation	N/A
972	3rd party location	EPCRD - BERI	1975 Richmond Blvd	Danville	VA	24543	Danville City	USA	DanChem Technologies	N/A
973	3rd party location	EPCRD - BERI	12500 Bay Area Blvd	PASADENA	TX	77507	Harris	USA	Chusei (USA) Quest	N/A
975	3rd party location	EPCRD - BERI	15021 Sheldon Rd	Crosby	TX	77532	Harris	USA	Delta Petroleum - North Channe	N/A
979	3rd party location	EPCRD - BERI	9011 E. Almeda Rd	Houston	TX	77054	Harris	USA	Allchem Services	N/A
8001	3rd party location	EPCRD	21 CR 414	Pecos	TX			USA	Pecos Transload	N/A
8005	3rd party location	EPCRD	4383 FM 250 South	Hughes Springs	TX			USA	ETPS	N/A
12A	Hexion Inc.	FPD	175 West B Street, Building 1	Springfield	OR	97477	Lane	USA	Office (Effective June 1, 2016)	Leased
487B	3rd party location	EPCRD	Huayuan Chemical Co., Wangguanzhuang, Zhongwang, Jinghai	Tianjin				China		N/A
496A	3rd party location	EPCRD	Block 7, No. 388 Luji Road, Pudong, Shanghai	Shanghai				China		N/A
496B	3rd party location	EPCRD	No. 855 Pinghai Road, Fenxian, Shanghai	Shanghai				China		N/A
496C	3rd party location	EPCRD	No. 89 Pugong Road, Jinshan, Shanghai	Shanghai				China		N/A
496D	3rd party location	EPCRD	No. 303 Luji Road, Pudong	Shanghai				China		N/A
AUJV	Momentive Specialty Chemicals Australia Pty Ltd.	FPD	210 Moore Road	Dardanup	WA	6236		Australia	Laminex JV	N/A

2018 Hexion Sites

SAP Code	Division -2	Business Unit	Address	City	State	Zip	County	Country	Property Name/Code	Ownership
PILAR	Quimica Borden Argentina SA	FPD	KM 62 Ruta 8 Fatima Pdo.	De Pilar				Argentina	Pilar (Closed)	Owned
PSRJV	Momentive UV Coatings (Shanghai) Co., Ltd.	EPCRD - Phenolic Specialty Resins	Building One, No. 1 Kang Qiao Road East, Kang Qiao Industrial Park, Nunhui District	Shanghai		201315			Joint Venture	N/A
RUJV	Hexion Shchekinoazot Holding B.V.	FPD	Building 17,	Tula Region, Shchekino District		301212		Russia	Tula - JV	N/A
VJV	Sanwei Momentive Chemicals Company Limited	EPCRD - Versatics	Zhaocheng, Hongdong, Linfen, Shanxi	Taiyuan-City (Shanxi Province)		201315		China	Sanwei Momentive Chemicals Company Limited	N/A

CONFIDENTIAL DRAFT SUBJECT TO SUBSTANTIAL REVISION SUBJECT TO FRE 408 Project Miro Recapitalization Term Sheet February 2019 CONFIDENTIAL DRAFT SUBJECT TO SUBSTANTIAL REVISION SUBJECT TO FRE 408 Project Miro Recapitalization Term Sheet February 2019

CONFIDENTIAL DRAFT
SUBJECT TO SUBSTANTIAL REVISION
SUBJECT TO FRE 408

Project Miro

Draft Term Sheet

Below assumes consensual prearranged bankruptcy case with a March 31, 2019 filing and a June 30, 2019 emergence

	Term	Description
DIP Financing	DIP Financing	▪ DIP Term Loan of $150mm; assumes consensual proceeding
DIP Financing	ABL Treatment	▪ ABL rolled into DIP facility and exit facility on existing terms
Exit Financing	ABL	▪ New ABL extended under substantially consistent terms
Exit Financing	New Debt	▪ Total debt of $1,471mm (3.5x[1]) of which $1,286mm is new debt and $185mm is the rollover of current foreign debt and sale leasebacks ▪ Total proceeds used to pay down DIP Term Loan, emergence uses / transaction fees and partial cash payment to First Liens
Treatment Under Plan	First Lien Notes	▪ Cash proceeds of $784mm from new debt ▪ Reorganized equity representing 75% ownership
Treatment Under Plan	All Other Notes	▪ Reorganized equity representing 25% ownership
Treatment Under Plan	Trade	▪ Unimpaired
Treatment Under Plan	Other	▪ [To evaluate potentially compromisable agreements]
Treatment Under Plan	Existing Equity	▪ Warrants with strike price and amount TBD
Treatment Under Plan	Plan Releases	▪ Full releases for all parties including shareholders and present and former directors and officers

1. Leverage calculated as a multiple of Q2 2019E LTM EBITDA of $420mm; Q4 2018A EBITDA subject to change as part of auditing process

[1]

CONFIDENTIAL DRAFT
SUBJECT TO SUBSTANTIAL REVISION
SUBJECT TO FRE 408

Project Miro
Summary Capital

KEY TRANSACTION ASSUMPTIONS

- Assumes filing on 3/31/2019 and emergence on 6/30/2019
- (1) New $1,286mm debt; proceeds pay down the ABL and DIP as well as fund fees and expenses of $100mm; remaining proceeds pay down the 1st Lien notes
- (2) Remaining 1st Lien is equitized
- (3) 1.5L is equitized
- (4) 2L and Bordens are equitized

EMERGENCE SOURCES & USES

	Sources of Funds	
(1)	New Debt	$1,286
(2)	New ABL	–
	Remaining 1L Equitization	1,693
(3)	1.5L Equitization	225
(4)	2L & Bordens Equitization	836
	Rollover of Foreign Debt and Sale Leasebacks	185
	Total Sources	**$4,225**

	Uses of Funds	
(1)	Paydown Q1 2019E ABL Balance	$260
(1)	DIP Term Loan	116
(1)	Minimum Cash Increase	25
	Cash Payment to 1st Lien Notes	784
(2)	Equitization of Remaining 1L	1,693
(3)	1.5L Equitization	225
(4)	2L & Bordens Equitization	836
	Rollover of Foreign Debt and Sale Leasebacks	185
(1)	Fees & Expenses	100
	Total Uses	**$4,225**

PRO FORMA CAPITAL STRUCTURE AT EXIT

($ in millions)

($ in millions)	Q2 2019 Outstanding	Pro Forma Adj.		PF Amount Outstanding	PF Cumulative Leverage	PF YE '19 Cumulative Leverage
$350mm ABL Revolver due 2021	$260	($260)		$–	0.0x	0.0x
[$150]mm DIP Facility (Q2 '19)	116	(116)		–	0.0x	0.0x
Senior Secured Credit Facilities	**$377**	**($377)**	(1)	**$–**	**0.0x**	**0.0x**
10.375% 1st Lien Notes due 2022	560	(560)		–	0.0x	0.0x
10.000% 1st Lien Notes due 2020	315	(315)		–	0.0x	0.0x
6.625% 1st Lien Notes due 2020	1,550	(1,550)		–	0.0x	0.0x
First Lien Credit Facilities	**$2,425**	**($2,425)**	(1)	**$–**	**0.0x**	**0.0x**
13.750% 1.5 Lien Notes due 2022	225	(225)		–	0.0x	0.0x
9.000% 2nd Lien Notes due 2020	574	(574)		–	0.0x	0.0x
9.200% Borden Debentures due 2021	74	(74)		–	0.0x	0.0x
7.875% Borden Debentures due 2023	189	(189)		–	0.0x	0.0x
Total Junior Credit Facilities	**$1,061**	**($1,061)**		**$–**	**0.0x**	**0.0x**
New Debt	–	1,286	(1)	1,286	3.1x	2.7x
Total New Credit Facilities	**$–**	**$1,286**		**$1,286**	**3.1x**	**2.7x**
Foreign Local Debt + Sale Leaseback	185	–		185	3.5x	3.1x
Total Debt	**$4,048**	**($2,577)**		**$1,471**	**3.5x**	**3.1x**
(-) Cash	(75)	(25)		(100)		
Net Debt	**$3,973**	**($2,602)**		**$1,371**	**3.3x**	**2.5x**
Equitization of Existing Debt	**$–**	**$2,754**	(2)(3)(4)	**$2,754**		
PF Segment EBITDA	$420	$–		$420		$470

Source: Company Management
Note: 2018A EBITDA subject to change as part of auditing process

[2]

CONFIDENTIAL DRAFT SUBJECT TO SUBSTANTIAL REVISION SUBJECT TO FRE 408 Disclaimer This presentation has been prepared by Moelis & Company LLC (“Moelis”) for Hexion Inc. (the “Company”) in connection with a discussion regarding the matters described herein based on information provided by the Company and publicly available information. Moelis has not assumed any responsibility for independently verifying the information herein, Moelis makes no representation or warranty as to the accuracy, completeness or reasonableness of the information herein and Moelis disclaims any liability with respect to the information herein. In this presentation, Moelis has used certain projections, forecasts or other forward-looking statements with respect to the Company and/or other parties which were provided to Moelis by the Company, such other parties and/or is publicly available and which Moelis has assumed were prepared based on the best available estimates and judgments of the preparer as to the future performance of the Company and/or such other parties. This presentation speaks only as of its date and Moelis assumes no obligation to update it or to advise any person that its conclusions or advice has changed. This presentation is solely for informational purposes. This presentation is not intended to provide the sole basis for any decision on any transaction and is not a recommendation with respect to any transaction. The recipient should make its own independent business decision based on all other information, advice and the recipient’s own judgment. This presentation is not an offer to sell or a solicitation of an indication of interest to purchase any security, option, commodity, future, loan or currency. It is not a commitment to underwrite any security, to loan any funds or to make any investment. Moelis does not offer tax, accounting or legal advice. Moelis provides mergers and acquisitions, restructuring and other advisory services to clients and its affiliates manage private investment partnerships. Its personnel may make statements or provide advice that is contrary to information contained in this material. Our proprietary interests may conflict with your interests. Moelis may from time to time have positions in or effect transactions in securities described in this presentation. Moelis may have advised, may seek to advise and may in the future advise or invest in companies mentioned in this presentation. This presentation is confidential and may not be disclosed to any other person or relied upon without the prior written consent of Moelis. [ 3 ] CONFIDENTIAL DRAFT SUBJECT TO SUBSTANTIAL REVISION SUBJECT TO FRE 408 Disclaimer This presentation has been prepared by Moelis & Company LLC (“Moelis”) for Hexion Inc. (the “Company”) in connection with a discussion regarding the matters described herein based on information provided by the Company and publicly available information. Moelis has not assumed any responsibility for independently verifying the information herein, Moelis makes no representation or warranty as to the accuracy, completeness or reasonableness of the information herein and Moelis disclaims any liability with respect to the information herein. In this presentation, Moelis has used certain projections, forecasts or other forward-looking statements with respect to the Company and/or other parties which were provided to Moelis by the Company, such other parties and/or is publicly available and which Moelis has assumed were prepared based on the best available estimates and judgments of the preparer as to the future performance of the Company and/or such other parties. This presentation speaks only as of its date and Moelis assumes no obligation to update it or to advise any person that its conclusions or advice has changed. This presentation is solely for informational purposes. This presentation is not intended to provide the sole basis for any decision on any transaction and is not a recommendation with respect to any transaction. The recipient should make its own independent business decision based on all other information, advice and the recipient’s own judgment. This presentation is not an offer to sell or a solicitation of an indication of interest to purchase any security, option, commodity, future, loan or currency. It is not a commitment to underwrite any security, to loan any funds or to make any investment. Moelis does not offer tax, accounting or legal advice. Moelis provides mergers and acquisitions, restructuring and other advisory services to clients and its affiliates manage private investment partnerships. Its personnel may make statements or provide advice that is contrary to information contained in this material. Our proprietary interests may conflict with your interests. Moelis may from time to time have positions in or effect transactions in securities described in this presentation. Moelis may have advised, may seek to advise and may in the future advise or invest in companies mentioned in this presentation. This presentation is confidential and may not be disclosed to any other person or relied upon without the prior written consent of Moelis. [ 3 ]

A - USD - HEXION - INTERNAL
YTD - Year to Date
December - 2018

APAC

ASIA - Asia

	AU - Hexion Pty Ltd	CB - Hexion Management (Shanghai) Co., Ltd.	CNZ - Zhenjiang Momentive Union Specialty Chemicals Ltd.	IN - Hexion Chemicals India Private Limited	KR - Hexion Korea Company Limited	NZ - Hexion (N.Z.) Limited	All
A44100 - Property, Plant & Equipment, Gross	**46,426,450.79**	**3,586,667.52**	**34,088,494.27**	**160,023.09**	**24,245,151.96**	**37,068,984.17**	**145,575,771.80**
A44200 - Accumulated Depreciation PP&E	**(29,533,425.77)**	**(2,858,464.92)**	**(9,530,697.09)**	**(66,769.97)**	**(17,416,273.07)**	**(16,606,109.09)**	**(76,011,739.91)**
A44000 - Property, Plant & Equipment, Net	**16,893,025.04**	**728,202.60**	**24,557,797.18**	**93,253.11**	**6,828,878.92**	**20,462,875.06**	**69,564,031.91**
Subledger, gross PPE	*46,426,450.80*	*2,243,545.62*	*34,129,102.25*	*160,023.08*	*24,245,151.98*	*37,051,923.23*	*144,256,196.96*
Subledger, Acc Depr	*(29,533,425.78)*	*(1,515,343.03)*	*(9,530,697.09)*	*(66,769.97)*	*(17,416,273.07)*	*(16,606,109.11)*	*(74,668,618.05)*
Manual accounts, gross PPE	*0.01*	*1,343,121.89*	*(40,607.96)*	-	-	*17,060.93*	*1,319,574.87*
Manual accounts, A/D	-	*(1,343,121.89)*	-	-	-	*0.02*	*(1,343,121.87)*
PPE, net	*16,893,025.03*	*728,202.59*	*24,557,797.20*	*93,253.11*	*6,828,878.91*	*20,462,875.07*	*69,564,031.91*

Page 1 of 3

A - USD - HEXION - INTERNAL
YTD - Year to Date
December - 2018

EUROPE

EU - Europe

	BER - Hexion Research Belgium SA	DE - Hexion GmbH	DEI - InfraTec Duisburg GmbH	DES - Hexion Stuttgart GmbH	ES - Hexion Specialty Chemicals Iberica S.A.	ESB - Hexion Specialty Chemicals Barbastro S.A.	FI - Hexion Oy
A44100 - Property, Plant & Equipment, Gross	**700,959.23**	**222,117,176.83**	**17,655,423.99**	**11,110,608.07**	**14,049,118.20**	**34,617,185.11**	**23,689,517.54**
A44200 - Accumulated Depreciation PP&E	**(417,124.77)**	**(123,148,124.11)**	**(10,787,785.49)**	**(5,740,051.20)**	**(5,343,565.68)**	**(22,397,612.25)**	**(16,325,077.38)**
A44000 - Property, Plant & Equipment, Net	**283,834.46**	**98,969,052.76**	**6,867,638.50**	**5,370,556.87**	**8,705,552.52**	**12,219,572.86**	**7,364,440.16**
Subledger, gross PPE	*700,959.24*	*221,376,832.94*	*17,655,424.00*	*11,110,608.08*	*14,049,118.20*	*34,620,892.79*	*23,638,548.63*
Subledger, Acc Depr	*(417,124.77)*	*(123,148,124.12)*	*(10,787,785.49)*	*(5,740,051.20)*	*(5,343,565.68)*	*(22,397,612.25)*	*(16,279,205.44)*
Manual accounts, gross PPE	-	*740,343.91*	-	-	-	*(3,707.68)*	*50,968.90*
Manual accounts, A/D	-	-	-	-	-	-	*(45,871.94)*
PPE, net	*283,834.47*	*98,969,052.73*	*6,867,638.51*	*5,370,556.88*	*8,705,552.52*	*12,219,572.86*	*7,364,440.15*

	GB - Hexion UK Limited	ITI - Hexion Italia S.r.l.	NL - Hexion B.V.	NLR - Resolution Research Nederland B.V.	NLV - Hexion VAD B.V.	PT - Hexion Specialty Chemicals Lda.	All
A44100 - Property, Plant & Equipment, Gross	**97,610,970.99**	**19,280,618.74**	**383,573,961.14**	**5,725,301.20**	**137,132,385.57**	**3,817,662.32**	**971,080,888.93**
A44200 - Accumulated Depreciation PP&E	**(84,920,241.07)**	**(8,824,637.79)**	**(305,333,889.48)**	**(3,418,241.88)**	**(97,928,487.16)**	**(3,536,466.09)**	**(688,121,304.35)**
A44000 - Property, Plant & Equipment, Net	**12,690,729.92**	**10,455,980.95**	**78,240,071.64**	**2,307,059.32**	**39,203,898.40**	**281,196.23**	**282,959,584.59**
Subledger, gross PPE	*97,610,971.00*	*19,280,618.73*	*378,075,789.07*	*5,725,301.20*	*135,210,895.93*	*0.00*	*959,055,959.81*
Subledger, Acc Depr	*(84,920,241.09)*	*(8,824,637.79)*	*(304,806,583.93)*	*(3,418,241.88)*	*(96,936,707.52)*	*0.00*	*(683,019,881.16)*
Manual accounts, gross PPE	-	-	*5,498,172.06*	-	*1,921,489.64*	*3,817,662.31*	*12,024,929.14*
Manual accounts, A/D	-	-	*(527,305.56)*	-	*(991,779.63)*	*(3,536,466.10)*	*(5,101,423.23)*
PPE, net	*12,690,729.91*	*10,455,980.94*	*78,240,071.64*	*2,307,059.32*	*39,203,898.42*	*281,196.21*	*282,959,584.56*

Page 2 of 3

A - USD - HEXION - INTERNAL
YTD - Year to Date
December - 2018

	LA - Latin America						LA	NA - North America			NA	Total Hexion
	ARQ - Quimica Borden Argentina S.A.	BR1 - Hexion Quimica do Brasil Ltda.	BRD - Danlnvest Holdings Ltda.	BRE - Hexion Industria e Comercio de Epoxi Ltda.	COY - Hexion Quimica S.A. [Colombia Branch]	UR - Hexion Quimica Uruguay S.A.	All	CA - Hexion Canada Inc.	NBH - Hexion Nimbus Asset Holdings LLC	US - Hexion Inc.	All	
A44100 - Property, Plant & Equipment, Gross	**49,811.03**	**109,834,318.56**	**97,803.77**	**2,989,331.37**	**4,965,291.26**	**1,499,937.69**	**119,436,493.68**	**144,291,829.02**	**41,800.00**	**1,286,820,161.23**	**1,431,153,790.25**	**2,667,246,944.66**
A44200 - Accumulated Depreciation PP&E	**(274.59)**	**(48,554,575.80)**	**(54,441.12)**	**(2,899,331.30)**	**(2,317,499.17)**	**(943,057.87)**	**(54,769,179.85)**	**(84,438,263.15)**		**(922,618,270.54)**	**(1,007,056,533.69)**	**(1,825,958,757.80)**
A44000 - Property, Plant & Equipment, Net	**49,536.45**	**61,279,742.76**	**43,362.65**	**90,000.06**	**2,647,792.07**	**556,879.83**	**64,667,313.82**	**59,853,565.88**	**41,800.00**	**364,201,890.69**	**424,097,256.57**	**841,288,186.89**
Subledger, gross PPE	*-*	*109,810,500.75*	*-*	*2,989,331.37*	*-*	*1,499,937.70*	*114,299,769.82*	*143,719,791.66*	*-*	*1,276,849,725.63*	*1,420,569,517.29*	*2,638,181,443.88*
Subledger, Acc Depr	*-*	*(48,554,575.81)*	*-*	*(2,781,260.63)*	*-*	*(943,057.87)*	*(52,278,894.31)*	*(83,871,657.47)*	*-*	*(916,776,118.34)*	*(1,000,647,775.81)*	*(1,810,615,169.33)*
Manual accounts, gross PPE	*49,811.04*	*23,817.79*	*97,803.77*	*-*	*4,965,291.26*	*-*	*5,136,723.86*	*572,037.37*	*41,800.00*	*9,970,435.60*	*10,584,272.97*	*29,065,500.84*
Manual accounts, A/D	*(274.59)*	*-*	*(54,441.12)*	*(118,070.68)*	*(2,317,499.17)*	*-*	*(2,490,285.56)*	*(566,605.66)*	*-*	*(5,842,152.20)*	*(6,408,757.86)*	*(15,343,588.52)*
PPE, net	*49,536.45*	*61,279,742.73*	*43,362.65*	*90,000.06*	*2,647,792.09*	*556,879.83*	*64,667,313.81*	*59,853,565.90*	*41,800.00*	*364,201,890.69*	*424,097,256.59*	*841,288,186.87*

Page 3 of 3

12 Month DIP Sizing Forecast

HEXION

United States Entities
Project Miro - Preliminary DIP Sizing
Company Forecast as of 01/30/2019

(in millions of USD)	Apr19	May19	Jun19	Jul19	Aug19	Sep19	Oct19	Nov19	Dec19	Jan20	Feb20	Mar20	Total
Total Operating Receipts	$ 122.2	$ 156.2	$ 162.5	$ 140.5	$ 170.2	$ 159.2	$ 193.3	$ 132.6	$ 150.3	$ 144.6	$ 115.9	$ 152.0	$ 1,824.5
Total Operating Disbursements	(121.0)	(143.6)	(137.2)	(141.8)	(157.8)	(147.8)	(169.8)	(109.1)	(128.1)	(156.7)	(131.5)	(146.2)	(1,690.5)
Operating Cash Flow	1.2	12.6	25.3	(1.3)	12.5	11.4	23.6	23.6	22.2	(12.1)	(15.6)	5.8	134.1
Capital Expenditures	(2.7)	(3.4)	(2.7)	(4.1)	(5.1)	(4.1)	(5.1)	(4.1)	(4.1)	(2.7)	(2.7)	(2.7)	(43.7)
Interest (Payments) / Proceeds	(69.3)	(2.2)	(1.6)	(3.7)	(31.2)	(2.1)	(71.2)	(0.3)	(2.1)	(33.0)	(2.2)	(0.4)	(219.5)
Other	6.5	5.7	7.9	(0.2)	1.7	3.2	0.4	3.0	2.9	(3.5)	10.3	12.9	51.0
Net Cash Flow Before Chapter 11 Related Items	(64.4)	12.6	28.9	(9.3)	(22.1)	8.4	(52.3)	22.2	18.9	(51.4)	(10.2)	15.5	(78.2)
Chapter 11 Related Items	(82.9)	5.6	1.4	(7.6)	(10.1)	(6.9)	(6.9)	(6.9)	(10.7)	(6.9)	(6.9)	(4.1)	(142.7)
Monthly Net Cash Flow	(147.3)	18.3	30.3	(16.9)	(32.2)	1.5	(59.2)	15.3	8.2	(58.3)	(17.1)	11.5	(245.9)
Beginning Cash	5.0	(142.3)	(124.0)	(93.7)	(110.6)	(142.8)	(141.3)	(200.5)	(185.2)	(177.0)	(235.3)	(252.4)	5.0
Ending Cash	$ (142.3)	$ (124.0)	$ (93.7)	$ (110.6)	$ (142.8)	$ (141.3)	$ (200.5)	$ (185.2)	$ (177.0)	$ (235.3)	$ (252.4)	$ (240.9)	$ (240.9)
Estimated Borrowings at Weekly Low Point	$ (142.3)	$ (145.4)	$ (145.4)	$ (145.4)	$ (145.4)	$ (149.7)	$ (206.8)	$ (206.8)	$ (206.8)	$ (235.4)	$ (255.0)	$ (255.0)	$ (255.0)

DIP Low Point (February)	$ 255
Minimum Liquidity	50
Minimum DIP Required	$ 305
DIP Funding Requested	$ 350

CONFIDENTIAL | SUBJECT TO FRE 408
DRAFT | SUBJECT TO MATERIAL CHANGE
FOR INTERNAL DISTRIBUTION ONLY

Exhibit E: Form of Borrowing Base Certificate Hexion Borrowing Base Cover Page As of December 31, 2018 (Amounts in USD) Consolidated US Canada Netherlands UK3 Germany Total A. Available Accounts Receivable $ 64,344,513 $ 12,347,152 $ 56,579,664 $ 9,658,007 N/A $ 142,929,346 B. Available Inventory $ 68,745,358 $ 8,523,243 $ 53,807,889 $ 1,302,689 N/A $ 132,384,180 C. Available Machinery and Equipment N/A $ 5,719,268 $ 58,485,328 $ 1,872,360 $ 27,456,812 $ 93,533,768 D. Available Real Property N/A $ $ $ $ $ E. Available PP&E(C plus D above) N/A $ 5,719,268 $ 58,485,328 $ 1,872,360 $ 27,456,812 $ 93,533,768 F. Less: Total Borrowing Base Reserves $ 1,189,932 $ 2,928.517 $ 9,210,830 $ 978,462 5 2,471,113 $ 16,778,854 $ 131,899,940 $ 23,666,156 $ 159,662,051 $ 11,854,595 $ 24,985,699 $ 352,068,440 G. Borrower Specific Borrowing Base, with Dutch, German and UK BB cap in the case of clauses (i) and (ii) below and PP&E cap with Canadian, Dutch, German and UK BB in the case of clause (iii) below: (1) limit the Available PP&E of the total BB to the lesser of (a) 20% of total BB & (b) 20% of max, ABL commitments and $ $ 23,533,768 $ $ $ 23,533,768 M&E Subtotal $ $ 5,719,268 $ 34,951,560 $ 1,872,360 $ 27,456,812 $ 70,000,000 Total Collateral Subtotal $ 131,899,940 $ 23,666,156 $ 136,128,283 $ 11,854,595 $ 24,985,699 $ 328,534,672 (ii) limit the Available PP&E of the Dutch BB to max. 50% of the total Available PP&E of total BB, $ 5 $ $ $ $ M&E Subtotal $ 5 ,719,268 $ 34,951,560 $ 1,872,360 $ 27,456,812 $ 70,000,000 Total Collateral Subtotal $ 131,899,940 $ 23,666,156 $ 136,128,283 $ 11,854,595 $ 24,985,699 $ 328,534,672 (iii) limit Dutch, German and UK BB to greater of (a) 50% of total BB & (b) 50% of max. ABL commitments.1 $ $ $ $ $ M&E Subtotal $ $ 5,719,268 34,951,560 $ 1,872,360 $ 27,456,812 $ 70,000,000 Total Collateral Subtotal $ 131,899,940 $ 23,666,156 $ 136,128,283 $ 11,854,595 $ 24,985,699 $ 328,534,672 Adjustment for suppressed availability, as applicable Max Revolving Commitments $ 131,899,940 $ 23,665,156 $ 136,128,283 $ 11,854,595 $ 24,985,699 $ 328,534,672 Suppressed availability, allocated as applicable1 _S S | $ $ $ Borrower Specific Borrowing Base, after suppressed availability $ 131,899,940 $ 23,666,156 $ 136,128,283 $ 11,854,595 $ 24,985,699 S 328,534,672 Total Max BB available by Borrower4: US 131,899,940 N/A N/A N/A N/A $ 131,899,940 Canada N/A 23,666,156 N/A N/A N/A $ 23,666,156 Netherlands N/A N/A 136,128,283 N/A N/A $ 136,128,283 Germany N/A N/A N/A N/A 24,985,699 $ 24,985,699 UK N/A N/A N/A 11,854,595 N/A $ 11,854,595 $ 131,899,940 $ 23,566,156 $ 136,128,283 $ 11,854,595 $ 24,985,699 S 328,534,672 Revolving Exposure Revolving Loans $ 65,000,000 $ 46,000,000 $ 26,080,850 $ N/A $ 137,080,850 B/As outstanding $ $ $ $ N/A $ Letters of Credit ($150mm L/C sublimit) $ 48,577,138 N/A N/A N/A N/A $ 48,577,138 Swingline _$ $ $ ~ $ N/A $ Total Revolving Exposure $ 113,577,138$ 46,000,000 $ 26,080,850 $ $ $ 185,657,988 Total Excess Availability $ 18,322,802$ (22,333,844) S 110,047,433 S 11,854,595 $ 24,985,699 I $142,876,684 ) Footnote: (1) Reduce for suppressed availability in following order (i) pro-rata among UK, Netherlands, Germany and Canada and (ii) the US (2) Reduce for suppressed availability In respect of the Foreign cap In following order (i) Germany and (Ii) pro-rata among UK, Netherlands and Canada (3) The UK is referenced as England and Wales in the Credit Agreement ,c1 U.S. may borrow against U.S. Borrowing Base only; Canada, Netherlands and U.K. may borrow against U.S. and foreign BB (excluding Germany); Germany may borrow againstTotal BB. Officer’s Certification: Pursuant to the Amended and Restated Credit Agreement dated as of July 27, 2015, the undersigned Responsible Officer of Hexion inc. certifies that the information provided in this Borrowing Base Certificate to JPMorgan Chase Bank, N.A., as Administrative Agent, is true and correct based on the accounting records of Hexion Inc. and its subsidiaries Hexion Inc

MarkBidstrup Date Senior Vice President & Treasurer 509265-1484-1402B-Active.17707018.2 Hexion Borrowing Base Eligible Receivables As of December 33., 2018 (Amounts in USD) US Canada Netherlands UK Consolidated Total Gross A/R $ 120,550,425 $ 19,223,426 $ 85,246,926 $ 22,812,306 $ 247,833,084 Ineligibles: 111 Non Perfected Security Interest Intercompany a Past Due >60 PDD b (1,630,313) (655,317) (308,871) 169,057 (2,425,445) >120 day terms b 2,211,903 2,770,392 4,982,295 Credits Past Due b 1,208,072 381,478 253,379 15,586 1,858,515 Cross Age c 6 5 Non conforming-covenants/reps/warrants d Contra e 5,122,790 44,941 1,219,682 739,313 7,126,726 Discounts, rebates, returns, deposits, etc f Bankruptcy g Ineligible Jurisdiction >$25MM h 6,639,810 281,641 5,921,451 Bill-and-hold, consignment, etc i Chargebacks, debit memos, etc j 261,973 15,531 821 511,386 789,710 No invoice k Commissions, service charges etc . _ Government (US) m Goods/services not provided/ FOB destination (Revenue Recognition) n 6,002,349 242,271 13,845 6,258,465 Chattel paper, etc o Government (Foreign), p Concentration Cap @ 15% / 20% q Invalid, non-compliant to applicable laws r Subject to Foreign laws s Customer Financings $10MM t Canada as Account Debtor u Non-Loan Party Account v Foreign Currency Exchange w 10 130,089 130,099 Non-money purchase pension scheme (UK) x UK/Dutch moratorium y ARPA Ineligibles2 No ARPA (a) No marketable title (b) Invalid assignment/requires account debtor consent (c)- 7,977,309 7,977,309 Invalid ARPA (d) Returned A/R (e) Other ineligibles (LiquidX Receivables) 31,674,215 4,668,449 9,719,117 46,061,781 Total Ineligibles 44,850,998 4,697,354 18,682,616 11,449,944 79,680,912 Eligible A/R 75,699,427 14,526,073 66,564,310 11,362,361 168,152,172 Dilution % > 5% per most recent FE 0.0% 0.0% 0.0% 0.0% Dilution Reserve i Net Eligible A/R 75,699,427 14,526,073 66,564,310 11,362,361 168,152,172 Advance Rate 85% 85% 85% 85% Available A/R, before Reserves $ 64,344,513 $ 12,347,162 $ 56,579,664 $ 9,658,007 $ 142,929,346 Eligible Credit Agreement Reference 2The criteria for determining ARPA ineligibility, specified below and listed herein, are Identified within the definition of Eligible Intercompany Account

Hexion
Borrowing Base - Eligible Inventory
As of December 31, 2018
(Amounts in USD)

		US				Canada				Netherlands				UK				Consolidated Total
		RM	WIP	FG	Total	RM	WIP	FG	Total	RM	WIP	FG	Total	RM	WIP	FG	Total	
Gross Inventory		$ 33,943,348	$ 40,136,060	$ 51,341,292	$ 125,420,700	$ 7,892,460	$ 4,050,039	$ 3,498,102	$ 15,440,601	$ 18,723,333	$ 47,018,985	$ 31,075,135	$ 96,817,453	$ 1,301,902	$ 825,717	$ 1,269,619	$ 3,397,237	$ 241,075,991
Add: In Transit		-	-	6,944,015	6,944,015	-	-	51,397	51,397	-	-	3,475,572	3,475,572	-	-	224,687	224,687	10,695,672
Add: Revenue Recognition Adjustment		-	-	4,097,402	4,097,402	-	-	176,894	176,894	-	-	66,874	66,874	-	-	-	-	4,341,170
Adjusted Gross Inventory		33,943,348	40,136,060	62,382,709	136,462,117	7,892,460	4,050,039	3,726,393	15,668,892	18,723,333	47,018,985	34,617,581	100,359,899	1,301,902	825,717	1,494,306	3,621,924	256,112,832
Ineligibles:	[1]																	
Non Perfected Security Interest		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Inventory not RM, WIP or FG and Adj for RM recorded in WIP/FG	a	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Unsaleable/not useable, out of spec	b	-	-	724,716	724,716	-	-	91,337	91,337	-	-	2,122,791	2,122,791	-	-	69,042	69,042	3,007,886
Slow moving, obsolete, defective etc	c	-	-	2,700,953	2,700,953	-	-	416,191	416,191	-	-	-	-	-	-	-	-	3,117,145
Non ordinary course of business	d	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Consigned	e	-	994,666	2,828,893	3,823,558	-	-	-	-	-	2,138,127	539,513	2,677,640	-	41,899	-	41,899	6,543,098
Purchase Price Variance	f	-	-	-	-	17,061	-	-	17,061	-	-	-	-	-	-	-	-	17,061
Capitalized Variances	g	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Lower of Cost or Market	g	-	-	170,596	170,596	-	-	-	-	-	-	-	-	-	-	-	-	170,596
Violation of Fair Labor Standards	h	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Not insured	i	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Customer has possession	j	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Non-governmental standards	k	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Non-conforming with credit agreement	l	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Tolling locations / Outside Processors	m	1,276,477	-	-	1,276,477	-	-	-	-	12,418	-	-	12,418	-	-	-	-	1,288,895
Ineligible Jurisdiction	n	-	-	709,702	709,702	-	-	-	-	950,897	1,744,650	7,724,945	10,420,492	-	-	-	-	11,130,194
Packaging, mandrels, tooling	o	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Subject to IP rights of 3rd party	p	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Commingled	q	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Shrink/ Physical inventory reserve	r	-	-	10,693	10,693	-	-	11,229	11,229	-	-	-	-	-	-	-	-	21,922
Inter-Company Profit	s	-	-	2,373,353	2,373,353	-	-	-	-	-	-	241,064	241,064	-	-	-	-	2,614,417
Non-money purchase pension scheme (UK)	t	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
UK/Dutch moratorium	u	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Reclass of A/R due to FOB shipping terms		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
OTG Inventory Reserve in FE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
In-Transit Sales Accrual in FE		-	-	-	-	-	-	-	-	-	-	28,391	28,391	-	-	-	-	28,391
Other ineligibles		-	-	1,007,096	1,007,096	-	-	-	-	-	-	-	-	-	-	172,039	172,039	1,179,134
Total Ineligibles		1,276,477	994,666	10,526,001	12,797,144	17,061	-	518,758	535,819	963,315	3,882,777	10,656,705	15,502,796	-	41,899	241,080	282,980	29,118,739
Eligible Inventory before Advance Rate		32,666,871	39,141,394	51,856,708	123,664,973	7,875,399	4,050,039	3,207,635	15,133,073	17,760,018	43,136,209	23,960,877	84,857,103	1,301,902	783,818	1,253,226	3,338,945	226,994,094
Lesser of (a) and (b):																		
(a) Advance Rate		70.0%	70.0%	70.0%	70.0%	70.0%	70.0%	70.0%	70.0%	70.0%	70.0%	70.0%	70.0%	70.0%	70.0%	70.0%	70.0%	
NOLV% per most recent appraisal					65.4%				66.3%				74.6%				45.9%	
(b) NOLV at 85%					55.6%				56.4%				63.4%				39.0%	
Available Inventory, before Reserves					$ 68,745,358				$ 8,528,243				$ 53,807,889				$ 1,302,689	$ 132,384,180

[1]Eligible Credit Agreement Reference

Hexion
Borrowing Base - Eligible Machinery and Equipment
As of December 31, 2018
(Amounts in USD)

		Canada	Netherlands	UK	Germany	Total Consolidated
Appraised M&E NOLVIP		7,149,085	73,106,660	2,340,450	34,321,015	116,917,210
Ineligibles (to extent not included in appraisal):						
Non Perfected Security Interest						-
No valid, marketable title	a					-
Foreign	b					-
(i) Not located on owned real property for any non-Dutch Loan Party or (ii) the Administrative Agent has not completed reasonably satisfactory due diligence for M&E not located on owned property for any Dutch Loan Party	c					-
Obsolete, unmerchantable, etc	d					-
Damaged, defective	e					-
Non conforming -covenants/reps/warrants	f					-
Non-governmental standards	g					-
Not insured	h					-
Subject to a commitment to sell	i					-
England/Wales-Debtor Relief law and material judgments	j					-
England/Wales- non-connected pension scheme	k					-
						-
Total Ineligibles		-	-	-	-	-
Eligible Appraised M&E before Advance Rate		7,149,085	73,106,660	2,340,450	34,321,015	116,917,210
Advance rate		80%	80%	80%	80%	
Available Appraised M&E		$ 5,719,268	$ 58,485,328	$ 1,872,360	$ 27,456,812	$ 93,533,768

Hexion Borrowing Base—Reserves As of December 31, 2018 (Amounts in USD} us Canada Netherlands UK Germany Consolidated Total Re.serves for ROT/EROT & Assignability 8,900,630 8,900,630 Reserve for German Trustee Admin Fee: A/R Availability N/A Inventory Availability N/A M&E Availability 27,456,812 27,456,812 9% Trustee Admin Fee 9% German Trustee Admin Fee Reserve $ $ $ $ $ 2,471,113 $ 2,471,113 Priority Payables: Accrued sales, payroll, taxes and VAT taxes 2,549,356 2,549,356 Accrued pension and retirement liabilities (CAN only) 0 0 Accrued vacation/layoffs (UK) 213,042 213,042 Insolvency admin fee (UK) 765,420 765,420 Other Priority Payables Subtotal Priority Payables Reserve $ $ 2,549,356 $ $ 978,462 $ 3,527,818 Up to $50mm for pari passu hedge/cash mgt agr. Rent Reserve (2 months rent expensel1 1,189,932 379,161 310,200 1,879,293 Other Reserves: Tot al Borrowing Base Reserves $ 1,189,932 $ 2,928,517 $ 9,210,830 $ 978,462 $ 2,471,113 $ 16,778,854 1 Rent reserve required unless landlord waiver received (provided that, for any Dutch Leasehold, no Rent Reserve shall apply)

Project Miro 13-Week Cash Flow Forecast (Out-of-Court) As of March 1, 2019 CONFIDENTIAL | SUBJECT TO FRE 408 PRELIMINARY | SUBJECT TO MATERIAL CHANGEProject Miro 13-Week Cash Flow Forecast (Out-of-Court) As of March 1, 2019 CONFIDENTIAL | SUBJECT TO FRE 408 PRELIMINARY | SUBJECT TO MATERIAL CHANGE

Consolidated

CONFIDENTIAL | SUBJECT TO FRE 408

Project Miro - Weekly Cash Flow Forecast (Out-of-Court)

PRELIMINARY | SUBJECT TO MATERIAL CHANGE

Forecast as of 3/1/19

Week Ending *(in millions of USD)*	3/1/19	3/8/19	3/15/19	3/22/19	3/29/19	4/5/19	4/12/19	4/19/19	4/26/19	5/3/19	5/10/19	5/17/19	5/24/19	13 Week
Consolidated Cash Flow Summary														
Trade Receivable Collections	$57.7	$56.2	$59.7	$75.9	$69.2	$56.9	$70.2	$67.9	$61.5	$64.1	$62.4	$65.2	$49.5	$816.5
Other Receipts	9.7	2.8	8.8	7.1	11.0	5.0	8.2	0.3	1.8	11.9	1.1	10.1	5.2	82.9
Total Operating Receipts	**67.4**	**59.0**	**68.5**	**83.0**	**80.1**	**61.9**	**78.4**	**68.2**	**63.4**	**76.0**	**63.5**	**75.3**	**54.7**	**899.4**
Vendor Payments	(61.6)	(46.8)	(57.6)	(53.4)	(46.6)	(51.3)	(55.1)	(52.5)	(36.6)	(56.1)	(44.1)	(43.6)	(41.1)	(646.4)
Payroll & Benefits	(3.0)	(7.5)	(2.4)	(17.0)	(22.9)	(6.3)	(6.5)	(18.2)	(15.3)	(6.4)	(3.1)	(7.4)	(13.1)	(129.2)
Other Disbursements	(9.7)	(0.2)	(7.1)	(0.5)	(8.8)	0.0	(6.6)	(0.3)	(0.9)	(3.4)	(0.7)	(6.9)	(1.0)	(46.2)
Total Operating Disbursements	**(74.3)**	**(54.4)**	**(67.2)**	**(70.9)**	**(78.3)**	**(57.7)**	**(68.2)**	**(71.1)**	**(52.8)**	**(66.0)**	**(47.9)**	**(58.0)**	**(55.2)**	**(821.8)**
Operating Cash Flow	**(6.9)**	**4.6**	**1.3**	**12.2**	**1.8**	**4.3**	**10.2**	**(3.0)**	**10.6**	**10.1**	**15.6**	**17.3**	**(0.5)**	**77.6**
Capital Expenditures	(1.3)	(1.3)	(1.3)	(1.3)	(1.3)	(1.3)	(1.3)	(1.3)	(1.3)	(1.3)	(1.3)	(1.3)	(1.3)	(16.9)
Interest (Payments) / Proceeds	(2.3)	(0.2)	(3.7)	(0.1)	-	(1.9)	(0.0)	(67.4)	(0.1)	(1.9)	(0.2)	(26.2)	(0.1)	(104.1)
Other	0.2	(7.3)	(0.3)	(0.3)	-	(8.1)	8.1	-	-	-	5.1	0.4	-	(2.3)
Net Cash Flow before Restr. Disb.	**(10.3)**	**(4.2)**	**(4.1)**	**10.5**	**0.5**	**(7.0)**	**17.0**	**(71.7)**	**9.2**	**6.9**	**19.2**	**(9.8)**	**(1.9)**	**(45.7)**
Professional Fees	-	(3.8)	(1.4)	(2.0)	(1.3)	(1.7)	(1.1)	(4.2)	(3.9)	(3.7)	(2.3)	(4.0)	-	(29.3)
Net Cash Flow After Restr. Disb.	**(10.3)**	**(8.0)**	**(5.4)**	**8.5**	**(0.8)**	**(8.8)**	**15.9**	**(75.8)**	**5.3**	**3.2**	**16.8**	**(13.7)**	**(1.9)**	**(75.0)**
Total ROW Net Cash Flow	0.4	(1.6)	8.7	0.9	6.4	(2.5)	(9.2)	(5.3)	5.1	(1.1)	0.6	(5.0)	(8.9)	**(11.5)**
Net Cash Flow	**(10.0)**	**(9.5)**	**3.2**	**9.4**	**5.6**	**(11.3)**	**6.7**	**(81.1)**	**10.4**	**2.1**	**17.5**	**(18.7)**	**(10.8)**	**(86.5)**

Page 2 of 3

Consolidated CONFIDENTIAL | SUBJECT TO FRE 408 PRELIMINARY | SUBJECT TO MATERIAL CHANGE Project Miro - Weekly Cash Flow Forecast (Out-of-Court) Forecast as of 3/1/19 3/1/19 3/8/19 3/15/19 3/22/19 3/29/19 4/5/19 4/12/19 4/19/19 4/26/19 5/3/19 5/10/19 5/17/19 5/24/19 13 Week Week Ending (in millions of USD) 9 10 11 12 13 14 15 16 17 18 19 20 21 9-21 Consolidated Liquidity Summary Opening Book Cash Balance 61.7 62.1 60.5 69.2 70.0 78.8 76.3 67.0 61.7 66.8 65.6 66.3 61.3 61.7 Net Cash Flow (10.0) (9.5) 3.2 9.4 5.6 (11.3) 6.7 (81.1) 10.4 2.1 17.5 (18.7) (10.8) (86.5) Revolver Borrowing / (Repayment) 10.3 8.0 5.4 (8.5) 3.2 8.8 (16.0) 75.8 (5.3) (3.2) (16.8) 13.7 1.9 77.2 Ending Cash Balance 62.1 60.5 69.2 70.0 78.8 76.3 67.0 61.7 66.8 65.6 66.3 61.3 52.4 52.4 Less: Restricted Cash 15.6 15.6 15.6 15.6 15.6 15.6 15.6 15.6 15.6 15.6 15.6 15.6 15.6 15.6 Ending Available Book Cash 46.5 44.9 53.6 54.4 63.2 60.7 51.4 46.1 51.2 50.0 50.7 45.7 36.8 36.8 Beginning Revolver Availability 69.9 59.6 51.6 49.2 58.2 56.0 45.7 61.7 (14.1) (8.8) (5.6) 11.3 (2.5) 69.9 Plus: Availability Increase - - 3.0 - - - - - - - - - - 3.0 (Borrowings) / Repayments (10.3) (8.0) (5.4) 9.0 (2.2) (10.3) 16.0 (75.8) 5.3 3.2 16.8 (13.7) (1.9) (77.2) Ending Revolver Availability 59.6 51.6 49.2 58.2 56.0 45.7 61.7 (14.1) (8.8) (5.6) 11.3 (2.5) (4.4) (4.4) International Credit Lines 24.6 24.6 24.6 24.6 31.1 31.1 31.1 31.1 31.1 31.1 31.1 31.1 31.1 31.1 130. 6 121.1 127.3 137.2 150.3 137. 5 144. 2 63.1 73.5 75.6 93.1 74.4 63.6 63.6 Consolidated Liquidity NA + EUR Liquidity Summary Total NA + EUR Cash 11.0 11.0 11.0 11.0 11.0 11.0 11.0 11.0 11.0 11.0 11.0 11.0 11.0 11.0 Revolver Availability 59.6 51.6 49.2 58.2 56.0 45.7 61.7 (14.1) (8.8) (5.6) 11.3 (2.5) (4.4) (4.4) 70.5 62.6 60.1 69.1 67.0 56.7 72.7 (3.2) 2.2 5.4 22.2 8.5 6.6 6.6 Total NA + EUR Liquidity Page 3 of 3Consolidated CONFIDENTIAL | SUBJECT TO FRE 408 PRELIMINARY | SUBJECT TO MATERIAL CHANGE Project Miro - Weekly Cash Flow Forecast (Out-of-Court) Forecast as of 3/1/19 3/1/19 3/8/19 3/15/19 3/22/19 3/29/19 4/5/19 4/12/19 4/19/19 4/26/19 5/3/19 5/10/19 5/17/19 5/24/19 13 Week Week Ending (in millions of USD) 9 10 11 12 13 14 15 16 17 18 19 20 21 9-21 Consolidated Liquidity Summary Opening Book Cash Balance 61.7 62.1 60.5 69.2 70.0 78.8 76.3 67.0 61.7 66.8 65.6 66.3 61.3 61.7 Net Cash Flow (10.0) (9.5) 3.2 9.4 5.6 (11.3) 6.7 (81.1) 10.4 2.1 17.5 (18.7) (10.8) (86.5) Revolver Borrowing / (Repayment) 10.3 8.0 5.4 (8.5) 3.2 8.8 (16.0) 75.8 (5.3) (3.2) (16.8) 13.7 1.9 77.2 Ending Cash Balance 62.1 60.5 69.2 70.0 78.8 76.3 67.0 61.7 66.8 65.6 66.3 61.3 52.4 52.4 Less: Restricted Cash 15.6 15.6 15.6 15.6 15.6 15.6 15.6 15.6 15.6 15.6 15.6 15.6 15.6 15.6 Ending Available Book Cash 46.5 44.9 53.6 54.4 63.2 60.7 51.4 46.1 51.2 50.0 50.7 45.7 36.8 36.8 Beginning Revolver Availability 69.9 59.6 51.6 49.2 58.2 56.0 45.7 61.7 (14.1) (8.8) (5.6) 11.3 (2.5) 69.9 Plus: Availability Increase - - 3.0 - - - - - - - - - - 3.0 (Borrowings) / Repayments (10.3) (8.0) (5.4) 9.0 (2.2) (10.3) 16.0 (75.8) 5.3 3.2 16.8 (13.7) (1.9) (77.2) Ending Revolver Availability 59.6 51.6 49.2 58.2 56.0 45.7 61.7 (14.1) (8.8) (5.6) 11.3 (2.5) (4.4) (4.4) International Credit Lines 24.6 24.6 24.6 24.6 31.1 31.1 31.1 31.1 31.1 31.1 31.1 31.1 31.1 31.1 130. 6 121.1 127.3 137.2 150.3 137. 5 144. 2 63.1 73.5 75.6 93.1 74.4 63.6 63.6 Consolidated Liquidity NA + EUR Liquidity Summary Total NA + EUR Cash 11.0 11.0 11.0 11.0 11.0 11.0 11.0 11.0 11.0 11.0 11.0 11.0 11.0 11.0 Revolver Availability 59.6 51.6 49.2 58.2 56.0 45.7 61.7 (14.1) (8.8) (5.6) 11.3 (2.5) (4.4) (4.4) 70.5 62.6 60.1 69.1 67.0 56.7 72.7 (3.2) 2.2 5.4 22.2 8.5 6.6 6.6 Total NA + EUR Liquidity Page 3 of 3

Hexion Inc. Fourth Quarter and Fiscal Year 2018 Results March 1, 2019 Draft and Subject to RevisionHexion Inc. Fourth Quarter and Fiscal Year 2018 Results March 1, 2019 Draft and Subject to Revision

Forward-Looking Statements Hexion Inc. Certain statements in this presentation are forward-looking statements within the meaning of and made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition, our management may from time to time make oral forward-looking statements. All statements, other than statements of historical facts, are forward-looking statements. Forward-looking statements may be identified by the words “believe,” “expect,” “anticipate,” “project,” “might,” “plan,” “estimate,” “may,” “will,” “could,” “should,” “seek,” “intend” or similar expressions. Forward-looking statements reflect our current expectations and assumptions regarding our business, the economy and other future events and conditions and are based on currently available financial, economic and competitive data and our current business plans. Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, services, prices and other factors as discussed in the Risk Factors section of our filings with the Securities and Exchange Commission (the “SEC”). While we believe our assumptions are reasonable, we caution you against relying on any forward-looking statements as it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, a weakening of global economic and financial conditions, interruptions in the supply of or increased cost of raw materials, the loss of, or difficulties with the further realization of, cost savings in connection with our strategic initiatives, including transactions with our affiliate Momentive Performance Materials Inc., the impact of our substantial indebtedness, our failure to comply with financial covenants under our credit facilities or other debt, pricing actions by our competitors that could affect our operating margins, changes in governmental regulations and related compliance and litigation costs and the other factors listed in the Risk Factors section of our SEC filings. For a more detailed discussion of these and other risk factors, see the Risk Factors section in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and our other filings made with the SEC. All forward-looking statements are expressly qualified in their entirety by this cautionary notice. The forward-looking statements made by us speak only as of the date on which they are made. Factors or events that could cause our actual results to differ may emerge from time to time. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. This presentation contains non-GAAP financial information. Reconciliation to GAAP is included at the end of the presentation. Draft and Subject to Revision 2Forward-Looking Statements Hexion Inc. Certain statements in this presentation are forward-looking statements within the meaning of and made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition, our management may from time to time make oral forward-looking statements. All statements, other than statements of historical facts, are forward-looking statements. Forward-looking statements may be identified by the words “believe,” “expect,” “anticipate,” “project,” “might,” “plan,” “estimate,” “may,” “will,” “could,” “should,” “seek,” “intend” or similar expressions. Forward-looking statements reflect our current expectations and assumptions regarding our business, the economy and other future events and conditions and are based on currently available financial, economic and competitive data and our current business plans. Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, services, prices and other factors as discussed in the Risk Factors section of our filings with the Securities and Exchange Commission (the “SEC”). While we believe our assumptions are reasonable, we caution you against relying on any forward-looking statements as it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, a weakening of global economic and financial conditions, interruptions in the supply of or increased cost of raw materials, the loss of, or difficulties with the further realization of, cost savings in connection with our strategic initiatives, including transactions with our affiliate Momentive Performance Materials Inc., the impact of our substantial indebtedness, our failure to comply with financial covenants under our credit facilities or other debt, pricing actions by our competitors that could affect our operating margins, changes in governmental regulations and related compliance and litigation costs and the other factors listed in the Risk Factors section of our SEC filings. For a more detailed discussion of these and other risk factors, see the Risk Factors section in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and our other filings made with the SEC. All forward-looking statements are expressly qualified in their entirety by this cautionary notice. The forward-looking statements made by us speak only as of the date on which they are made. Factors or events that could cause our actual results to differ may emerge from time to time. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. This presentation contains non-GAAP financial information. Reconciliation to GAAP is included at the end of the presentation. Draft and Subject to Revision 2

Overview of Fourth Quarter 2018 Results

HEXION

Quarter Ended December 31					
($ in millions)	2017	2017 Adjusted for Divestitures	2018	YoY Δ	YoY Δ Adjusted for Divestitures
Revenue	**$ 895**	**$ 890**	**$ 904**	**1%**	**2%**
Segment EBITDA	**74**	**73**	**66**	**(11%)**	**(10%)**

- Ongoing revenue growth with an increase of 1% year over year
- Net loss of $82 million compared to net loss of $88 million in the prior year period
- Fourth quarter 2018 Segment EBITDA[(1)] of $66 million, decreasing 11% year-over-year
  - Results reflected strong earnings in our global formaldehyde and Latin America forest products businesses, as well as the positive impact of our recent structural cost reduction initiatives
  - Overall results were negatively impacted by $13 million in planned turnaround costs within our base epoxy resins business
- In 2018, the Company achieved $48 million of cost savings related to its restructuring program announced in the fourth quarter of 2017. At December 31, 2018, Hexion had approximately $9 million of total in-process savings, the majority of which it expects to realize in the first half of 2019

Strong Results in Global Formaldehyde and Latin America Forest Products Businesses; Q4'18 Segment EBITDA, Adjusted for Turnaround Impact, increased by 7%

(1) Segment EBITDA is a non-GAAP financial measure. The closest GAAP financial measure is Net Income (Loss). A table that reconciles Segment EBITDA is at the end of this presentation. Segment EBITDA is defined as EBITDA (earnings before interest, income taxes, depreciation and amortization) adjusted for certain non-cash and other income and expenses. Segment EBITDA is the primary performance measure used by the Company's senior management, the chief operating decision-maker and the board of directors to evaluate operating results and allocate capital resources among segments.

3

Draft and Subject to Revision

Overview of Fiscal Year 2018 Results

HEXION

($ in millions)	2017	2017 Adjusted for Divestitures	2018	YoY Δ	YoY Δ Adjusted for Divestitures
	Year Ended December 31				
Revenue	**$3,591**	**$3,574**	**$3,797**	**6%**	**6%**
Segment EBITDA	**365**	**361**	**440**	**21%**	**22%**

- Improving revenue trend with increase of 6%
- Net loss of $136 million compared to net loss of $234 million in the prior year period
- Fiscal Year 2018 Segment EBITDA increased 21% year-over-year reflecting cost reduction actions and higher margins primarily in the Company's base epoxy resins and phenolic specialty resins, as well as improvement in our global forest products businesses
- At December 31, 2018, the Company had $305 million in liquidity comprised of cash and available borrowings
- In 2019, Hexion expects demand to continue to drive volume increases in our North America formaldehyde business and improvement in its specialty epoxy business due to the introduction of new products and government supported investment in the China wind energy market. The Company also anticipates it epoxy specialty business to benefit from improvements in demand for low solvent coatings over the next few years, primarily in China. Finally, Hexion anticipates strong overall improvement in our Latin American businesses in 2019

Future Growth Expected from Investments, Secular Growth and Productivity Initiatives

4

Draft and Subject to Revision

Forest Product Resins
Fourth Quarter 2018 Segment Results

HEXION

($ in millions)	Quarter Ended December 31 2017	2018	Δ
Revenue	$ 380	$ 414	9%
Segment EBITDA [(1)]	62	66	7%
Segment EBITDA Margin	16.3%	15.9%	(30)bps

Q4'18 Revenue Comparison YoY

Volume	Price/Mix	Currency Translation	Impact of Dispositions	Total
(3)%	17%	(4)%	(1)%	9%

Summary

- Revenue reflected higher volumes in Latin America and the contractual pass through of higher raw material costs
- Segment EBITDA increased by 7% year-over-year reflecting strong performance in Latin America and North America formaldehyde businesses

(1) Segment EBITDA is defined as EBITDA adjusted to exclude certain non-cash and non-recurring expenses. Segment EBITDA is an important measure used by the Company's senior management and board of directors to evaluate operating results and allocate capital resources among segments. Segment EBITDA is also the profitability measure used to set management and executive incentive compensation goals. Segment EBITDA is defined and reconciled to Net Income (Loss) later in this presentation

5

Draft and Subject to Revision

Epoxy, Phenolic and Coating Resins Fourth Quarter 2018 Segment Results

HEXION

($ in millions)	Quarter Ended December 31 2017	2018	Δ
Revenue	$ 515	$ 490	(5)%
Segment EBITDA	31	18	(42)%
Segment EBITDA Margin	6.0%	3.7%	(230)bps

Q4'18 Revenue Comparison YoY

Volume	Price/Mix	Currency Translation	Total
(12)%	11%	(4)%	(5)%

Summary

- Revenue declined slightly reflecting lower oilfield proppant volume and softer demand in China, partially offset by price actions in certain businesses
- Segment EBITDA negatively impacted by $13 million in turnaround costs within base epoxy resins business, partially offset by recent cost actions in other businesses

6

Draft and Subject to Revision

Appendices Draft and Subject to RevisionAppendices Draft and Subject to Revision

Reconciliation of Non-GAAP Financial Measures

HEXION

(In millions)	Three Months Ended December 31, 2018	Three Months Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Net loss	$ (85)	$ (88)	$ (136)	$ (234)
Income tax expense (benefit)	29	2	46	18
Interest expense, net	84	82	334	329
Depreciation and amortization	28	30	113	115
Accelerated depreciation	2	—	4	14
EBITDA	$ 58	$ 26	$ 360	$ 242
Items not included in Segment EBITDA:				
Asset impairments	$ —	$ —	$ 32	$ 13
Business realignment costs	8	25	27	52
Realized and unrealized foreign currency losses (gains)	1	10	27	3
Gain on dispositions	—	—	(44)	—
(Gain) loss on extinguishment of debt	—	—	—	3
Unrealized (gains) losses on pension and OPEB plan liabilities	(13)	(4)	(13)	(4)
Transaction costs	3	3	13	8
Other	9	14	38	48
Total adjustments	8	48	80	123
Segment EBITDA	$ 66	$ 74	$ 440	$ 365
Segment EBITDA:				
Epoxy, Phenolic and Coating Resins	$ 18	$ 31	$ 226	$ 174
Forest Products Resins	66	62	285	257
Corporate and Other	(18)	(19)	(71)	(66)
Total	66	74	440	365
Adjustment for dispositions (1)	—	(1)	—	(4)
Adjusted Segment EBITDA	$ 66	$ 73	$ 440	$ 361

(1) Adjustment for disposition impacts the Forest Product Resins segment.

8

Draft and Subject to Revision

Draft and Subject to RevisionDraft and Subject to Revision

Hexion Inc. - Domestic Entity Intercompany Loan Summary
As of December 31, 2018

Confidential
Preliminary Draft - Subject to Change

Borrower (Issuer)	Lender (Holder)	Intercompany Loan Amount in USD
Canada	US	$168,958,999
Netherlands	US	$1,014,397,816
US	Latin America	$534,487
US	Netherlands	$99,427,884

Hexion Inc. - Foreign Entity Intercompany Loan Summary

Borrower (Issuer)	Lender (Holder)	Intercompany Loan Amount in USD
New Zealand	Australia	$7,177,807
Netherlands	Netherlands	$184,356,814
Netherlands	Asia	$5,399,322
Netherlands	Canada	$30,100,000
Germany	Germany	$72,294,829
Germany	Italy	$10,308,600
Germany	Finland	$9,163,200
Germany	Spain	$11,454,000
Asia	Asia	$28,353,877
Asia	Netherlands	$6,991,442

Note: Intercompany loans within the same country/region are between different legal entities in that country/region

Notes to the Draft Guarantor/Non-Guarantor Financial Information Draft – Subject to Substantial Revision Information is subject to final accounting and / or going concern adjustments and final version could have substantial changes. Combined Subsidiary Guarantors: Domestic U.S. subsidiary guarantors are as follows: Lawter International Inc. Hexion Deer Park LLC HSC Capital Corporation (dissolved in April 2017) Hexion International Inc. Hexion CI Holding Company (China) LLC NL COOP Holdings LLC Oilfield Technology Group, Inc. (dissolved in September 2017) These entities have limited assets and P&L activity. Subsidiary guarantor Assets: $7 million of Affiliate Loans Receivable (Hexion Investments, Inc. from Hexion Schekinoazot OOO, a 50% unconsolidated JV in Russia. These amounts arose from past due royalties and technical fees that were converted to a loan. $14 million of investments in unconsolidated entities. This amount represents the equity investment for NL Co-Op Holdings LLC (US)’s 65% ownership of Hexion International Cooperatief U.A. (Netherlands) Subsidiary guarantor P&L activity: Other Operating Expense (Income) - $1 – Royalty and Tech fees from the Hexion Schekinoazot OOO Joint Venture due to Hexion International Inc. Earnings (Losses) from unconsolidated entities, net of taxes - $25 – Equity method accounting for NL Co- Op Holdings LLC (US)’s 65% ownership of Hexion International Cooperatief U.A.

HEXION INC.
CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2018

	Hexion Inc.	Combined Subsidiary Guarantors	Combined Non-Guarantor Subsidiaries	Eliminations	Consolidated
Assets					
Current assets:					
Cash and cash equivalents (including restricted cash of $0 and $15, respectively)	$ 20	$ —	$ 108	$ —	$ 128
Accounts receivable, net	98	—	312	—	410
Intercompany accounts receivable	40	—	66	(106)	—
Intercompany loans receivable	82	—	1	(83)	—
Inventories:					
Finished and in-process goods	100	—	140	—	240
Raw materials and supplies	36	—	58	—	94
Other current assets	28	—	31	—	59
Total current assets	404	—	716	(189)	931
Investments in unconsolidated entities	132	14	19	(146)	19
Deferred income taxes	—	—	—	—	—
Intercompany loans receivable	1,114	—	100	(1,214)	—
Other long-term assets	13	7	18	—	38
Property and equipment, net	363	—	478	—	841
Goodwill	53	—	56	—	109
Other intangible assets, net	19	—	8	—	27
Total assets	$ 2,098	$ 21	$ 1,395	$ (1,549)	$ 1,965
Liabilities and Deficit					
Current liabilities:					
Accounts payable	$ 126	$ —	$ 258	$ —	$ 384
Intercompany accounts payable	66	—	40	(106)	—
Debt payable within one year	12	—	80	—	92
Intercompany loans payable within one year	1	—	82	(83)	—
Interest payable	81	—	1	—	82
Income taxes payable	3	—	—	—	3
Accrued payroll and incentive compensation	22	—	30	—	52
Other current liabilities	61	—	46	—	107
Total current liabilities	372	—	537	(189)	720
Long-term liabilities:					
Long-term debt	3,577	—	119	—	3,696
Intercompany loans payable	100	—	1,114	(1,214)	—
Accumulated losses of unconsolidated subsidiaries in excess of investment	767	146	—	(913)	—
Long-term pension and post employment benefit obligations	34	—	187	—	221
Deferred income taxes	11	—	4	—	15
Other long-term liabilities	115	—	78	—	193
Total liabilities	4,976	146	2,039	(2,316)	4,845
Total Hexion Inc. shareholder's deficit	(2,878)	(125)	(642)	767	(2,878)
Noncontrolling interest	—	—	(2)	—	(2)
Total deficit	(2,878)	(125)	(644)	767	(2,880)
Total liabilities and deficit	$ 2,098	$ 21	$ 1,395	$ (1,549)	$ 1,965

89

91 HEXION INC. CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2018 Hexion Inc. Combined Subsidiary Guarantors Combined Non- Guarantor Subsidiaries Eliminations Consolidated Net sales $ 1,730 $ — $ 2,261 $ (194) $ 3,797 Cost of sales 1,452 — 1,968 (194) 3,226 Gross profit 278 — 293 — 571 Selling, general and administrative expense 147 — 148 — 295 Gain on dispositions (24) — (20) — (44) Asset impairments 25 — 3 — 28 Business realignment costs 16 — 11 — 27 Other operating expense (income), net 12 (1) 25 — 36 Operating income 102 1 126 — 229 Interest expense, net 319 — 15 — 334 Intercompany interest (income) expense, net (83) — 83 — — Other non-operating expense (income), net 40 — (52) — (12) Loss before income tax, (losses) earnings from unconsolidated entities (174) 1 80 — (93) Income tax expense 1 — 38 — 39 (Loss) income before (losses) earnings from unconsolidated entities (175) 1 42 — (132) Earnings (losses) from unconsolidated entities, net of taxes 47 25 3 (72) 3 Net (loss) income (128) 26 45 (72) (129) Net income attributable to noncontrolling interest — — 1 — 1 Net (loss) income attributable to Hexion Inc. $ (128) $ 26 $ 46 $ (72) $ (128) Comprehensive (loss) income attributable to Hexion Inc. $ (139) $ 26 $ 60 $ (86) $ (139)

Hexion Confidential Subject to FRE 408 Asset Sale Summary Over the last 18 months the Company has received indications of interest for certain of its business units The implied total enterprise for Hexion based on the aggregation of these bids was $3.1 to $3.3 billion ï,· This valuation excludes any potential value attributable to the Company’s Oilfield Services business and adjusts for certain debt-like liabilities such as pension and environmental liabilities

Hexion Debt Schedule December 31, 2018 (in millions) Long-Term Due Within One Year ABL Facility $ 137 $—Senior Secured Notes: 6.625% First-Priority Senior Secured Notes due 2020 (includes $1 unamortized debt premium) 1,551—10.00% First-Priority Senior Secured Notes due 2020 315—10.375% First-Priority Secured Notes due 2022 560—13.75% Senior Secured Notes due 2022 225—9.00% Second-Priority Senior Secured Notes due 2020 574—Debentures: 9.2% Debentures due 2021 74—7.875% Debentures due 2023 189—Other Borrowings: Australia Facility due 2021 31 3 Brazilian Bank Loans 12 41 Sale Leaseback Financings 48 7 Capital Leases 8 3 China Bank Loans 30 Korea Bank Loans 3 Colombia Bank Loans 1 2 US Insurance Premium Financing—4 Unamortized debt issuance costs (29)—Total $ 3,696 $ 93

DIP Sizing Forecast Assumptions 1. General Assumptions – DIP Sizing Forecast is based the Company’s latest business plan projections, with adjustments for bankruptcy related items. – Filing of only the United States legal entities at the end of March, 2019, emerging in March, 2020. – No insolvency proceedings or filings by the foreign entities. – All foreign currency rates are held constant during the forecasting period. – Anticipates sufficient borrowing base capacity for access to the full $350M revolver facility throughout the forecast period. 2. Financing – Adequate protection payments to First Lien Lenders and ABL only (in amount equal to post-petition interest) 3. Chapter 11 Related Items – Payment of $6 million to establish a utility adequate assurance escrow. st – $79 million of post-filing professional fees for the Debtor, 1 Lien, 1.5 Lien, Crossover Lender groups and UCC. – Assumes all accrued and unpaid professional fees, professional fee holdbacks and success fees will be paid by the exit financing. – Approximately $55 million of additional funding needs to support operations during the process. 4. Intercompany Activity – Assumes all pre-petition and post-petition intercompany trade and loan activity continues among all regions of the world. CONFIDENTIAL | SUBJECT TO FRE 408 DRAFT | SUBJECT TO MATERIAL CHANGE 1 FOR INTERNAL DISTRIBUTION ONLY DIP Sizing Forecast Assumptions 1. General Assumptions – DIP Sizing Forecast is based the Company’s latest business plan projections, with adjustments for bankruptcy related items. – Filing of only the United States legal entities at the end of March, 2019, emerging in March, 2020. – No insolvency proceedings or filings by the foreign entities. – All foreign currency rates are held constant during the forecasting period. – Anticipates sufficient borrowing base capacity for access to the full $350M revolver facility throughout the forecast period. 2. Financing – Adequate protection payments to First Lien Lenders and ABL only (in amount equal to post-petition interest) 3. Chapter 11 Related Items – Payment of $6 million to establish a utility adequate assurance escrow. st – $79 million of post-filing professional fees for the Debtor, 1 Lien, 1.5 Lien, Crossover Lender groups and UCC. – Assumes all accrued and unpaid professional fees, professional fee holdbacks and success fees will be paid by the exit financing. – Approximately $55 million of additional funding needs to support operations during the process. 4. Intercompany Activity – Assumes all pre-petition and post-petition intercompany trade and loan activity continues among all regions of the world. CONFIDENTIAL | SUBJECT TO FRE 408 DRAFT | SUBJECT TO MATERIAL CHANGE 1 FOR INTERNAL DISTRIBUTION ONLY